SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by Registrant   /X/

Filed by a Party other than the Registrant   / /

Check the appropriate box:

/X/   Preliminary Proxy Statement           / /  Confidential, for Use of the
                                                 Commission Only (as permitted
/ /   Definitive Proxy Statement                 by Rule 14a-6(e)(2))
/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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                         SAFE AID PRODUCTS INCORPORATED
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)    Title of each class of securities to which transaction applies:


    (2)    Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)    Proposed maximum aggregate value of transaction:

    (5)    Total fee paid:

/X/ Fee paid previously with preliminary materials.
    First preliminary proxy statement filed on September 11, 1997.

/ / Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:

    (2)    Form, Schedule or Registration Statement No.:

    (3)    Filing Party:

    (4)    Date Filed:


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                       REVISED PRELIMINARY PROXY MATERIALS
                       -----------------------------------

                         SAFE AID PRODUCTS INCORPORATED

                                 --------------

                          NOTICE OF SPECIAL MEETING OF
                    STOCKHOLDERS TO BE HELD OCTOBER __, 1997

                                 --------------

TO THE STOCKHOLDERS OF SAFE AID PRODUCTS INCORPORATED:

         We invite you to attend a Special Meeting of Stockholders of Safe Aid Products Incorporated ("Safe Aid") to be held at the offices of Lazer, Aptheker, Feldman, Rosella & Yedid, LLP, 250 Old Country Road, Melville, New York 11747 on October __, 1997, beginning at 10:00 a.m., local time. The limited purpose of the Special Meeting is to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To consider and vote upon a proposal to amend Safe Aid's Certificate of Incorporation to effectuate a ten-for-one reverse stock split of Safe Aid's Common Stock.

         2. To consider and vote upon a proposal to amend Safe Aid's Certificate of Incorporation to increase the authorized common stock to 999,999,000 shares of common stock.

         3. To consider and vote upon a proposal to amend Safe Aid's Certificate of Incorporation to change Safe Aid's name to Safe Technologies International, Inc.

         4. To consider and vote upon a proposal to approve and adopt a merger agreement dated August 29, 1997, between Safe Aid and Intelligence Network International, Inc. and the transactions contemplated thereby.

         5. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on August 29, 1997, are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.


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         Whether or not you plan to attend the Special Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                                      By order of the Board of Directors,

                                      SAFE AID PRODUCTS INCORPORATED



                                      Stanley Snyder, President

Melville, New York
Date:  October __, 1997


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                         SAFE AID PRODUCTS INCORPORATED

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Safe Aid Products Incorporated, a Delaware corporation ("Safe Aid") of proxies from the holders of Safe Aid's common stock, par value $.00001 per share (the "Safe Aid Common Stock"), for use at the Special Meeting of Stockholders to be held at the offices of Lazer, Aptheker, Feldman, Rosella & Yedid, LLP on October __, 1997, beginning at 10:00 a.m. local time and at all adjournments and postponements thereof (the "Special Meeting").

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is October __, 1997. Safe Aid's principal executive offices are located at c/o Lazer, Aptheker, Feldman, Rosella & Yedid, LLP, 225 Old Country Road, Melville, New York 11747 and its telephone number is (516) 364-3887.

                         PURPOSES OF THE SPECIAL MEETING

         At the Special Meeting, Safe Aid's stockholders will consider and vote upon the following matters:

         1. An amendment to Safe Aid's Certificate of Incorporation to effectuate a ten-for-one reverse stock split of Safe Aid's Common Stock (the "Reverse Stock Split");

         2. An amendment to Safe Aid's Certificate of Incorporation to increase the authorized common stock to 999,999,000 shares of common stock (the "Common Stock Amendment");

         3. An amendment to Safe Aid's Certificate of Incorporation to change Safe Aid's name to Safe Technologies International, Inc. (the "Name Change Amendment");

         4. The proposed merger of Intelligence Network International, Inc., a Florida corporation ("INI") with and into Safe Aid pursuant to the terms and condition of the merger agreement between INI and Safe Aid dated August 29, 1997 (the "Merger Proposal"); and

         5. Such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof.

         In order to consummate the Merger with INI, Safe Aid stockholders need to adopt and approve each of the proposals presented at the Special Meeting: (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, and (iv) the Merger Proposal. The Merger Agreement provides that approval of each of these proposals is a condition precedent to closing the Merger.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance


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with the procedures set forth herein) will be voted FOR the Reverse Stock Split,
FOR the Common Stock Amendment, FOR the Name Change Amendment, and FOR the
Merger Proposal. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specifications so made. The Board does not know of any other matters that may be brought before the Special Meeting. In the event that any other matter should come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.


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                                     SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement.

General

         This Proxy Statement, Notice of Safe Aid Special Meeting to be held October __, 1997, and form of proxy solicited in connection therewith are being mailed to holders of Safe Aid Common Stock on or about October __, 1997.

Special Meeting

         At the Special Meeting, holders of shares of Safe Aid Common Stock will consider and vote upon (i) a proposal to amend Safe Aid's Certificate of Incorporation to effectuate a ten-for-one reverse stock split (the "Reverse Stock Split"), (ii) a proposal to amend Safe Aid's Certificate of Incorporation to increase the authorized common stock to 999,999,000 shares of common stock (the "Common Stock Amendment"), (iii) a proposal to amend Safe Aid's Certificate of Incorporation to change Safe Aid's name to Safe Technologies International, Inc. (the "Name Change Amendment"), (iv) a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby (the "Merger Proposal"), and (v) on such other matters as may properly be submitted to a vote at the Special Meeting.

         In order to consummate the Merger with INI, Safe Aid stockholders need to adopt and approve each of the proposals presented at the Special Meeting: (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, and (iv) the Merger Proposal. The Merger Agreement provides that approval of each of these proposals is a condition precedent to the closing of the Merger.

INI Shareholder Approval

         By written consent, the shareholders of INI have approved and adopted the Merger Agreement and the transactions contemplated thereby.

Safe Aid

         Safe Aid was incorporated under Delaware law on May 21, 1987 to engage in manufacturing and marketing of a disinfectant product for sale in dental and medical offices and hotel and motel markets, as well as in the retail over-the-counter market, and to engage in research and development regarding nasal and transdermal delivery of aspirin and other drugs.

         During the past several years, Safe Aid has been relatively inactive with nominal sales and operations and has remained in its development stage. During the past year, Safe Aid's principal

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business objective has been to find and merge with an operating company that management believes could increase shareholder value.

         Safe Aid's executive offices are located at c/o Lazer, Aptheker, Feldman, Rosella & Yedid, LLP, 225 Old Country Road, Melville, New York 11747 and its telephone number is (516) 364- 3887.

INI

         INI offers a broad range of Internet services and products through its three wholly owned subsidiaries: (i) CyberPlan, Inc, a company which specializes in preparing bundled software packages, (ii) Property Intelligence International, Inc., an Internet information and content service provider and
(iii) In CyberMall, Inc., an Internet directory for upmarket products and services. (collectively, these companies may sometimes be referred to herein as the "Internet Companies").

         INI also intends to expands its products and services into two new industries with two recent acquisitions. On August 2, 1997, INI acquired Total Micro Computers, Inc. ("TMC"), a wholesaler and retailer of custom designed and assembled computer systems and related products. On August 28, 1997, INI acquired GMG Computer Consultants, Inc. d.b.a. Precision Imaging ("GMG"), a digital pre-press company which specializes in producing high quality full color magazine publications and catalogs (collectively, GMG and TMC sometimes may be referred to herein as the "Acquisition Companies"). See "Information about INI" and "Acquisition Companies."

         INI's executive offices are located at 249 Peruvian Avenue, Palm Beach, Florida 33480 and its telephone number is (561) 659-6227.

The Merger

         Prior to the closing date of the Merger (the "Closing Date"), Safe Aid shall effect a ten-for-one reverse stock split pursuant to which its outstanding common stock will be reduced to 70,547,720 shares. At the Effective Time, INI shall be merged with and into Safe Aid pursuant to the terms and conditions of the Merger Agreement. As of the Effective Time, the separate corporate existence of INI will terminate, and each issued and outstanding share of INI Common Stock will be converted into the right to receive one share of Safe Aid Common Stock. In the aggregate, INI shareholders will receive 585,819,936 shares of Safe Aid Common Stock in the Merger. At the Closing, Safe Aid will also issue 49,109,500 shares of Safe Aid Common Stock to certain brokers, finders and consultants for services rendered in the Merger transaction. After the consummation of the Merger, the former INI shareholders will own approximately 83% of Safe Aid's Common Stock.

Conditions to the Merger

         The obligations of Safe Aid and INI to effect the Merger are subject to certain conditions, including, among other things, (i) approval and adoption of the Reverse Stock Split, the Common Stock Amendment, the Name Change Amendment and the Merger Agreement by Safe Aid's

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stockholders, (ii) the accuracy of representations and warranties included in the Merger Agreement and other customary conditions. Other than the required approval of the Merger by the Safe Aid stockholders, substantially all of the obligations of Safe Aid and INI to consummate the Merger may be waived or modified by the party that is, or whose stockholders are, entitled to the benefits thereof.

Termination of the Merger Agreement

         Either INI or Safe Aid may terminate the Merger Agreement upon written notice to the other if the closing of the Merger (the "Closing") has not occurred by October 31, 1997, without liability to either party.

Management and Operations after the Merger

         At the Effective Time, all of the existing officers and directors of Safe Aid will resign, and the new officers and directors of Safe Aid after the Merger will be as follows: Barbara L. Tolley, Chairman of the Board and CEO, Michael Bhathena, Vice President and Chief Information Officer, Bradford L. Tolley, Secretary and Treasurer, Charles N. Martus, Director, Jack W. Tolley, Director, Franklin L. Frank, Director and Robert L. Alexander, Director.

         After the Merger, new management will develop Safe Aid's New Media and New Technology Services. New management intends to (i) expand the operations of the Acquisition Companies by providing these companies with marketing expertise, financial expertise and administration, (ii) integrate Internet services into the daily operations of the Acquisition Companies and (iii) make selective vertical or horizontal acquisitions in strategic locations of companies which are compatible to Safe Aid's target niche profile of products and services.

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                                  RISK FACTORS

         Stockholders of Safe Aid, in considering whether to approve the Merger Proposal should consider the following matters. These matters should be considered in conjunction with the other information included and incorporated by reference in this Proxy Statement.

Limited Operating History of INI

         INI commenced operations on October 2, 1996 and since its inception has had limited operations. As a result, the likelihood of success of INI's operations must be considered in view of all the risks, expenses and delays inherent in the establishment of a new business, including, but not limited to, unforeseen expenses, complications and delays, the initiation of marketing activities, the uncertainty of market acceptance of new services, intense competition from larger more established competitors and other factors. Accordingly, there can be no assurance that the business of INI will be successful.

Merger Consideration and Dilution

         The consideration to be given to INI and Safe Aid stockholders in the Merger has been determined by arms-length negotiations between INI and Safe Aid, and does not have any direct relation to Safe Aid or INI's earnings, results of operations, book value, asset value or other criteria of value. There can be no assurances that the merger consideration represents an accurate valuation of Safe Aid's or INI's business. If the Merger is consummated, it will result in substantial dilution to the shareholders of Safe Aid. Pursuant to the Merger Agreement, Safe Aid will issue 585,819,936 shares of its common stock to INI's shareholders or approximately 83% of Safe Aid's Common Stock to be outstanding after the Merger. The former Safe Aid stockholders will own approximately 10% of Safe Aid Common Stock to be outstanding after the Merger and certain brokers, consultants and finders will own approximately 7% of Safe Aid's Common Stock to be outstanding after the Merger. See "The Proposed Merger-Brokerage and Finder's Fees" and "The Proposed Merger-Consultant's Fees".

Developing Market; Unproven Market for INI's Services

         INI's Internet Companies offer a broad selection of Internet based products and services. The services which the Internet Companies intend to offer have only recently begun to develop and are services which are rapidly developing and evolving. There can be no assurance that INI's specialization in new marketing methods and technologies will be readily accepted on a world wide or other significant basis. Moreover, critical issues such as market resistance to change from traditional marketing methods of conducting commerce and exchanging information may negatively impact the pace of INI's growth.

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Acquisition Strategy

         INI has experienced significant growth through acquisitions of five-wholly owned subsidiaries doing business in the Internet and technology related fields. After the consummation of the Merger, Safe Aid's success is dependent, in part, upon its ability to integrate the operations of, and manage over time, the acquired companies. There can be no assurance that Safe Aid will successfully integrate the acquired operations of GMC or TMC into its operations or that the anticipated benefits of the acquisitions will be achieved. The failure to successfully integrate GMG or TMC or future acquisitions into Safe Aid's operations would adversely affect Safe Aid's financial condition and results of operations.

Capital Requirements

         If the Merger is consummated, Safe Aid's capital requirements will be significant, and it will be an important ongoing function and responsibility of management to secure such necessary capital. Following the Merger, management will seek to raise capital (if necessary) through public or private offerings of equity or debt securities. A vital part of Safe Aid's growth will depend upon the successful attainment of capital. Safe Aid will need capital to grow the existing Acquisition Companies and to make additional appropriate vertical and horizontal market industry acquisitions. There can be no assurance that any such additional financing will be available to Safe Aid on commercially reasonable terms, or at all. In light of Safe Aid's limited resources, its anticipated expenses and the competitive environment in which it operates, any inability to obtain additional financing, if required, would have a material adverse effect on Safe Aid.

Dependence on Key Personnel

         After the Merger, the success of Safe Aid will be highly dependent on its management. Safe Aid's success will depend to a significant extent upon the efforts and ability of its Chief Executive Officer and Chairman, Barbara Tolley, and certain other key executives, including executives of its acquired subsidiaries. Upon Closing, Ms. Tolley will enter into a two year employment agreement with Safe Aid, with an option exercisable by Ms. Tolley to extend the employment agreement for an additional year. See "Business after the Merger Employment Agreements." The loss of the services of Ms. Tolley or other key executives could have a material adverse effect on Safe Aid's business.

Competition

         The market for companies providing Internet Services is highly competitive and there are many new participants entering the market. Many companies offering the services provided by the Internet Companies already have large customer bases and have greater financial capabilities than INI initially will have. The market competition for companies providing computer sales and services is also highly competitive and requires that companies such as this, operate with very small profit margins.

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Possible Depressing Effect of Future Sales of Safe Aid Common Stock

         Future sales of the shares of Safe Aid Common Stock to be issued in the Merger, or the perception that such sales could occur, could adversely affect the market price of Safe Aid Common Stock. There can be no assurance as to when, and how many of, the shares of Safe Aid Common Stock to be issued in the Merger will be sold and the effect such sales may have on the market price of Safe Aid Common Stock. Such securities are subject to resale restrictions in accordance with the Securities Act of 1933, as amended (the "Securities Act") and the regulations promulgated thereunder. As such restrictions lapse or if such securities are registered for sale to the public, such securities may be sold to the public.

Forward-Looking Statements

         The management of INI and Safe Aid believe that this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements regarding, among other items, (i) the business plan for Safe Aid after the Merger and (ii) anticipated trends in the Internet and technology related fields. These forward-looking statements are based largely on management's expectations and are subject to a number of risks and uncertainties, certain of which are beyond INI and Safe Aid's control. Actual results could differ materially from these forward-looking statements as a result of the factors described in "Risk Factors," including, among others, general economic conditions, the limited operating history of INI, the unproven market for INI's services, governmental regulation and competitive factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this Proxy Statement will in fact transpire.

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                                 Special Meeting

Matters to be Considered at the Special Meeting

         At the Special Meeting, holders of Safe Aid Common Stock will be asked to consider and vote upon (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, (iv) the Merger Proposal, and (v) such other proposals as may be properly brought before the Special Meeting.

         In order to consummate the Merger with INI, Safe Aid stockholders need to adopt and approve each of the proposals presented at the Special Meeting: (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, and (iv) the Merger Proposal. The Merger Agreement provides that approval of each of these proposals is a condition precedent to the Closing of the Merger.

Record Date; Stock Entitled to Vote; Quorum

         Only stockholders of record of Safe Aid Common Stock at the close of business on August 29, 1997 (the "Safe Aid Record Date") are entitled to receive notice of, and to vote at, the Special Meeting. At the close of business on the Safe Aid Record Date, Safe Aid had issued and outstanding 705,477,200 shares of Safe Aid Common Stock. A majority of the outstanding shares of Safe Aid Common Stock on the Safe Aid Record Date must be represented in person or by proxy at the Special Meeting in order for a quorum to be present. Each share of Safe Aid Common Stock issued and outstanding on the Safe Aid Record Date will entitle the holder thereof to one vote on each proposal presented at the Special Meeting.

         Shares of Safe Aid Common Stock represented at the Special Meeting by a properly executed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to "street name" shares that are properly executed and returned by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Special Meeting with respect to (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, or (iv) the Merger Proposal if authority to vote is withheld from the broker (a "broker non-vote").

Votes Required

         The affirmative vote of the holders of a majority of the outstanding shares of Safe Aid Common Stock is required to approve and adopt (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, and (iv) the Merger Proposal.

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Voting of Proxies

         Proxies properly executed and returned in a timely manner will be voted at the Special Meeting in accordance with the directions noted thereon. Proxies which are properly executed, but for which no voting direction is indicated, will be voted FOR the Reverse Stock Split, FOR the Common Stock Amendment, FOR the Name Change Amendment, and FOR the Merger Proposal. Abstentions will be recorded as such by the Inspector of Elections for the Special Meeting. Abstentions and broker non-votes (as well as any other failure to vote) will not be considered as votes cast with respect to any of the proposals.

Revocability of Proxies

         Any stockholder giving a proxy has the power to revoke it at any time before it is voted, either by voting in person at the meeting, by written notice to the Secretary of Safe Aid or by delivery of a later-dated proxy.

Ownership by Executive Officers and Directors

         As of September 17, 1997, directors and executive officers of Safe Aid may be deemed to be beneficial owners of shares (including shares underlying certain options and warrants) of 192,846,000 Safe Aid Common Stock, or approximately 27.3% of the then outstanding shares of Safe Aid Common Stock.

Recommendation of the Safe Aid Board

         The Safe Aid Board has unanimously approved the (i) the Reverse Stock Split, (ii) the Common Stock Amendment, (iii) the Name Change Amendment, and
(iv) the Merger Proposal (collectively, all such proposals shall be referred to as the "Safe Aid Proposals"). The Safe Aid Board believes that the Safe Aid Proposals are in the best interests of Safe Aid and its stockholders and recommends that the Safe Aid Stockholders vote FOR the Reverse Stock Split, FOR the Common Stock Amendment, FOR the Name Change Amendment, and FOR the Merger Proposal.

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                               THE PROPOSED MERGER

         The following summary of the material terms of the Merger Agreement is qualified in its entirety by reference to the provisions of the Merger Agreement, which is attached as Annex A to this Proxy Statement and is incorporated by reference herein.

General

         The respective Board of Directors of Safe Aid and INI, meeting separately, each approved and adopted the Merger Agreement and the Merger and authorized the execution and performance of the Merger Agreement. The shareholders of INI have approved and adopted the Merger Agreement and the Merger and authorized the execution and performance of the Merger Agreement.

Background of the Merger

         The Presidents of Safe Aid and INI were introduced in July 1996, and became aware of each other's situations and needs. Pursuant to that meeting, the Presidents of the two entities stayed in contact and communication with each other during the year of 1996. In early Spring 1997, the Presidents met, again, in Florida and initiated serious conversations about the possibility of a potential merger which could benefit both companies.

         In July 1997, the parties came to an agreement as to the terms of a potential merger. On August 18, 1997, Safe Aid and INI entered into a letter of intent. On August 29, 1997, the parties entered into a definitive Merger Agreement.

Reasons for the Merger; Recommendation of the Safe Aid Board

         Safe Aid has been unsuccessful in effecting its original business purpose and had virtually no active operations for the past several years. In addition, Safe Aid has no capital available to renew active operations. As a result, management adopted a strategy of locating an operating company to engage in a business combination with Safe Aid that could increase shareholder value.

         In considering the merits of the Merger with INI, Safe Aid's Board of Directors gave substantial weight to its belief that marketing through the Internet, and related fields of INI, represent a significant growth opportunity. Management has reviewed the business plan of INI and believes that it represents a viable business opportunity and an opportunity to increase shareholder value. Safe Aid's Board of Directors also considered the risk factors attributable to INI's business discussed in "Risk Factors" above, particularly INI's limited operating history and need for additional capital and disadvantages of the Merger, such as the substantial dilution of the existing stockholders' ownership of Safe Aid.

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         Safe Aid's Board of Directors determined that the benefits outweighed the disadvantages and unanimously approved the terms of the Merger and recommends that Safe Aid stockholders adopt the Merger Agreement. See "The Proposed Merger."

Reasons for the Merger; Recommendation of the INI Board

         The decision of the INI board, based upon the recommendation of Barbara Tolley, the Chairman of the Board, was based upon INI's interest in growing and securing market share for the private acquisition companies, as quickly as possible, and believing that it was in the interests of INI's global expansion plans to become part of a public company entity.

Effective Time

         The Merger will become effective upon the filing of (i) a Certificate of Merger with the Secretary of State of Delaware and (ii) Articles of Merger with the Secretary of State of Florida (the "Effective Time"). The Effective Time is expected to occur as promptly as practicable after the required approval of Safe Aid stockholders at their Special Meeting, subject to the terms and conditions contained in the Merger Agreement.

Structure of the Merger; Conversion of Shares

         Prior to the Closing Date, Safe Aid shall effect a ten-for-one reverse stock split pursuant to which its outstanding common stock will be reduced to 70,547,720 shares. At the Effective Time, INI shall be merged with and into Safe Aid pursuant to the terms and conditions of the Merger Agreement. As of the Effective Time, the separate corporate existence of INI will terminate, and each issued and outstanding share of INI Common Stock will be converted into the right to receive one share of Safe Aid Common Stock. In the aggregate, INI shareholders will receive 585,819,936 shares of Safe Aid's Common Stock in the Merger. At the Closing, Safe Aid will also issue 49,109,544 shares of Safe Aid Common Stock to certain brokers, finders and consultants for services rendered in the Merger transaction. After the consummation of the Merger, the former INI shareholders will own approximately 83% of Safe Aid's Common Stock.

Procedure to Exchange of Certificates

         As soon as is practicable after the Effective Time, Safe Aid's transfer agent, United States Transfer of Englewood, Colorado (the "Transfer Agent") will mail a form of transmittal letter to holders of INI Common Stock. The form of transmittal letter will contain instruction with respect to the surrender of certificates representing INI Common Stock.

         INI STOCK CERTIFICATES SHOULD NOT BE RETURNED WITH THE ENCLOSED PROXY AND SHOULD NOT BE FORWARDED TO THE TRANSFER AGENT UNLESS AND UNTIL THE INI SHAREHOLDER RECEIVES A LETTER OF TRANSMITTAL FOLLOWING THE EFFECTIVE TIME.

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Governmental Approvals

         Safe Aid and INI do not need to obtain any federal or state governmental approvals in order to effectuate the Merger.

Conditions to the Merger

         The obligations of INI to effect the Merger are subject to certain conditions; including (i) approval and adoption of the Reverse Stock Split by Safe Aid's stockholders, (ii) approval and adoption of the Common Stock Amendment by Safe Aid's stockholders, (iii) approval and adoption of the Name Change Amendment by Safe Aid's stockholders, (iv) approval and adoption of the Merger Agreement by Safe Aid's stockholders, and (v) the accuracy of representations and warranties of Safe Aid made in the Merger Agreement and other customary conditions.

         The obligation of Safe Aid to effect the Merger are subject to certain conditions, including (i) simultaneously with or prior to closing, INI shall have closed acquisitions of at least two companies active in industries relating to that of INI and reasonably acceptable to Safe Aid, and as of the Closing Date shall have not less than $280,000 in cash or cash equivalent assets, (ii) Safe Aid and Barbara Tolley shall have entered into an employment agreement pursuant to which Ms. Tolley will be employed as the Chief Executive Officer and Chairman of the Board of Safe Aid, and (iii) the accuracy of representations and warranties of INI made in the Merger Agreement and other customary conditions.

Termination of the Merger Agreement

         Either INI or Safe Aid may terminate the Merger Agreement upon written notice to the other if the Closing of the Merger has not occurred by October 31, 1997, without liability to either party.

Federal Income Tax Consequences

         For federal income tax purposes the merger of INI with and into Safe Aid, in accordance with the terms of the Merger Agreement, will qualify as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Merger qualities as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code, (i) no gain or loss will be recognized by either Safe Aid or INI as a result of the consummation of the Merger, (ii) no gain or loss will be recognized by a shareholder of INI upon the receipt by such shareholder of shares of Safe Aid Common Stock in exchange for such shareholder's shares of INI's Common Stock in accordance with the terms of the Merger Agreement, (iii) the aggregate tax basis of the shares of Safe Aid Common Stock received by a shareholder of INI will be the same as the aggregate tax basis of the shares of INI Common Stock surrendered in exchange therefor reduced by the amount of any cash received and increased by the amount of any gain recognized, and (iv) the holding period of the shares of Safe Aid Common Stock received by an INI shareholder in exchange for shares of INI Common Stock will include the period during which the shares of INI

Common Stock surrendered in exchange therefor were held, provided the shares of INI Common Stock were held as capital assets at the Effective Time.

         THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. INI SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE SPECIFIC AND DEFINITIVE ADVICE AS TO THE FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE CONVERSION OF THEIR SHARES OF INI COMMON STOCK PURSUANT TO THE MERGER, AS WELL AS ADVICE AS TO THEIR APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS AND POSSIBLE AMENDMENTS TO SUCH LAWS.

Accounting Treatment of the Merger

         The merger will be accounted for as a "reverse acquisition" in accordance with generally accepted accounting principles. INI will be treated as the accounting acquirer. The merger of INI with and into Safe will be deemed to be a capital transaction (not a business combination). The merger is equivalent to INI's issuance of stock for the net monetary assets of Safe Aid, accompanied by a recapitalization. INI's assets will be revalued and its cost will be based on the fair value of INI's net assets.

Resale of Safe Aid Common Stock

         The shares of Safe Aid Common Stock which will be received by INI shareholders pursuant to the Merger Agreement will be restricted securities as defined in Rule 144 of the Securities Act. Restricted securities can be sold into the public market pursuant to Rule 144 or pursuant to an effective registration statement. Additionally, such sales are subject to any applicable state securities laws.

Brokerage and Finder's Fees

         In connection with the Merger, both INI and Safe Aid have incurred obligations to pay certain brokerage and finder's fees. INI and Safe Aid will pay for these obligations by issuing certain parties shares of Safe Aid Common Stock. All such issuances will be on a post-split basis.

         At the Closing of the Merger, Safe Aid will pay a finder's fee to Robert Weinberg and Norman and Bernie Moskowitz. At the Closing, Safe Aid will issue 3,527,386 shares of its common stock to Mr. Weinberg and 3,527,386 shares of its common stock to Norman and Bernie Moskowitz. At the Closing, INI will issue 1,100,000 shares of INI Common Stock to Lockwood Realty, 100,000 shares of INI Common Stock to Jay Shapiro and 106,200 shares of INI Common Stock to First Venture, which shares will be exchanged for Safe Aid Common Stock pursuant to the Merger.

         At the Closing of the Merger, Safe Aid will pay a finder's fee to Private Trust Corp. Ltd., as Trustee for New Amsterdam Investment Trust (the "Trustee"). At the Closing, Safe Aid will issue 7,054,772 shares of its common stock to the Trustee.

         Except for the above finder's fee neither INI nor Safe Aid has incurred any liability for brokerage, finder's fees or similar charges in connection with the Merger.

Consultant's Fees

         Stanley Snyder, a President and Director of Safe Aid, and Lawrence Feldman, Safe Aid's former counsel, have served as consultants to Safe Aid during the Merger. As payment for their services, Safe Aid will issue 17,500,000 shares of its common stock (on a post-split basis) to each of Mr. Feldman and Mr. Snyder at the Closing of the Merger.

                            BUSINESS AFTER THE MERGER

         Following the Merger, the new management of Safe Aid intends to (i) expand the operations of the Acquisition Companies by providing these companies with marketing expertise, financial expertise and administration, (ii) integrate Internet services into the daily operations of the Acquisition Companies, and
(iii) make selective vertical or horizontal acquisitions in strategic locations of companies which are compatible to Safe Aid's target niche profile of products and services.

         New management will help develop marketing plans for each acquired company, and will provide the companies with continual reviews to monitor progress and growth. Each Acquisition Company will, pursuant to the marketing plan, implement and be responsible for its own sales goals and projections, sales force, sales contacts and all sales processing.

         New management also intends to integrate Internet services provided by the Internet Companies into the day to day business operations of each of the Acquisition Companies, as well as any future business acquisition companies. The Internet Companies have already begun creating web sites for GMG and TMC and also have made available installation of AT&T WorldNet Internet Services for both GMG and TMC usage. The Internet Companies have also made these services available to the companies' own customers. Any sophisticated or in depth Internet services, i.e. Intranets, system integration, etc., which the customers of the Acquisition Companies might require, will be referred to the Internet Companies.

         The Internet Companies will also be responsible for the Internet electronic commerce of the Acquisition Companies, and will be responsible for set up and maintenance of web sites, up to the point of processing the order. As the Acquisition Companies become more familiar with the Internet and doing business electronically, the Internet Companies will begin to transfer more and more of the Acquisition Companies procedures and processes (i.e. inventory, ordering, field sales management, pricing) onto the Internet via a private company Intranet for each company.

            PROFORMA FINANCIAL STATEMENTS-SAFE AID AFTER THE MERGER

         The accompanying pro forma condensed consolidated financial statements give effect to the Merger whereby Safe Aid will acquire all of the outstanding common stock of INI in exchange for an aggregate of 585,819,536 shares of Safe Aid Common Stock. At the Effective Time, INI will be merged with and into Safe Aid, and its separate corporate existence will cease.

         The accompanying pro forma condensed balance sheets as of November 30, 1996 and May 31, 1997 have been prepared as if (i) the Merger of INI with and into Safe Aid and (ii) INI's acquisitions of GMG and TMC had been completed as of the respective balance sheet dates. The accompanying pro forma condensed statement of operations for the fiscal year ended November 30, 1996 and the six months ended May 31, 1997 have been prepared as if (i) the Merger of INI with and into Safe Aid and (ii) INI's acquisitions of GMG and TMC acquisitions had been completed as of January 1, 1996.

         The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or operation results that would have occurred had the Merger been consummated on the dates specified, nor is it indicative of future operating results or financial position. In the opinion of the management of Safe Aid and INI, all adjustments necessary to present fairly the unaudited pro forma financial information have been made.

         The pro forma financial information should be read in conjunction with the historical financial statements of Safe Aid as set forth in Annex B, INI's historical financial set forth in Annex C, GMG's historical financial statements as set forth in Annex D and TMC's historical financial statements as set forth in Annex E.

                                          SAFE AID PRODUCTS INCORPORATED
                                           (A DEVELOPMENT STAGE COMPANY)
                                        INTELLIGENCE NETWORK INTERNATIONAL
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                   BALANCE SHEET

                                                                           at November 30, 1996 (1)
                                                          --------------------------------------------------------
                                                            Historical                       Pro Forma
                                                          --------------------     -------------------------------
                                                          Safe Aid     INI (2)     Adjustments         As Adjusted
                                                          --------     -------     -----------         -----------

                                                          ASSETS

Currents assets

   Cash............................................   $     4,034   $    97,372  $         0           $  101,406
   Notes receivable................................             0        81,853            0               81,853
   Accounts receivable, net........................             0       202,180            0              202,180
   Inventories.....................................             0       141,503            0              141,503
   Prepaid expenses & other current assets                      0         2,494       (2,511) (3)             (17)
Total current assets...............................         4,034       525,402            0              526,925
Property, plant and equipment net of
                           accumulated depreciation             0        65,699            0               65,699

Other assets.......................................             0         4,567            0                4,567

                                                      $     4,034    $  595,668  $    (2,511)             597,191

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

   Accounts payable................................  $             0    101,973            0              101,973
   Shareholders loans..............................        13,500         8,000            0               21,500
   Accrued expenses................................         5,293        54,846            0               60,139
   Notes payable...................................             0       185,839            0              185,839
   Other current liabilities.......................             0       108,467       97,489 (3)          205,956
Total current liabilities..........................        18,793       459,125            0              575,407
Long-term debt and capital lease obligations                    0             0            0                    0
Stockholders' equity (deficiency):

   Par value of common stock.......................         7,030         2,150            0                9,180
   Additional paid in capital......................     1,548,969       175,783            0            1,724,752
   Deficit accumulated during development stage        (1,570,758)            0            0           (1,570,758)
   Other stockholders' equity......................             0       (41,390)    (100,000) (3)        (141,390)

                                                     $     4,034     $  595,668       (2,511)             597,191


FOOTNOTES TO UNAUDITED PRO FORMA BALANCE SHEET 1996

(1) Represents the fiscal period for Safe Aid which is different from INI's fiscal period of December 31, 1996. A difference not more than 93 days and there are no significant items affected as a result of this adjustment.

(2) Pro Forma Financials are recast and provided by INI at the request of Safe Aid on September 24, 1997.
    Represents the combined balance sheet of IMI, TMC and GMG.

(3) Includes $100,000 of costs of completing the Merger, of which $2,511 has been incurred at December 31, 1996 and 97,489 is a pro forma accrual. These costs reduce paid-in capital.

                                          SAFE AID PRODUCTS INCORPORATED
                                           (A DEVELOPMENT STAGE COMPANY)
                                        INTELLIGENCE NETWORK INTERNATIONAL
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                   BALANCE SHEET


                                                                           at May 31, 1997 (1)
                                                        --------------------------------------------------------
                                                            Historical                       Pro Forma
                                                        ---------------------       ----------------------------
                                                        Safe Aid      INI (2)       Adjustments      As Adjusted
                                                        --------      -------       -----------      -----------

                                                      ASSETS

Currents assets

   Cash............................................   $     130    $   9,984$                0       $    10,114
   Notes receivable................................           0       125,207  (3)           0           125,207
   Accounts receivable, net........................           0       130,168                0           130,168
   Inventories.....................................           0       123,626                0           123,626
   Prepaid expenses & other current assets                    0         2,431          (81,880) (4)      (79,449)
Total current assets...............................         130       483,316                0           309,666
Property, plant and equipment net of
                           accumulated depreciation           0        86,827                0            86,827

Other assets.......................................           0         5,073                0             5,073

                                                      $     130    $  483,316       $  (81,880)          401,566

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

   Accounts payable................................   $       0        93,074                0            93,074
   Shareholders loans..............................      13,500         8,000                0            21,500
   Accrued expenses................................       6,589        48,964                0            55,553
   Notes payable...................................           0       185,839                0           185,839
   Other current liabilities.......................           0        56,959           18,120 (4)        75,079
Total current liabilities..........................      20,089       392,836                0           431,045
Long-term debt and capital lease obligations                  0             0                0                 0
Stockholders' equity (deficiency):

   Par value of common stock.......................       7,030         2,150                0             9,180
   Additional paid in capital......................   1,548,969       198,473                0         1,747,422
   Deficit accumulated during development stage      (1,575,958)            0                0        (1,575,958)
   Other stockholders' equity......................           0      (110,143)        (100,000) (4)     (210,143)

                                                      $     130     $ 483,316          (81,880)          401,566


FOOTNOTES TO UNAUDITED PRO FORMA BALANCE SHEET 1997

(1) Represents the fiscal period for Safe Aid which is different from INI's fiscal period of December 31, 1996. A difference not more than 93 days and there are no significant items affected as a result of this adjustment.

(2) Pro Forma Financials are recast and provided by INI at the request of Safe Aid on September 24, 1997.
    Represents the combined balance sheet of INI, TMC and GMG.

(3) Includes $43,354 of loans made to shareholders of GMG and In Cybermall in the period of January 1, to June
     30, 1997

(4) Includes $100,000 of costs of completing the Merger, of which $81,880 has been incurred at June 30, 1997 and
    18,120 is a pro forma accrual. These costs reduce paid-in capital.


                                          SAFE AID PRODUCTS INCORPORATED
                                           (A DEVELOPMENT STAGE COMPANY)
                                        INTELLIGENCE NETWORK INTERNATIONAL
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS

                                                                                                 From Inception
                                                             Year Ended                       (May 21, 1987) to
                                                          November 30, 1996 (1)               November 30, 1996
                                      --------------------------------------------------------------------------

                                             Historical                             Pro Forma
                                      ----------------------      ---------------------------------------------
                                      Safe Aid      INI (2)       Adjustments   As Adjusted         As Adjusted
                                      --------      -------       -----------   -----------         -----------


Revenue..........................    $ 19,647    $ 5,049,895      $    0      $ 5,069,542           $ 5,437,248

Costs and expenses

   Cost of sales.................    $ 15,187    $ 4,006,912           0      $ 4,022,099           $ 4,225,562
   Operating expenses                   9,469        811,928           0          821,397             2,556,398

Net Income.......................    $ (5,009)   $   231,055           0      $   226,046           $(1,344,712)

Net Income per common share                 0    $     0.011           0      $   0.0004                      0

Weighted Average common
              shares outstanding     702,977,200  21,899,400           0      702,977,200           654,257,057


FOOTNOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS 1996

(1) Represents the fiscal period for Safe Aid which is different from INI's fiscal period of December 31, 1996. A difference not more than 93 days and there are no significant items affected as a result of this adjustment.

(2) Pro Forma Financials are recast and provided by INI at the request of Safe Aid on September 24, 1997.
    Represents the combined balance sheet of IMI, TMC and GMG.

                                          SAFE AID PRODUCTS INCORPORATED
                                           (A DEVELOPMENT STAGE COMPANY)
                                        INTELLIGENCE NETWORK INTERNATIONAL
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF OPERATIONS



                                                                                                  From Inception
                                                             Six Months Ended                     (May 21, 1987)
                                                             May 31, 1997  (1)                   to May 31, 1997
                                       -------------------------------------------------------------------------
                                              Historical                             Pro Forma
                                       -------------------------      ------------------------------------------
                                       Safe Aid        INI (2)        Adjustments   As Adjusted      As Adjusted
                                       --------       -------         -----------   -----------      -----------

Revenue..........................        $   0      $ 2,195,251        $     0      $ 2,195,251      $ 2,562,957

Costs and expenses
   Cost of sales.................            0      $ 1,561,568              0      $ 1,561,568      $ 1,765,031
   Operating expenses                    5,200          431,583              0          436,783      $ 2,176,984

Net Income (Loss)................       (5,200)     $   202,100              0      $   196,900      $(1,379,058)

Net Income per common share......            0      $     0.009              0      $    0.0004                0

Weighted Average common
        shares outstanding.......  702,977,200       21,899,400              0      702,977,200      694,164,060


FOOTNOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS 1997

(1) Represents the fiscal period for Safe Aid which is different from INI's fiscal period of December 31, 1996. A difference not more than 93 days and there are no significant items affected as a result of this adjustment.

(2) Pro Forma Financials are recast and provided by INI at the request of Safe Aid on September 24, 1997.
    Represents the combined balance sheet of INI, TMC and GMG.


               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma information includes the historical financial statements of Safe Aid for its fiscal year ended November 30, 1996 and for the six month period ended May 31, 1996, the historical financial statements of INI for its fiscal year ended December 31, 1996 and the six month period ended June 30, 1997, the historical financial statements of GMG for its fiscal year ended December 31, 1996 and the six month period ended June 30, 1997 and the historical financial statements of TMC for its fiscal year ended December 31, 1997 and the six month period ended June 30, 1997. See the financial statements attached as Annexes B-E of this Proxy Statement.

NOTE 2 - CAPITAL TRANSACTIONS

In anticipation of the Reverse Merger, the following capital transaction occurred: On October __ 1997, INI amended its Articles of Incorporation to increase its authorized common stock from 30,000,000 Shares to 585,819,936 in anticipation of the reverse merger so that INI shareholders could exchange one share of INI Common Stock for one share of Safe Aid Common Stock.

NOTE 3 - EXCLUSION FROM FINANCIAL STATEMENTS

Excluded from the financial information is any attributed calculation of INI's goodwill and INI's intangible assets of copyright, trademark, domain names, and web site valuations.

         Management after the Merger

         As of the Effective Time, all of the existing officers and directors of Safe Aid will resign, and the new executive officers and directors of Safe Aid after the Merger will be as follows:

         Name                   Age      Position Held with Registrant
         ----                   ---      -----------------------------

         Barbara L. Tolley       60      CEO and Chairman of the Board
         Charles N. Martus       74      Director
         Jack W. Tolley          74      Director
         Franklin L. Frank       61      Director

         Robert L. Alexander     54      Director
         Bradford L. Tolley      33      Secretary and Treasurer
         Michael Bhathena        29      Vice President and Chief Information
                                             Officer


         Barbara L. Tolley received her BA from Ohio State University in 1959. She founded Westchester Ltd., Inc., in 1975, a privately held company specializing in international marketing and advertising in which she held the office of President until 1989. In 1990, Ms. Tolley founded one of the Internet companies, Property Intelligence International, Inc.("PII"), an international consulting and online real estate business service currently on the Internet. Since 1996, Ms. Tolley has been one of the majority stockholders in Villas International Realty, Inc., an international holiday rental agency. Ms. Tolley has been a President and Director of INI since its inception in October 1996. Ms. Tolley is the wife of Jack W. Tolley and the mother of Bradford L. Tolley.

         Charles N. Martus is a graduate of Dartmouth College, Hanover, New Hampshire in 1944, and attended Amos Tuck School. Mr. Martus was a principal in a gourmet food operation in Manhattan from 1946 until 1990. During the past five years, Mr. Martus has been retired.

         Jack W. Tolley is a graduate of Dartmouth College, Hanover, New Hampshire in 1947, and attended Cornell University in Ithaca, New York. Mr. Tolley founded J.W. Tolley & Associates in 1953, a national marketing and advertising agency and served as President until 1975. Mr. Tolley was a Director and consultant to Westchester Ltd., Inc. until 1982. Mr. Tolley has been pursuing a career as an artist and painter of Southwestern American art and as an author of several books on Florida and immigration for foreign nationals. Mr. Tolley has been a Director of INI since October 1996. Mr. Tolley is the husband of Barbara L. Tolley and the father of Bradford L. Tolley.

         Franklin L. Frank has been Director and President of a privately held real estate development company, based in Hicksville, New York, as well as a stockholder in other real estate asset companies. Mr. Frank is currently involved with mining operations in the State of Nevada. Mr. Frank has been a Director of INI since October 1996.

         Robert L. Alexander has been in management with Fortune 500 companies, and has had start up responsibility with privately held corporations during his career. Mr. Alexander was President of International Communications Systems
(ICS) from 1991 to 1993. He was President of United Communications Systems (USC) from 1993-1994, a telephone reseller company in select markets. Mr. Alexander founded his own company, Comstar International, Inc., with master distributor contracts with GE Capital Communications Services in 1994. He was recruited by Systems Communications, Inc. as CEO, responsible for operations of communications companies acquired and merged into the public company. Since April 1997 Mr. Alexander has been President of International Teledata Corporation, responsible for its transition from a privately held company to a public company.

         Bradford L. Tolley is a graduate of Phillips Academy in Andover, Massachusetts in 1982, and attended Rollins College in Winter Park, Florida. He was employed by Westchester Ltd., Inc., as an account executive from 1984 to 1989. From 1990-1992, Mr. Tolley was employed by Bilfinger & Berger's American subsidiary, Fru-Con Corporation, both subsidiaries of Dresdner Bank in Germany. From 1990-1992, Mr. Tolley was Vice President of PII, one of the Internet Companies. Mr. Tolley is currently President of Tolley Investments, Inc., a privately held company. Mr. Tolley has been the Treasurer, Secretary and a Director of INI since October 1996. Mr. Tolley is the son of Jack W. Tolley and Barbara L. Tolley.

         Michael Bhathena holds a B.A. in Computing & Statistics and a masters degree in computing science, from the University of Kent in Great Britain. Mr. Bhathena served as an assistant trader and then in the finance department at the Hong Kong & Shanghai Banking Corporation's (HSBC) City of London Offices from 1986-1988. Mr. Bhathena served as a voice and data communications executive for the Infocheck Group, Ltd. from 1992-93, a pioneer in providing on-line credit information to British companies. Mr. Bhathena was employed and served as President of PII Ltd., United Kingdom an affiliate of PII, one of the Internet Companies from 1993-1995.

Employment Agreements

         Upon Closing, Barbara Tolley will enter into a two year employment agreement with Safe Aid with an option exercisable by Ms. Tolley to extend the employment agreement for an additional year. Ms. Tolley's compensation will be $120,000 per year for the initial two year term. At Ms. Tolley's option, this sum can be paid with half cash and half stock, all cash or on an accrual basis. Ms. Tolley will be entitled to bonus compensation based on a percentage of the annual net pre-tax profits of Safe Aid. As an officer of Safe Aid, she will be entitled to participate in an overall group insurance plan providing health, life and disability insurance benefits for employees of Safe Aid. The employment agreement will also provide for the use of an automobile and/or a monthly automobile allowance, payment of club dues and other fringe benefits commensurate with her duties and responsibilities.

Significant Employees

         Four significant employees of GMG and TMC, the Acquisition Companies, have entered into employment agreements with their respective companies for a one year period after the Closing of the Merger.

         On August 21, 1997, Gary Bart and Dean Constantine, the President and Vice President of GMG each entered into an employment agreement with GMG relating to the employment of such individuals with GMG effective as of the Closing Date of the Merger. The employment agreements contain non-competition and confidentiality provisions and provide that Gary Bart will be the President of GMG and that Dean Constantine will be the Vice President of GMG. Mr. Bart and Mr. Constantine will respectively receive salaries of $84,000 and $60,000 per annum and will be entitled to receive an annual bonus equal to the net profits of GMG after tax for the 1997 fiscal year.

         Anthony Diaz and Gerardo Toquica each entered into an employment agreement with TMC dated August 1, 1997, relating to the employment of such individuals with TMC effective as of the Closing Date of the Merger. The employment agreements contain non-competition and confidentiality provisions. Mr. Diaz and Mr. Toquica will each receive a salary of $72,000 per annum.

         The foregoing summary of the terms of the employment agreements for the significant employees is qualified in its entirety by reference to the provisions of these employment agreements, a copy of which can be obtained from Safe Aid's management pursuant to the instructions contained on page 35 hereof.

                    PRINCIPAL STOCKHOLDERS AFTER THE MERGER

         The following table sets forth certain information regarding the identity of the persons who will be the principal stockholders of Safe Aid if the Merger is consummated. The following table sets forth the number of shares of Safe Aid's Common Stock that will be beneficially owned by (i) each person who will be named a director and/or executive officer of Safe Aid after the Merger, (ii) all directors and executive officers of Safe Aid after the Merger as a group, and (iii) each shareholder who will be a beneficial owner of more than 5% of Safe Aid's Common Stock after the Merger. In addition to the shares issued in the Merger, this table also reflects stock to be issued immediately prior to the Merger for capital contributions and services rendered to INI in connection with the Merger. After the Merger, Safe Aid will have issued an outstanding 705,477,200 shares of its common stock. An asterisk indicates beneficial ownership of less than 1% of the outstanding Safe Aid Common Stock after the Merger.

Name and Future Position     Amount and Nature of        Percentage of Shares
                              Beneficial Ownership

     Barbara L. Tolley 1           259,595,536                   36.8
     Chairman and CEO

     Ruth Deutsch 2                141,595,535                   20.1
       Shareholder

     Franklin L. Frank 3            68,000,000                    9.6
        Director

     Bradford L. Tolley             25,000,000                    3.5
    Treasurer and Secretary

      Jack W. Tolley 4               8,060,114                    1.2
          Director

     Michael Bhathena               11,000,000                    1.6
  Vice President and Chief
    Information Officer

     Charles N. Martus                 200,000                     *
        Director

     Robert L. Alexander               200,000                     *
        Director

  All officers and directors       372,055,650                   52.7%
       as a group

1 Excludes 8,060,114 shares held by Jack W. Tolley, Barbara Tolley's husband, and of which Ms. Tolley disclaims beneficial interest.

2 Excludes 68,000,000 shares beneficial held by Franklin L. Frank, Ms. Deutsch's
  HUSBAND, and of which Ms. Deutsch disclaims beneficial interest.

3 Includes 34,000,000 shares held by LVDB, Inc., a corporation controlled by Mr. Frank.

4 Excludes 259,595,536 shares held by Barbara Tolley, Jack W. Tolley's wife, and of which Mr. Tolley disclaims beneficial interest.

                           INFORMATION ABOUT SAFE AID

Business

         Safe Aid was incorporated under Delaware law on May 21, 1987 to engage in manufacturing and marketing of a disinfectant product for sale in dental and medical offices and hotel and motel markets, as well as in the retail over-the-counter market, and to engage in research and development regarding nasal and transdermal delivery of aspirin and other drugs.

         During the past several years, Safe Aid has been virtually inactive with nominal sales and operations and has remained in its development stage. During the past year, Safe Aid's principal business objective has been to find and merge with an operating company that management believes could increase shareholder value.

Employees

         At present, Safe Aid has one part-time clerical employee and one officer working part-time with respect to Safe Aid's business activities. Inasmuch as Safe Aid is not currently and does not plan to market any products in the near future, Safe Aid does not have any sales force.

Properties

         Inasmuch as there was limited activity, Safe Aid made arrangements to have access to office and conference facilities on an as needed basis at 300 Rabro Drive, Hauppauge, New York 11788. The cost of maintaining these office facilities was $150 per month. This arrangement was terminated during the fiscal year ending November 30, 1995.

Legal Proceedings

         There are no legal proceedings pending to which Safe Aid is subject, nor to the knowledge of Safe Aid are any such legal proceedings threatened.

Changes in and Disagreements with Accountants

         There have been no changes in or disagreements with Safe Aid's accountants, Scott & Guilfoyle.

Price Range of Common Stock

         Safe Aid's Common Stock is traded in the over-the-counter market under the symbol "SFAD". The following table sets forth the high and low bid and ask prices, as reported by the National Quotation Bureau, Inc., for Safe Aid's Common Stock for the calendar periods indicated. These quotations reflect intermediate prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

                              Common Stock
                              ------------

                        Bid              Asked
Period                  High/Low         High/Low
------                  --------         --------

1997
- - - - - -

1st Quarter             .0136/.00705     .0137/.0073
2nd Quarter             .016/.0045       .0163/.005

1996
- - - - - -
1st Quarter             .002/.0015       .003/.003
2nd Quarter             .06/.002         .07/.003
3rd Quarter             .025/.0075       .026/.0081
4th Quarter             .021/.008        .024/.0085

1995
- - - - - -
1st Quarter             .003/.001        .007/.004
2nd Quarter             .0025/.001       .007/.004
3rd Quarter             .0025/.001       .05/.003
4th Quarter             .0015/.001       .05/.003


         On August 28, 1997, the day preceding the day on which the parties entered into the Merger Agreement, the high and low sales price per share of Safe Aid Common Stock were $.0078 and $.0076, respectively.

         The approximate number of common stockholders of record of Safe Aid as of February 5, 1996 was 1,162.

Dividend Policy

         Safe Aid has never paid cash dividends on its Common Stock. Payment of dividends will be within the sole discretion of Safe Aid's Board of Directors and will depend, among other factors, upon earnings, capital requirements and the operating and financial condition of Safe Aid. At the present time, Safe Aid's anticipated financial capital requirements are such that it intends to follow a policy of retaining earnings in order to finance the development of its business.

                             PRINCIPAL STOCKHOLDERS

         Following table contains information as of September 17, 1997, as to the beneficial ownership of shares of Common Stock of Safe Aid of all officers and directors of Safe Aid, each person who to the knowledge of Safe Aid at that date, was the beneficial owner of 10% or more of the outstanding shares, and all officers and directors of Safe Aid as a group.

    Name and Address of               Amount and Nature of      Percent of Class
     Beneficial Owner                 Beneficial Ownership

Estate of Martin J. Feldman (1)            63,048,000                 8.9%
                                      Former Officer, Director

David J. Magid (1)                         21,678,000                 3.1%
40 Woodview Drive                         Shareholder
Doylestown, P.A.

Robert Reiner (1)                          54,749,140                 7.8%
3 Doyle Court                             Shareholder
Port Jefferson, NY

Melvin M. Fritz, D.O., M.D.                     0                       0%
15 Dewey Street                             Director
Huntington, NY

Stanley Snyder                            129,798,000                18.4%
One Penn Plaza                         Officer, Director
Suite 1503
New York, NY

All Officers and Directors as a           192,846,000                27.3%
group (including Estate of
Martin J. Feldman)

(1) These individuals may be deemed "parents" and "promoters" of Safe Aid under the rules and regulations of the Securities Act by virtue of their common stock ownership and their effort in the organization of Safe Aid.

                         MANAGEMENT'S PLAN OF OPERATIONS

         Safe Aid was incorporated under Delaware law on May 21, 1987 to engage in manufacturing and marketing of a disinfectant product for sale in dental and medical offices and hotel and motel markets, as well as in the retail over-the-counter market, and to engage in research and development regarding nasal and transdermal delivery of aspirin and other drugs.

         During the past several years, Safe Aid has been virtually inactive with nominal sales and operations and has remained in its development stage. During the past year, Safe Aid's principal business objective has been to find and merge with an operating company that management believes could increase shareholder value.

         Safe Aid's audited financial statements for its fiscal year ended November 31, 1996 and its unaudited financial statements for its quarters ended February 28, 1997 and May 31, 1997, respectively, are attached as Annex A to this Proxy Statement and are incorporated herein by reference.

                              INFORMATION ABOUT INI

Overview

         INI was incorporated under Florida law on October 2, 1996. Since its inception, INI has grown primarily through acquisition. On January 10, 1997, INI completed an acquisition of three Internet related companies in stock for stock exchanges. The principal shareholder of each of the Internet related companies was Barbara Tolley. In its January 1997 acquisition, INI acquired the following subsidiaries: CyberPlan, Inc., a Florida corporation ("CyberPlan"), Property Intelligence International, Inc., a Florida corporation ("PII") and In CyberMall, Inc., a Florida company ("In CyberMall").

         INI intends to expand its products and services through two more recent acquisitions. On August 2, 1997, INI acquired TMC, a wholesaler and retailer of custom designed and assembled computer systems and related products. On August 28, 1997, INI acquired GMG, a printer and publisher of magazines and catalogs. See "Acquisition Companies" for more detail regarding the terms and conditions of these acquisition agreements.

Internet Related Businesses

         INI's Internet related companies are (i) CyberPlan, a company which specializes in preparing bundled software packages, (ii) PII, an Internet information and content service provider, and (iii) In CyberMall, an Internet Directory for upmarket products and services.

         CyperPlan is a full service marketing cyberagency specializing in what is known as New Media. This refers specifically to the Internet, computer network technologies, CD-ROM creations, electronic commerce, Internet software development, and web sites with Intranet development for businesses.

         CyberPlan entered into a contract with AT&T in 1996 with AT&T's Internet WorldNet Division. The contract calls for CyberPlan to create and develop bundled software packages, designed around the AT&T WorldNet Internet Service, for specialized industry communications and Internet applications. The first product, Real Estate 2001, has recently been completed and passed AT&T testing standards, and is now ready for market launch. Real Estate 2001 features Internet access, Internet telephone, Internet video conferencing, and important hyperlinks/content to the real estate industry. Additional planned Internet software packages in the developmental stages are for the legal industry, Spanish speaking community, and Internet desktop software for children.

         PII is an Internet information and content service provider, established in 1992 in collaboration with AT&T for their business information services to Fortune 500 companies. With the advent of the Internet phenomenon, PII was relocated over to the Internet and is currently located on AT&T's InterNic Web Site, as one of eighteen public access web sites.

         PII delivers online to users specialized global real estate news and information, global financial information, global properties for sale, global property industry employment, global property events, builder products and services, global golf course information, as well as global hotels and resort information. PII saves significant time in locating, searching, and sorting specific industry data for the user.

         PII maintains an Internet radio station called PII RADIO which features various real estate personalities discussing various topics of interest to the public or to professionals serving the real estate industry.

         In CyberMall is an Internet directory exclusively containing upmarket products and services web sites which are marketing on the Internet.

         Current Internet directories, over 1,000 in total, are organized by word search and category and they accept for inclusion into their directories every possible type and size of industry and individuals web sites. In 1994, there were approximately 1,250 web sites online. Currently there are over 1,000,000 web sites on the Internet. Finding the information or products that one is looking for has become a major time factor for Internet users.

         In CyberMall was designed as a 'niche Directory Locator' and a time saver for people wanting information and access to the upmarket products and services only. In CyberMall provides this information conveniently and easily to them. In CyberMall is known on the Internet as 'the Mall for The Rich and Famous.'

         Within the last year, In CyberMall has begun offering Internet electronic commerce services at the web sites of small business clients who prefer to out source this function rather than make the sizeable investment to offer these services directly themselves.

Relationships between the Companies

         INI's Internet and New Technology Companies offer a full service of New Media services and Internet communications, where a client is able to have a one stop source for his brochure, Annual Report, catalog, magazine, etc. The client can also have those quality color collateral materials easily duplicated and reproduced electronically for other purposes, CD-ROM, laptop presentations, or uploaded to his web site.

         Clients will also have immediate access to specially designed Internet software for their business development, and/or special assembled specifications for their computer hardware systems and networks for their Internet desktops. Clients' offices can easily be connected with compatible computer network systems with high speed electronic information transfer systems and also directly to any of the Internet Companies creating an environment of cost savings and speed of production.

                              ACQUISITION COMPANIES

TMC

         Description of Business. TMC operates as a wholesaler and retailer of custom designed and assembled computer systems and related products to dealers, corporations and schools in the Southeast United States. TMC has focused its efforts on the education market and has built a significant presence in Florida schools. As a result of its school presence, TMC is now realizing additional private sales as parents interested in PC's for the home are turning to the same company that supplies the PC's at their children's schools. In addition to their own retail outlet they distribute to five additional retail stores in Central Florida.

         Terms of the TMC Acquisition Agreement. Pursuant to an acquisition agreement dated June 16, 1997 and a closing agreement dated August 2, 1997 (collectively, the "TMC Acquisition Agreement"), INI acquired all the issued and outstanding shares of TMC in exchange for the issuance of 1,062,500 shares of INI's common stock to the TMC shareholders.

         The TMC acquisition is subject to reversal if the merger of INI with and into Safe Aid is not closed on or before November 1, 1997. The TMC Acquisition Agreement provides the shareholders of TMC with a guarantee of their share price. If Safe Aid's Common Stock is trading at a price of less than $.40 per share upon the date one year after the Effective Time, Safe Aid will either issue additional Safe Aid Common Stock so that the total value of Safe Aid Common Stock issued to the TMC shareholders is $425,000, or pay to the TMC shareholders in cash the difference between the value of the 1,062,500 shares issued to the TMC shareholders and $425,000, as determined by Safe Aid.

         The foregoing summary of the terms of the TMC Acquisition Agreement is qualified in its entirety by reference to the provisions of the TMC Acquisition Agreement, a copy of which can be obtained from Safe Aid's management pursuant to the instructions provided on page 35 hereof.

GMG

         Description of Business. GMG is a digital pre-press company which specializes in producing high quality full color magazine publications and catalogs.

         GMG assists in the publication of magazines by working with publishers, advertising agencies and companies which are placing advertisements in the publication. GMG receives the editorial content of the magazine from the publisher and combines it on a computer with the advertising material which it receives directly from the advertisers. Once the magazine content has been put together, the computer is used to enhance the image quality of the magazine and ensure there are no mistakes. The entire magazine is then produced on color separated film that is sent to the printer.

         GMG's high quality work in this field was recognized when The Boca Raton Magazine recently won "1996 Best Produced Magazine" award. The award has been a springboard to prestigious new accounts that have been won by GMG in 1997.

         GMG also works on jewelry catalogs, which require the highest quality work and are priced accordingly. GMG ensures that the product pictures are scanned into a computer flawlessly and the full capabilities of GMG's computer systems and its software are used to produce the highest quality output. Color separations are then produced on film to be sent to the printer.

         Terms of the Acquisition Agreement. Pursuant to an acquisition agreement dated July 22, 1997 and a closing agreement dated August 28, 1997 (collectively, the "GMG Acquisition Agreement"), INI acquired all the issued and outstanding shares of GMG in exchange for 14,000,000 shares of INI's common stock to the GMG shareholders.

         The GMG acquisition is subject to reversal if the merger of INI with and into Safe Aid is not closed on or before November 1, 1997. The GMG Acquisition Agreement provides the shareholders of GMG with a right of reversion if Safe Aid's Common Stock is trading at a price lower than $.10 per share upon the date one year from the Effective Time. If GMG's shareholders elect the right of reversion, Safe Aid will be required to return to the GMG shareholders all of their GMG stock, contingent upon the following terms: (i) GMG's former shareholders must return all Safe Aid Common Stock held by them, a minimum of 10,000,000 shares, (ii) any monies which Safe Aid might have advanced to GMG as working capital will be repaid per the terms which were established at the time of funding by Safe Aid, and (iii) Safe Aid shall be released from any lease facility equipment guarantees which it made on behalf of GMG.

         The foregoing summary of the terms of the TMC Acquisition Agreement is qualified in its entirety by reference to the provisions of the TMC Acquisition Agreement, a copy of which can be obtained from Safe Aid's management pursuant to the instructions contained on page 35 hereof.

Employees

         As of September 1, 1997, INI employed 18 persons, including employees of GMG and TMC, which are operating as wholly-owned subsidiaries.

Property

         INI leases executive offices located at 249 Peruvian Avenue, Palm Beach, Florida. TMC and GMG each lease office space in Tampa and North Miami, respectively.

Legal Proceedings

         INI is not a party to any material litigation presently pending nor, to the best knowledge of INI, have any such proceedings been threatened. Similarly, TMC and GMG are not parties to any material litigation presently pending nor, to the best of their knowledge, have any such proceedings been threatened.

Changes in and Disagreements with Accountants

         There have been no changes in or disagreements with INI's accountants, Jay S. Shapiro, P.A.

Market Price and Dividends on Common Stock

         INI is a privately-owned corporation; therefore there is no public market price available with respect to INI's Common Stock. Since its inception, INI has not paid any dividends with respect to INI's Common Stock.

         On September 6, 1997, INI had 15 stockholders.

                         MANAGEMENT'S PLAN OF OPERATIONS

Organization and Development Stage Activities

         INI was incorporated under Florida law on October 2, 1996. INI intends to become known as a company that provides a wide range of New Media and New Technology Services. Since its inception, INI's activities has been primarily related to (i) acquiring the Internet Companies, (ii) negotiating and executing the Merger Agreement with Safe Aid, (iii) acquiring the Acquisition Companies, and (iv) searching for additional acquisition companies.

         On January 10, 1997, INI acquired CyberPlan, PII and In CyberMall in stock-for-stock exchanges. The principal shareholder of each of these companies was Barbara Tolley, the CEO and Chairman of INI. On August 29, 1997, INI entered into the Merger Agreement with Safe Aid. Consummation of the Merger is subject to the approval of Safe Aid stockholders at the Special Meeting and other customary conditions. Pursuant to the Merger Agreement, an aggregate of 585,819,936 shares of Safe Aid Common Stock will be issued in exchange for all of the issued and outstanding shares of INI. Safe Aid will also issue 49,109,544 shares of Safe Aid Common Stock to certain brokers, finders and consultants for services rendered in the Merger transaction.

         On August 2, 1997, INI acquired TMC, a wholesaler and retailer of custom designed and assembled computer systems and related products, in a stock for stock exchange, subject to the closing of the Merger by November 1, 1997. On August 28, 1997, INI acquired GMG, a digital pre-press company, in a stock for stock exchange, subject to the closing of the Merger by November 1, 1997.

Results of Operations

         Since its inception, INI has been engaged in organizational activities and has had no sales. Its operating expenses from January 1, 1997 through June 30, 1997 have been approximately $61,857. These operating expenses have consisted primarily of the following: office expenses, salaries, travel, legal, accounting, consulting fees, licensing and supplies.

Liquidity and Capital Resources

         INI has financed its operations and acquisitions primarily with sales of its common stock and capital contributions from its shareholders. Since its inception, INI has raised approximately $520,000 through sales of its common stock in private transactions. These transactions have included sales to third parties for cash, as well as issuances of common stock to third parties in lieu of compensation and fees. Net cash used in operating expenses since INI's inception was approximately $61,857.

         INI has completed five acquisitions since its formation, and intends to continue to achieve growth through acquisitions. To pursue its acquisition strategy, INI may incur short-term or long-term borrowings and/or issue additional shares of its common stock or other securities. Except for the Merger, INI has no current plans or commitments for any other acquisitions.

         INI believes that its current cash reserves will allow INI to continue to meets its expected operating expenses for at least six months following the date of this Proxy Statement. INI believes that its future working capital requirements will be satisfied from net income, future borrowings and/or sales by INI of additional securities. Additionally, to achieve INI's acquisition strategy, INI may be required to seek additional financing and/or issue additional shares of common stock or other securities. If INI is unable to obtain adequate financing, it may be required to curtail its acquisition plans. No additional funding for any of these purposes has been committed to date.

                    PROPOSALS TO THE SAFE AID STOCKHOLDERS

         The Safe Aid Board of Directors unanimously approved each of the following proposals effective as of August 29, 1997, for presentation to Safe Aid's stockholders. In order for Safe Aid to consummate the Merger, its stockholders need to approve and adopt each of the proposals presented at the Special Meeting.

PROPOSAL 1.  REVERSE STOCK SPLIT

         The Board of Directors of Safe Aid has adopted, subject to stockholder approval, an amendment to its Certificate of Incorporation to effect a reverse stock split pursuant to which each ten shares of Safe Aid Common Stock ("Old Common Stock") will become one share of Safe Aid's then outstanding common stock ("New Common Stock").

Purpose and Effects of the Reverse Stock Split

         In the Merger Agreement, Safe Aid covenants that it will effect a ten-for-one reverse stock split prior to the Closing of the Merger. As of the Safe Aid Record Date, 705,477,720 shares of Safe Aid Common Stock were issued and outstanding. The ten-for-one Reverse Stock Split would reduce the number of issued and outstanding shares of Safe Aid Common Stock to 70,547,720 shares, with no change in the par value of Safe Aid Common Stock.

         If the Reverse Stock Split is approved by the stockholders, the Reverse Stock Split will become effective at such time as Safe Aid files a Certificate of Amendment with the Secretary of State of Delaware (the "Delaware Secretary of State"). Safe Aid will not file a Certificate of Amendment with the Delaware Secretary of State unless the Safe Aid stockholders approve each of the Safe Aid Proposals described in this Proxy Statement. Annex F contains the full text of the amendment that will be filed with the Delaware Secretary of State if INI's stockholders approve the Reverse Stock Split, the Common Stock Amendment and the Name Change Amendment.

         Upon the filing of the Certificate of Amendment, all of the Old Common Stock will be converted into New Common Stock as set forth in the Certificate of Amendment. From and after the Effective Time, certificates representing shares of Old Common Stock shall be deemed to represent only the right to receive shares of New Common Stock to which an individual stockholder is entitled.

         As soon as practicable after the Effective Date, Safe Aid will request all stockholders to return their stock certificates representing issued shares of Old Common Stock outstanding at the Effective Time ("Old Certificates") in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock have been converted ("New Certificates") as a result of the Reverse Stock Split. No certificates representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of Safe Aid. Any fractional share interest will result in the adjustment of the number of shares upward or downward to the nearest whole share. Each stockholder will receive a letter of transmittal from the Transfer Agent containing instructions on how to exchange certificates. In order to receive New Certificates, stockholders must surrender their Old Certificates pursuant to the Transfer Agent's instructions, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as Safe Aid may require.

         STOCKHOLDERS SHOULD NOT SUBMIT THEIR OLD CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THESE INSTRUCTIONS.

         Beginning at the Effective Time, each Old Certificate will, until surrendered and exchanged as described above, will be deemed for all corporate purposes to evidence ownership of the whole number of shares of common stock into which the shares evidenced by such Old Certificate have been converted.

         The affirmative vote of the holders of a majority of Safe Aid's Common Stock is required to approve and adopt the Reverse Stock Split.

         The Safe Aid Board Recommends a Vote in Favor of the Reverse Stock
Split.

PROPOSAL 2.  INCREASING AUTHORIZED COMMON STOCK

         The Board of Directors of Safe Aid has adopted, subject to stockholder approval, an amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.00001 per share, from 950,000,000 to 999,999,000 shares. The Common Stock Amendment will not be filed with the Delaware Secretary of State unless the Safe Aid stockholders approve each of the Safe Aid Proposals described in this Proxy Statement.

         The Common Stock Amendment provides for authorization of 49,999,000 additional shares of Safe Aid Common Stock. After the Reverse Stock Split and the Merger are effectuated, 705,477,200 shares of Safe Aid Common Stock will be issued and outstanding. In addition, at the time Safe Aid will have reserved 14,727,280 shares for issuance upon the exercise of certain outstanding warrants.

         If the Common Stock Amendment is adopted and the Certificate of Amendment is filed with the Delaware Secretary of State, the first paragraph of
Article 4 of Safe Aid's Certificate of Incorporation shall be as follows:

                  "The total number of shares of stock which the Corporation shall have the authority to issue is Nine Hundred Ninety Nine Million Nine Hundred Ninety Nine Thousand (999,999,000) shares, par value

                  $.00001 per share. All such shares are of one class and are shares of Common Stock."

         The Board of Directors of Safe Aid believes that it is desirable to have additional authorized shares of common stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give Safe Aid greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders meeting. Although such issuance of additional shares in respect of future acquisitions and financings would dilute existing stockholders, management believes that such transactions would increase the value of Safe Aid to its stockholders.

         The affirmative vote of the holders of a majority of Safe Aid's Common Stock is required to approve and adopt the Common Stock Amendment.

         The Safe Aid Board recommends a vote in favor of the Common Stock Amendment.

PROPOSAL 3.  NAME CHANGE

         The Board of Directors of Safe Aid has adopted, subject to stockholder approval, an amendment to its Certificate of Incorporation to change its name to "Safe Technologies International, Inc." The Name Change Amendment will not be filed with the Delaware Secretary of State unless the stockholders approve each of the Safe Aid Proposals.

         One of the conditions of the Merger Agreement is that Safe Aid change its name to "Safe Technologies International, Inc.," which management believes is more descriptive of Safe Aid's new combined business activities.

         The following is the text of the proposed amendment to Article 1 of Safe Aid's Certificate of Incorporation:

         "The name of this corporation shall be Safe Technologies International, Inc."

         The affirmative vote of the holders of a majority of Safe Aid's Common Stock is required to approve and adopt the Name Change Amendment.

         The Safe Aid Board recommends a vote in favor of the Name Change Amendment.

PROPOSAL 4.  Merger Proposal

         The Board of Directors of Safe Aid has unanimously approved and adopted the Merger Agreement and the Merger and has determined that the Merger is in the best interests of, and is on terms that are fair to, Safe Aid and its stockholders and unanimously recommends that Safe Aid stockholders vote in favor of the approval and adoption of the Merger Agreement and the Merger. The determination of the Safe Aid Board was based upon consideration of a number of factors described in the "Proposed Merger - Reasons for the Merger; Recommendations of the Safe Aid Board".

         The affirmative vote of the holders of a majority of Safe Aid's Common Stock is required to approve and adopt the Merger Proposal.

         The Safe Aid Board recommends a vote in favor of the Merger Proposal.

                     DESCRIPTION OF SAFE AID'S CAPITAL STOCK

         The following description of Safe Aid's securities does not purport to be complete and is subject in all respects to applicable Delaware law and to the provisions of Safe Aid's Certificate of Incorporation.

General

         The Certificate of Incorporation of Safe Aid authorizes 950,000,000 shares of Common Stock, $.00001 par value per share.

Common Stock

         Safe Aid currently has outstanding 705,477,200 shares of common stock. Holders of Safe Aid's Common Stock are entitled to cast one vote for each share held of record on all matters submitted to a vote of holders of Safe Aid's Common Stock, including the election of directors. There is no right to cumulate votes for the election of directors. Stockholders holding a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of Safe Aid's stockholders, and the vote by the holders of a majority of such outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or amendment of Safe Aid's Certificate of Incorporation.

         Holders of Safe Aid's Common Stock are entitled to receive dividends pro rata based on the number of shares held, when, as and if declared by Safe Aid's Board of Directors, from funds legally available therefore. In the event of liquidation, dissolution or winding up of the affairs of Safe Aid, all assets and funds of Safe Aid remaining after the payment of all debts and other liabilities shall be distributed, pro rata, among the holders of Safe Aid Common Stock. Holders of Safe Aid Common Stock are not entitled to preemptive or subscription or conversion rights and there are no redemption or sinking fund provisions applicable to Safe Aid Common Stock. All outstanding shares of Safe Aid Common Stock are, and the shares of Safe Aid Common Stock offered hereby will be when issued, fully paid and non-assessable.

Redeemable Common Stock Purchase Warrants.

         In June of 1988, Safe Aid completed a sale of 150,000 units to the public at a price of $10 per unit. Each unit consisted of 1,000 shares of common stock, $.00001 par value, and 500 redeemable common stock warrants designated Redeemable Warrant A. Each Redeemable Warrant A would upon exercise, entitled the holder to purchase one share of common stock for $.02 per share and to receive one Redeemable Class B Common Stock Purchase Warrant. Each Redeemable Class B Common Stock Purchase Warrant would, upon exercise, entitled the holder to purchase one share of common stock for $.05 per share. The exercise periods of both Class A and Class B Warrants have been extended by the Board of Directors through January 9, 1998. At May 31, 1997, 147,272,800 shares of common stock were reserved in connection with such warrants, which number of shares will be reduced to 14,727,280 as a result of the proposed reverse stock split.

Business Combination Provision

         Safe Aid is subject to a Delaware statute regulating "business combinations," defined to include a broad range of transactions between Delaware corporations and "interested stockholders," defined as persons who have acquired at least 15% of a corporation's stock. Under the law, a corporation may not engage in any business combination with any interested stockholder for a period of three years from the date such person became an interested stockholder unless certain conditions are satisfied. Safe Aid has not sought to "elect out" of the statute and, therefore the restrictions imposed by such statute apply to Safe Aid.

                                APPRAISAL RIGHTS

Safe Aid

         Holders of record of Safe Aid Common Stock who do not vote in favor of the Merger Proposal and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under Section 262 ("Section 262") of the Delaware General Corporation Law ("DGCL"). A person having a beneficial interest in shares of Safe Aid Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

         The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 which is reprinted in its entirety as Annex G. All references in Section 262 and in this summary to a "stockholder" or "holder" are to the record holder of the shares of Safe Aid Common Stock as to which appraisal rights are asserted.

         Under the DGCL, holders of shares of Safe Aid Common Stock ("Appraisal Shares") who follow the procedures set forth in Section 262 will be entitled to have their Appraisal Shares appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

         Under Section 262, where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262.

         This Proxy Statement constitutes such notice to the holders of Appraisal Shares and the applicable statutory provisions of the DGCL are attached to this Proxy Statement as Annex G. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Annex C carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

         A holder of Appraisal Shares wishing to exercise such holders' appraisal rights (a) must not vote in favor of the Merger Proposal and (b) must deliver to Safe Aid prior to the vote on the Merger at the Safe Aid meeting to be held on October __, 1997, a written demand for appraisal of such holder's Appraisal Shares.

         All written demands for appraisal should be sent or delivered to English, McCaughan & O'Bryan, P.A., 100 N.E. Third Avenue, Suite 1100, Fort Lauderdale, Florida 33301, Attention: Gerald W. Gritter, Esq.

         Within 10 days after the consummation of the Merger, Safe Aid will notify each stockholder who has properly asserted appraisal rights under Section 262 and has not voted in favor of the Merger Proposal of the date the Merger became effective.

         Within 120 days after the consummation of the Merger, but not thereafter, Safe Aid or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the Safe Aid Common Stock. Safe Aid is under no obligation to and has no present intention to file a petition with respect to the appraisal of the fair value of the Appraisal Shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.

         Within 120 days after the consummation of the Merger, any stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Safe Aid a statement setting forth the aggregate number of Appraisal Shares not voted in favor of adoption of the Merger Proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such Appraisal Shares. Such statements must be mailed with ten days after a written request therefor has been received by Safe Aid.

         If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the "fair value" of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Appraisal Shares as determined under Section 262 could be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Appraisal Shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

         The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Appraisal Shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Appraisal Shares entitled to appraisal.

         Any holder of Appraisal Shares who has duly demanded an appraisal in compliance with Section 262 will not, after the consummation of the Merger, be entitled to vote the Appraisal Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Appraisal Shares (except dividends or other distributions payable to holders of record of Appraisal Shares as of a record date prior to the consummation of the Merger).

         If any stockholder who properly demands appraisal of his Appraisal Shares under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL, the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, his right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the consummation of the Merger, or if the stockholder delivers to Safe Aid a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the consummation of the Merger will require the written approval of Safe Aid.

         The foregoing discussion only summarizes Section 262. Safe Aid stockholders are urged to review such section in its entirety which is included as Annex G to this Proxy Statement. Any holder of Safe Aid Common Stock who intends to dissent from the Merger should review the text of Section 262 carefully and should also consult with his or her attorney. Any Safe Aid stockholder who fails to strictly follow the procedures set forth in Section 262 will forfeit such dissenters' rights.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Safe Aid Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If any other matters shall properly come before the Special Meeting or any adjournments or postponements thereof and be voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxy as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of Safe Aid.

                                  LEGAL MATTERS

         The validity of the Safe Aid Common Stock to be issued in the Merger will be passed upon by Lazer, Aptheker, Feldman, Rosella & Yedid,
LLP, Melville, New York.

                                     EXPERTS

         The audited financial statements of Safe Aid at November 31, 1996 and 1995, and for the years then ended appearing in this Proxy Statement as Annex
B and incorporated by reference in this Proxy Statement have been audited by Scott & Guilfoyle, independent auditor, to the extent and for the periods as indicated in their reports with respect thereto. The audited financial statements of INI at December 31, 1996 and for the year then ended appearing in this Proxy Statement as Annex C and incorporated by reference in this Proxy Statement have been audited by Jay S. Shapiro, P.A., certified public accountant, for the periods as indicated in its report with respect thereto. The audited financial statements of GMG at December 31, 1996 and 1995, and for the years then ended appearing in the Proxy Statement as Annex D and incorporated by reference in this Proxy Statement have been audited by Jay S. Shaprio, P.A., certified public accountant, for the periods as indicated in its report with respect thereto. The audited financial statements of TMC at December 31, 1996 and 1995, and for the years then ended appearing in this Proxy Statement as Annex E and incorporated by reference in this Proxy Statement have been audited by Simmons LaPlant & Associated, P.A., certified public accountant, to the extent and for the periods as indicated in its reports with respect thereto.


                             INDEPENDENT ACCOUNTANTS

         Representatives of Scott & Guilfoyle are expected to be present at the Special Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                           INCORPORATION BY REFERENCE

         Safe Aid incorporates by reference herein the following documents filed pursuant to the Exchange Act under Safe Aid's Exchange Act File No. 0-17746:

         1. Safe Aid's Annual Report on Form 10-KSB for the year ended November 31, 1996;

         2. Safe Aid's Quarterly Reports on Form 10-QSB for the quarters ended February 28, and May 31, 1997;

         3. Safe Aid's Current Reports on Form 8-K filed on February 25, 1997, March 4, 1997 and June 17, 1997, respectively;

         4. The description of Safe Aid's capital stock which is contained in Safe Aid's registration statement on Form 8-A dated May 9, 1989.

         All documents and reports filed by Safe Aid pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the dates of filing of such documents or reports. Any statement contained in a document incorporated or deemed to incorporated by reference herein shall be deemed to be modified or superseded for the purpose of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. Such documents (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference) are available, without charge, to any person, including any beneficial owner, to whom this Proxy Statement is delivered, on written or oral request to Safe Aid Products Incorporated, c/o Lazer, Aptheker, Feldman, Rosella & Yedid, LLP, 225 Old Country Road, Melville, New York 11747-2712 (telephone number (516) 364-3887) Attention: Barney Melsky, Secretary. In order to ensure timely delivery of the documents prior to the Special Meeting, request should be made by ______________, 1997.

                         SAFE AID PRODUCTS INCORPORATED

     THIS STOCKHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OCTOBER __, 1997

The undersigned hereby appoints Stanley Snyder, Barney Melsky, or either of them, as proxies, each with the power to appoint his substitute, to represent, and vote all share of Common Stock of and on behalf of the undersigned as designated on the reverse side at the Special Meeting of Stockholders of Safe Aid Products Incorporated, to be held October __, 1997, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4

1. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A TEN-FOR-ONE REVERSE STOCK SPLIT

             FOR _____         AGAINST ____     ABSTAIN ____

2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

             FOR _____         AGAINST ____     ABSTAIN ____

3.  PROPOSAL TO CHANGE SAFE AID'S NAME TO SAFE TECHNOLOGIES INTERNATIONAL, INC.

             FOR _____         AGAINST ____     ABSTAIN ____

4. PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT WITH INI AND THE TRANSACTIONS CONTEMPLATED THEREBY

             FOR _____         AGAINST ____     ABSTAIN ____

This Proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, the Proxy will be voted FOR Proposals 1, 2, 3 & 4.

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Date:____________________________ , 1997.

                 ______________________________________________________________
                 Signature
                 ______________________________________________________________
                 Signature if held jointly

PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. If shares are held in the name of two or more persons, all must sign. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                                   ANNEX "A"
                                    ---------

                                MERGER AGREEMENT

         THIS MERGER AGREEMENT (the "Agreement") is entered into on August 29, 1997, by and among INTELLIGENCE NETWORK INTERNATIONAL, INC., a Florida corporation ("INI") and SAFE AID PRODUCTS INCORPORATED, a Delaware corporation ("Safe Aid").

                                    RECITALS

         The Boards of Directors of Safe Aid and INI believe that the merger of INI with and into Safe Aid would be advantageous and beneficial and in the best interests of INI and Safe Aid and their respective shareholders.

         It is the intention of the parties hereto that: (i) INI shall be merged with and into Safe Aid (the "Merger") (ii) effective as of Closing, each outstanding share of the common stock of INI will be converted into one share of the common stock of Safe Aid; (ii) the Merger shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws; and (iii) the Merger shall qualify as a tax-free reorganization under
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and intending to be legally bound, the parties hereto agree as follows:

         1.   Recitals and Definitions.
              -------------------------

              (a) The foregoing RECITALS are true and correct, and are incorporated herein and made a part hereof.

              (b) For purposes of this Agreement, the terms set forth below shall have the following meanings:

         INI Statements -   audited consolidated financial statements of INI
                            for the fiscal year ended December 31, 1996

         Safe Aid
         Statements     -   unaudited financial statements of Safe Aid for the
                            fiscal years ended November 30, 1995 and 1996

         Closing        -   the consummation of the transaction of events set
                            forth in Section 11 hereof

         Closing Date   -   the day on which the Closing is held as set forth
                             in Section 7 hereof and the time that Articles of
                            Merger are filed in accordance with the General
                            Corporation Law of the State of Delaware.

         Common Stock   -   common stock, $.00001 par value per share, of Safe
                            Aid

         Merger         -   the merger of INI with and into Safe Aid which
                            will result in the conversion of each outstanding share of the common stock of INI into one share of the Merger Stock

         Merger Stock   -   585,819,936 shares of Safe Aid Common Stock

         2.   The Merger.
              -----------

              (a) Safe Aid and INI agree that on the Closing Date INI shall be merged with and into Safe Aid, which shall be the surviving corporation, and Safe Aid shall change its name to "Safe Technologies International, Inc." or such other name as may be designated by INI. Safe Aid shall retain its current stock trading symbol. Pursuant to the Merger, each share of common stock of INI issued and outstanding immediately prior to the Closing shall, without any action on the part of the holder thereof, be converted into one share of the Merger Stock. No other consideration shall be payable to the INI stockholders in connection with the Merger. The issuance of the Merger Stock will not be registered pursuant to the Securities Act.

              (b) From and after the Closing, the Articles of Incorporation and Bylaws of Safe Aid as in effect immediately prior to the Closing shall be the Articles of Incorporation and Bylaws of Safe Aid, as the surviving corporation, until further amended, except that Article FIRST of the Safe Aid Articles of Incorporation shall be amended to read as follows, effective upon consummation of the Merger:

         "The name of the Corporation is SAFE TECHNOLOGIES INTERNATIONAL, INC.

         3. Representations and Warranties of INI. As a material inducement to Safe Aid to enter into this Agreement and consummate the transactions contemplated hereby, INI makes the following representations and warranties to Safe Aid. The representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

              (a) INI Statements. Schedule 3(a) contains the INI Statements. The INI Statements and financial information contained therein present fairly the financial condition of INI for the periods covered (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material to INI, taken as a whole, in amount or effect). The INI Statements have been prepared in accordance with generally accepted accounting principles, consistently applied. The books and records of INI, financial and other, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

              (b) Undisclosed Liabilities. INI does not have any liabilities or obligations of any nature, fixed or contingent, matured or unmatured, that are not shown or otherwise provided for in INI Statements, except for liabilities and obligations arising subsequent to the date of INI Statements in the ordinary course of business, none of which individually or in the aggregate will be materially adverse to the business or financial condition of INI. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 of the Financial Accounting Standards Board) of INI that will not be adequately provided for.

              (c) Materially Adverse Change. Since the date of the most recent INI Statements, the business of INI has been operated in the ordinary course and there has not been:

                         (i) Any materially adverse change in the business,
condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of INI for such period or at any time during such period.

                         (ii) Any material damage, destruction or loss (whether
or not covered by insurance) affecting INI or its assets, properties or businesses.

                         (iii) Any declaration, setting aside or payment of any
dividend or other distribution in respect of any shares of the capital stock of INI, or any direct or indirect redemption, purchase or other acquisition of any such stock or any agreement to do so.

                         (iv) Any issuance or sale by INI, or agreement by INI
to sell or pledge any of its securities, other than the issuance of common stock as contemplated in Section 9(d) of this Agreement and issuances of common stock to existing shareholders of INI for cash and/or services rendered. No irrevocable proxies been given with respect to any securities of INI.

                         (v) Any statute, rule, regulation or order adopted by
any governmental body, agency or authority (including orders of regulatory authorities with jurisdiction over INI) that materially and adversely affects INI or their respective businesses or financial conditions.

                         (vi) Any material increase in the rate of compensation
or in bonus or commission payments payable or to become payable to any of the salaried employees of INI; provided, however, that this subsection shall not restrict or limit INI in any way from hiring additional personnel who are required for their operations.

                         (vii) Any other events or conditions of any character
that may reasonably be expected to have a materially adverse effect on INI or their business or financial condition.

                  (d) Litigation. There are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or, to the knowledge of INI, threatened against INI, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, nor does INI know of any basis for any such action, suit, claim, investigation or proceeding.

                  (e) Compliance: Governmental Authorizations. INI has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. INI has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. INI knows of no violations of any such licenses or permits. No proceedings are pending or threatened to revoke or limit the use of such licenses or permits.

                  (f) Due Organization. INI is a corporation duly organized and validly existing; its status is active; it is qualified to do business and in good standing in each state where the properties owned, leased or operated, or the business conducted, by them require such qualification and where failure to so qualify would have a material adverse effect on their financial condition, properties, business or results of operations. INI has the power to own its properties and assets and to carry on its business as now presently conducted. A true and complete copy of the Articles of Incorporation, By-Laws and Minutes of Board of Directors and Stockholders Meetings of INI are attached hereto as
Schedule 3(f) and are made a part hereof.

                  (g) Tax Matters. INI has, or at the time of the Closing hereunder will have, filed all federal, state and local tax or related returns and reports due or required to be filed, which reports will accurately reflect in all material respects the amount of taxes due. INI has paid all amounts or taxes or assessments that would be delinquent if not paid as of the date of this Agreement, and will have paid such required amounts as of the Closing Date. There are no tax liens with respect to any properties owned by INI.

                  (h) Agreements. Schedule 3(h) contains a true and complete list and brief description of all material written or oral contracts, agreements, mortgages, obligations, understandings, arrangements, restrictions and other instruments to which INI is a party or by which INI or its assets may be bound. True and correct copies of all items set forth on Schedule 3(h) have been or will have been made available to Safe Aid prior to the Closing. No event has occurred that (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a material default by INI under any of the contracts or agreements set forth in Schedule 3(h). INI has no knowledge of any material default by the other parties to such contracts or agreements. In addition, no material violations have occurred pursuant to any loan agreements to which any of INI is a party.

                  (i) Title to Property and Related Matters. INI has, and at the time of the Closing will have, good and marketable title to all of its properties, interests in properties and assets, real, personal and mixed, owned by it at the date of this Agreement or acquired by it after the date of this Agreement, of any kind or character, free and clear of any liens or encumbrances. Except for matters that may arise in the ordinary course of business, the assets of INI are in good operating condition and repair, reasonable wear and tear excepted. To the best of the knowledge of INI, there does not exist any condition that materially interferes with the use thereof in the ordinary course of the business of INI.

                  (j) Licenses; Trademarks; Trade Names. Schedule 3(j) sets forth all licenses, trademarks, trade names, service marks, copyrights, patents or any applications for any of the foregoing that relate to the business of INI, all of which are solely owned by INI, free and clear of any claims, liens or encumbrances except as set forth on Schedule 3(j).

                  (k) Due Authorization. This Agreement has been duly authorized, executed and delivered by INI and constitutes a valid and binding agreement of INI, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any provisions of INI's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which INI is a party or by which INI or its properties may be bound, or violates any statute, law, rule or regulation applicable to INI. No consent or approval by any governmental authority is required in connection with the execution and delivery by INI of this Agreement or the consummation of the transactions contemplated hereby.

                  (l) Capitalization. The authorized capitalization of INI as of the Closing Date will consist of 600,000,000 shares of no par value common stock of which 585,819,936 shares will be issued and outstanding. Included within such issued and outstanding shares are shares of INI common stock to be issued as necessary and appropriate to fulfill the conditions precedent to Closing as set forth in
Section 9(d) of this Agreement. All issued and outstanding shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable, and will be issued in compliance with applicable federal and state securities laws and regulations. Except for the foregoing, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights or options to issue any of INI's securities.

                  (m) Full Disclosure. INI has, and at the Closing Date will have, disclosed to Safe Aid in the Schedules to this Agreement or independently, in writing, or made available to Safe Aid, documents, books and records pertaining to, all events, conditions and facts materially affecting the properties, business and prospects of INI. INI has not and will not have, at the Closing Date, withheld disclosure or availability of any events, conditions and facts of which it may have knowledge and that may materially and adversely affect the properties, businesses or prospects of INI.

                  (n) Brokerage Fees. INI has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement, except for finders' fees due to Robert Weinberg and Norman and Bernice Moskowitz, which fees will be paid by Safe Aid on the Closing Date by issuance of 3,527,386 shares of Common Stock to Robert Weinberg or his designees and 3,527,386 shares of Common stock to Norman and Bernice Moskowitz or their designees.

                  (o) Employee Benefit Plans. True and complete copies of all employee benefit plans of INI, in any, have been heretofore delivered to Safe Aid.

                  (p) Not Investment Company. INI is not an "investment company" as defined in Section 368(a)(2)(F)(iii) of the Code.

         4. Representations and Warranties of Safe Aid. Safe Aid, as a material inducement to INI to enter into this Agreement and consummate the transactions contemplated hereby, makes the following representations and warranties to INI, which representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

                  (a) Due Organization. Safe Aid is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Safe Aid has the corporate power to own its property and to carry on its business as now presently conducted. The Articles of Incorporation and By-Laws of Safe Aid are attached hereto as Schedule 4(a) and are made a part hereof.

                  (b) Capitalization. The authorized capital stock of Safe Aid consists of 950,000,000 shares of $.00001 par value Common Stock, of which 705,477,200 shares are outstanding as of the date of this Agreement. Prior to Closing, Safe Aid shall complete a 10 to 1 reverse stock split pursuant to which the number of outstanding shares will be reduced to 70,547,720 as of Closing with no change to the par value of the Common Stock, and shall increase its authorized Common Stock to 999,999,000 shares. All of the outstanding shares of Common Stock have been validly issued and are fully paid and non-assessable. Except (i) for outstanding warrants for the purchase of 147,272,800 shares of Common Stock as described in the Form 10-QSB filed by Safe Aid with the Securities and Exchange Commission for the quarter ended May 31, 1997 and (ii) as described in this Agreement, Safe Aid has no shares of Common Stock reserved for issuance and there are no outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued Common Stock or other securities of Safe Aid obligating Safe Aid to issue any securities.

                  (c) Subsidiaries. Safe Aid has no subsidiaries, nor does it own any interest in any other corporation, partnership or other entity, nor does it have any right or obligation, whether under any agreement (oral or written) or instrument of any kind, to acquire any such interest.

                  (d) Due Authorization. Subject only to approval of this Agreement by Safe Aid's shareholders, this Agreement has been duly authorized, executed, and delivered by Safe Aid, and constitutes a legal, valid, and binding obligation of Safe Aid, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. The execution, delivery and performance of this Agreement by Safe Aid will not violate or conflict with in any material respect or constitute a default under any provisions of applicable law, Safe Aid's Articles of Incorporation or Bylaws, or any agreement or instrument to which Safe Aid is a party or by which it or its assets are bound. No consent of any federal, state, municipal or other governmental authority is required by Safe Aid for the execution, delivery or performance of this Agreement by Safe Aid. No consent of any party to any contract or agreement to which Safe Aid is a party or by which any of its property or assets are subject is required for the execution, delivery or performance of this Agreement by Safe Aid that has not been obtained at the date of this Agreement.

                  (e) Shares of Merger Stock; Nature of Transactions. The Merger Stock will be validly and legally issued, free and clear of all liens, encumbrances, transfer fees and preemptive rights, and will be fully paid and non-assessable. When consummated, the transactions provided in this Agreement, including the issuance and delivery of the Merger Stock, will constitute (I) a transaction of securities "not involving a public offering" under the Securities Act, and (ii) a tax-free reorganization under Section 368(a)(1)(A) of the Code.

                  (f) SEC Reports. From the first date that such reports were required of Safe Aid, Safe Aid has accurately and completely filed with the SEC all of its required

Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. As of their respective dates, neither Safe Aid's Annual Report on Form 10-KSB for the fiscal year ended November 31, 1996, nor Safe Aid's Quarterly Report on Form 10-QSB for the period ended May 31, 1997, each in the form (including exhibits) filed with the SEC (collectively, the "Company Reports"), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. True and complete copies of the Company Reports have been heretofore delivered to INI.

                  (g) Safe Aid Statements. Schedule 4(f) contains the Safe Aid Statements. The Safe Aid Statements fairly present the financial position of Safe Aid as of the date thereof. The books and records, financial and other, of Safe Aid are in all material respects complete and correct.

                  (h) Undisclosed Liabilities. Safe Aid has no liabilities or obligations of any nature, fixed or contingently matured or unmatured, that are not shown or otherwise provided for in Safe Aid Statements or have not been disclosed to INI.

                  (i) Litigation. There are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending against Safe Aid, its assets or business, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, nor does Safe Aid know of a threat of, or any basis for, any such action, suit, claim, investigation or proceeding.

                  (j) Tax Matters. Safe Aid has filed all federal, state and local, tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. Safe Aid has paid all taxes or assessments that have become due, other than taxes or charges being contested in good faith or not yet finally determined. Safe Aid is not aware of any tax liens with respect to any properties owned by Safe Aid.

                  (k) Full Disclosure. Safe Aid has not, and will not have at the Closing Date, withheld disclosure of any events, conditions, and facts of which it may have knowledge and that may materially and adversely affect the business or prospects of Safe Aid.

                  (l) Brokerage Fees. Safe Aid has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement, except for a finders' fee due to Private Trust Corp., Ltd., as Trustee for New Amsterdam Investment Trust, which fee will be paid by Safe Aid on the Closing Date by issuance of 7,054,772 shares of Common Stock to Private Trust Corp., Ltd., as Trustee.

                  (m) No Approvals Required. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by Safe Aid of this Agreement or the consummation of the transactions described herein, except to the extent that Safe Aid may be required to file reports in accordance with relevant regulations under federal and state securities laws.

         5.       Covenants and Agreements.

                  The parties covenant and agree as follows:

                  (a) Conduct of Business. From the date hereof through the date of the Closing, Safe Aid and INI shall conduct their respective businesses in the ordinary course and in material compliance with all requirements of law to which they are subject, keep their respective business and properties substantially intact, and except in the ordinary course of business without the prior written consent of Safe Aid, INI will not undertake any of the actions specified in Section 3(c).

                  (b) Litigation. Safe Aid and INI shall promptly notify each other of any lawsuit, claims, proceedings or investigations which after the date hereof are threatened or commenced against it or against any officer, director, employee, affiliate or consultant of it, with respect to the transactions contemplated hereby or which reasonably could be expected to have a material adverse effect.

                  (c) Distribution of Proxy Statement; Stockholder Meetings. At the earliest practicable date following the date hereof, each of INI and Safe Aid shall distribute a Joint Proxy Statement to its stockholders which gives notice of the Stockholder Meetings for the purposes of adopting this Agreement and approving the Merger (including the change of Safe Aid's name to Safe Technologies International, Inc.), and (in the case of Safe Aid) approving the reverse stock split and increase in authorized capital provided in Section 4(b) of this Agreement, and considering such other matters as may properly come before such meetings. The stockholder meetings shall be held as soon as practicable (but in no event less than 20 or more than 30 days following completion of the Joint Proxy Statement).

                  (d) Issuance of Capital Stock. Neither INI nor Safe Aid shall issue, commit to issue, redeem or purchase, or amend the terms of, any of its capital stock after the date hereof and prior to the Closing Date except as otherwise contemplated by this Agreement.

                  (e) Notification of Certain Events. Each of INI and Safe Aid shall promptly be given notice by the other of any event, condition or circumstance occurring from the date hereof through the Closing Date which would constitute or which would, with the passage of time or giving notice or both, constitute a violation or breach of any representation or warranty contained herein occurring with respect to the party required to give notice pursuant to this Section.

                  (f) Tax Treatment. INI and Safe Aid undertake and agree to take no action which would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code. Safe Aid agrees that it will file no tax returns or otherwise take a position inconsistent with such tax treatment.

                  (g) Compensation. Neither party shall authorize any salary or compensation increase, dividend or loans to officers or directors without the prior written consent of the other party.

                  (h) Reports. Safe Aid shall file all required reports to comply, and to remain in compliance with, all applicable federal and state securities laws, rules and regulations.

         6. Due Diligence and Termination. Safe Aid and INI each shall be entitled to conduct, and all of the parties agree to cooperate in the conduct of, such due diligence as Safe Aid or INI may wish to conduct prior to and on the Closing Date to verify the truth, accuracy and completeness of representations and warranties of the other parties to this Agreement. Safe Aid shall have the right to terminate this Agreement upon written notice to INI at any time prior to the Closing if INI fails to fulfill the conditions set forth in Sections 5 and 9 that are applicable to INI. INI shall have the right to cancel this Agreement upon written notice to Safe Aid at any time prior to the Closing if Safe Aid fails to fulfill the conditions set forth in Sections 4(b), 5 and 8 that are applicable to Safe Aid. If either Safe Aid or INI so terminates this Agreement, this Agreement shall be of no further force and effect and all rights and obligations of the parties shall terminate without liability to either party.

         7. Closing Date. Both parties will diligently and continuously pursue the actions required to close the Merger as soon as possible, using best efforts to close by September 30, 1997. Either party may extend the Closing Date for up to 30 days upon demonstration to the reasonable satisfaction of the other party that they are diligently pursuing the performance of, and compliance with, all conditions precedent to their obligations hereunder. Either party may terminate this Agreement upon written notice to the other if the Closing has not occurred by October 31, 1997, without liability to either party.

         8. Conditions Precedent to Obligations of INI. All obligations of INI under this Agreement are subject to the fulfillment, prior to or on the Closing Date (unless otherwise stated herein), of each of the following conditions, any one or all of which may be waived by INI:

                  (a) The Shareholders of Safe Aid and INI shall have approved the execution of this Agreement and the Merger thereby.

                  (b) The representations and warranties made by or on behalf of Safe Aid contained in this Agreement or in any certificate or document delivered to INI pursuant to the provisions hereof at the Closing shall be true in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time.

                  (c) Safe Aid shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  (d) Safe Aid shall have delivered all of the Schedules required herein, and copies of the documents referred to therein, to INI and such Schedules and documents shall have been reasonably acceptable to INI.

                  (e) Any Due Diligence Examination by INI prior to the Closing Date shall not have resulted in the discovery of any materially adverse information concerning the business, condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of Safe Aid that was not previously disclosed and which constitutes a breach of a representation or warranty of Safe Aid under this Agreement.

         9. Conditions Precedent to Obligations of Safe Aid. All obligations of Safe Aid under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or all of which may be waived in writing by Safe Aid:

                  (a) The stockholders of INI and Safe Aid shall have approved the execution of this Agreement and the Merger thereby.

                  (b) The representations and warranties by INI contained in this Agreement or in any certificate or document delivered to Safe Aid pursuant to the provisions hereof shall be true in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time.

                  (c) INI shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

                  (d) Simultaneously with or prior to Closing, INI shall close its acquisition of at least two companies active in industries related to that of INI and reasonably acceptable to Safe Aid, and as of the Closing Date shall have not less than $280,000 in cash or cash equivalent assets. Any securities of INI issued in connection with transactions entered into by INI in order to satisfy the foregoing conditions shall be issued in compliance with all applicable federal and state securities laws.

                  (e) INI shall have delivered all of the Schedules required herein, and copies of the documents referred to therein, to Safe Aid and such Schedules and documents shall have been reasonably acceptable to Safe Aid.

                  (f) INI shall have (i) no liens or encumbrances of any nature on its assets, other than capital lease obligations that exist at the date of this Agreement or as described in INI Statements or the Schedules to this Agreement or otherwise disclosed to Safe Aid; (ii) no violations in any material respect pursuant to any loan agreements; and (iii) no debt or other obligations except as described in INI Statements or the Schedules to this Agreement or otherwise disclosed to Safe Aid.

                  (g) Any Due Diligence Examination by Safe Aid prior to the Closing Date shall not have resulted in the discovery of any materially adverse information concerning the business, condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of INI.

                  (h) Safe Aid and Barbara Tolley shall have entered into an Employment Agreement pursuant to which Tolley will be employed as Chief Executive Officer and Chairman of the Board of Safe Aid. The Employment Agreement will be for a term of two years, subject to termination for cause, will provide for a compensation package as agreed to by Safe Aid and Tolley, and will include an option to Tolley to extend the Employment Agreement for one additional year.

         10. Nature of Representations and Warranties. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation that they might have made or any other representations, warranties, covenants, agreements, promises or information, written or oral, made by the other party or parties or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

         11. Closing. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

                  (a) INI will deliver, or cause to be delivered, to Safe Aid the following:

                         (i) All corporate records of INI, including without
limitation corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing Date), stock books, stock transfer books, corporate seals, shares of stock of the Subsidiaries; and such other corporate books and records as may reasonably be requested by Safe Aid and its counsel.

                         (ii) A Certificate of Status for INI from the Secretary
of State of Florida, dated at or about the Closing Date, to the effect that such corporation is in good standing under the laws of Florida.

                         (iii) Articles of Incorporation and Bylaws of INI
certified by the Secretary of INI as to their accuracy and completeness.

                         (iv) Copies of resolutions of the Board of Directors
and Shareholders of INI authorizing the transactions contemplated under this Agreement.

                         (v) Such documents as may be needed to accomplish the
Merger under the corporate laws of the State of Delaware.

                         (vi) A certificate of INI's President to the effect
that all representations and warranties of INI made under this Agreement are reaffirmed on the Closing Date, as though originally given on such date.

                         (vii) Such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or that may be reasonably requested in furtherance of the provisions of this Agreement.

                  (b) Safe Aid will deliver or cause to be delivered to INI:

                         (i) Stock issuance instructions to Safe Aid's transfer
agent for the conversion of INI common stock to Safe Aid common stock, within five business days after the Closing Date.

                         (ii) A Certificate of Status from the Secretary of
State of Delaware, dated at or about the Closing Date, to the effect that such corporation is in good standing under the laws of Delaware.

                         (iii) Copies of resolutions of the Board of Directors
and Shareholders of Safe Aid authorizing the transactions contemplated under this Agreement.

                         (iv) Such documents as may be needed to accomplish the
Merger under the corporate laws of the State of Delaware.

                         (v) A certificate of Safe Aid's President to the effect
that all representations and warranties of Safe Aid made under this Agreement are reaffirmed on the Closing Date, as though originally given on such date.

                         (vi) Such other instruments, documents and
certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or that may be reasonably requested in furtherance of the provisions of this Agreement.

                  (c) As of the Closing Date, all existing directors and officers of Safe Aid shall resign, Barbara Tolley and two other persons designated by Tolley will be elected as the directors of Safe Aid.

                  (d) Safe Aid shall issue, for services rendered in connection with the Merger and for other good and valuable consideration, 17,500,000 shares of Common Stock (on a post-split basis) to each of Stanley Snyder and Lawrence Feldman.

         12. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or sent by overnight courier delivery, confirmed facsimile transmission or prepaid first class registered or certified mail, return receipt requested, to the following addresses, or such other addresses as are given to the other parties to this Agreement in the manner set forth herein:

       If to Safe Aid, to:   Stanley Snyder, President
                             Safe Aid Products Incorporated
                             c/o Lazer, Aptheker, Feldman, Rosella & Yedid, LLP
                             35 Pinelawn Road, Suite 203W
                             Melville, NY 11747

       with a copy to:       Eric W. Nodiff, Esq.
                             Dornbush Mensch Mandelstam & Schaeffer, LLP
                             747 Third Avenue
                             New York, NY 10017

       If to INI, to:        Barbara Tolley, President
                             Intelligence Network International, Inc.
                             249 Peruvian Avenue
                             Palm Beach, FL 33480

       with a copy to:       Gerald W. Gritter, Esq.
                             English, McCaughan & O'Bryan, P.A.
                             100 NE Third Avenue, Suite 1100
                             Fort Lauderdale, FL 33301

Any such notices shall be effective when delivered in person or sent by facsimile transmission, one business day after being sent by overnight courier delivery or three business days after being sent by registered or certified mail. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address shall be effective only upon receipt.

         13.      Miscellaneous.

                  (a) Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such further action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                  (b) Time. Time is of the essence.

                  (c) Survival of Representations. All covenants and agreements made herein shall survive the Closing through all applicable statutes of limitation. All covenants and agreements by or on behalf of the parties hereto that are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of all parties hereto.

                  (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

                  (e) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                  (f) Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

                  (g) Choice of Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Florida (except insofar as Delaware law shall govern the Merger and the corporate actions of the parties contemplated hereby).

                  (h) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this agreement.

                  (i) Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

                  (j) Number and Gender. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                  (k) Construction. The parties hereto and their respective legal counsel participated in the preparation of this Agreement; therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

                  (l) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  (m) Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (n) Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

                      The parties hereto acknowledge and agree that any party's remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party, without posting any bond, shall be entitled to obtain, and the offending party agrees not to oppose the aggrieved party's request for, equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

                  (o) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

                  (p) No Third-Party Beneficiaries. No person shall be deemed to possess any third-party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.

                  (q) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (r) Facsimile Signature. This Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.

                  (s) Press Releases and Announcements: Prohibition on Trading in Safe Aid Stock. Upon execution of this Agreement, INI and Safe Aid shall jointly prepare and issue a press release or announcement relating to the subject matter of this Agreement. INI and Safe Aid acknowledge that the United States Securities Laws prohibit any person who has received material non-public information concerning the matters which are the subject matter of this Agreement from purchasing or selling the securities of Safe Aid, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of Safe Aid. Accordingly, INI and Safe Aid agree that they will instruct their respective directors and officers not to purchase or sell any securities of Safe Aid, or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of Safe Aid, until no earlier than 72 hours following the dissemination of a Current Report on Form 8-K to the SEC announcing the proposed Merger pursuant to this Agreement.

                  (t) Expenses. All expenses incident to the preparation of documents for, and closing of, the Merger will be borne by INI. Safe Aid acknowledges that INI has forwarded its check in the amount of $10,000 to counsel for Safe Aid as payment in full for their legal services in connection with this transaction.

                  (u) Additional Agreement. For a period of two (2) years following the Closing Date, Safe Aid shall be prohibited, directly and indirectly, from effectuating a reverse stock split and for a period of three
(3) years following the Closing Date, the issuance of any capital stock or securities convertible into or exercisable for capital stock shall be subject to the approval of Barbara Tolley so long as she is the President or Chief Executive Officer of Safe Aid.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                    SAFE AID PRODUCTS INCORPORATED

                                    By:  /s/ Lawrence Feldman
                                       ----------------------------------
                                        Lawrence Feldman, Corporate Agent


                                    INTELLIGENCE NETWORK INTERNATIONAL, INC.

                                    By:  /s/ Barbara Tolley
                                       ----------------------------------
                                        Barbara Tolley, President

List of Schedules:

Schedule 3(a) - INI Financial Statements
Schedule 3(f) - INI Articles of Incorporation, Bylaws and Minutes
Schedule 3(h) - INI Contracts
Schedule 3(j) - INI Licenses, Trademarks & Tradenames
Schedule 4(a) - Safe Aid Articles of Incorporation and Bylaws
Schedule 4(f) - Safe Aid Financial Statements

                                   ANNEX B

                    INDEX TO SAFE AID PRODUCTS INCORPORATED
                              FINANCIAL STATEMENTS

I.   Audited Financial Statements for the Fiscal Year ended November
     30, 1996

     Reports of Independent Certified Public Accountants                   B-1

     Balance Sheet as of November 30, 1996 and 1995                        B-2

     Statement of Stockholders' Equity for the period from inception       B-3
     (May 21, 1987) to November 30, 1996

     Statement of Operations for each of the two years in the period       B-5
     ended November 30, 1996 and cumulative from inception (May 21, 1987) to November 30, 1996

     Statement of Cash Flows for each of the two years in the period       B-6
     ended November 30, 1996 and cumulative from inception (May 21, 1987) to November 30, 1996

     Notes to Financial Statements                                         B-7

II.  Unaudited Financial Statements for the Quarter ended February         B-11
     28, 1997

     Balance Sheets - February 28, 1997 (unaudited) and November 30,       B-12
     1996

     Statement of Stockholders' Equity                                     B-13
     date of inception (May 21, 1987) through February 28, 1997

     Statement of Operations - three months ended February 28, 1997 and    B-14
     February 29, 1996 (unaudited) and from inception (May 21, 1987) through February 28, 1997 (unaudited)

     Statement of Cash Flows - three months ended February 28, 1997 and    B-15
     February 29, 1996 (unaudited) and from inception (May 21, 1987) through February 28, 1997 (unaudited)

     Notes to Financial Statements                                         B-16
     February 28, 1997 (unaudited)

III. Unaudited Financial Statements for the Quarter ended May 31, 1997

     Balance Sheets - May 31, 1997 (unaudited) and November 30, 1996       B-20

     Statement of Stockholders' Equity                                     B-21
     date of inception (May 21, 1987) through May 31, 1997

     Statement of Operations - six months ended May 31, 1997 and           B-23
     February 29, 1996 (unaudited) and from inception (May 21, 1987) through May 31, 1997 (unaudited)

     Statement of Cash Flows - six months ended May 31, 1997 and May 31,   B-25
     1996 (unaudited) and from inception (May 21, 1987) through May 31,
     1997 (unaudited)

     Notes to Financial Statements                                         B-26
     May 31, 1997 (unaudited)

                               Scott & Guilfoyle
                          Certified Public Accountants
                           5 Dakota Drive - Suite 206
                          Lake Success, New York 11042

Paul J. Scott. C.P.A.                                             (516) 775-9600
Richard T. Guilfoyle. C.P.A.                                  Fax (516) 328-6638


                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors of
Safe Aid Products Incorporated

We have audited the accompanying balance sheets of Safe Aid Products Incorporated (a development stage company) as of November 30, 1996 and 1995 and the related statements of operations, stockholders' equity and cash flows for the years then ended and for the period May 21, 1987 (inception) through November 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements for the period May 21, 1987 (inception) through November 30, 1994, were audited by other auditors whose report dated February 14, 1995 expressed an unqualified opinion on those statements. The financial statements for the period May 21, 1987 (inception) through November 30, 1994 include total revenue and net loss of $338,215 and ($1,546,700) respectively. Our opinion on the statements of operations, shareholders' equity, and cash flows for the period May 21, 1987 (inception) through November 30, 1996 insofar as it relates to amounts for prior periods through November 30, 1994, is based solely on the report of other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position Safe Aid Products Incorporated (a development stage company) as of November 30, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, and the period from May 21, 1987 (inception) to November 30, 1996 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Scott & Guilfoyle

Lake Success, New York
February  5, 1997



                                SAFE AID PRODUCTS INCORPORATED
                                 (A DEVELOPMENT STAGE COMPANY)
                                        BALANCE SHEETS
                                          NOVEMBER 30

                                            ASSETS

                                                              1996             1995
CURRENT ASSETS
         Cash                                            $      4,034    $       2,191
                                                         ------------      -----------
                  TOTAL CURRENT ASSETS                          4,034            2,191

MACHINERY AND EQUIPMENT
         Net of accumulated depreciation of $4,258                  0                0
                                                         ------------      -----------

                  TOTAL ASSETS                           $      4,034      $     2,191
                                                         ============      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
         Shareholder loans                               $     13,500     $      5,000
         Accrued expenses                                       5,293            6,941
                                                          -----------      -----------
                  TOTAL CURRENT LIABILITIES                    18,793           11,941
                                                          -----------      -----------

STOCKHOLDERS' EQUITY
         Common stock $.00001 par value
           950,000,000 shares authorized;

           702,977,200 issued and outstanding                   7,030            7,030
         Additional paid in capital                         1,548,969        1,548,969
         Deficit accumulated during development
           stage                                           (1,570,758)      (1,565,749)
                                                           ----------      -----------
                  TOTAL                                   (    14,759)   (       9,750)
                                                           ----------      -----------

                  TOTAL LIABILITIES AND
                    STOCKHOLDERS' EQUITY               $        4,034   $        2,191
                                                        =============    =============



The accompanying notes are an integral part of these financial statements.



                                                                SAFE AID PRODUCTS INCORPORATED
                                                                (A DEVELOPMENT STAGE COMPANY)
                                                              STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                                      Deficit
                                                                                                    Accumulated
                                                                                   Additional         During            Total
                                                      Common Stock                  Paid-in         Development      Stockholders'
                                               Shares              Amount           Capital            Stage           Equity


Date of inception - May 21, 1987                      0          $      0          $         0     $          0    $            0

Issuance of common stock
 for cash to founders                       100,000,000             1,000                9,000                0            10,000
                                            -----------            ------            ---------       ----------         ---------
Balance, November 30, 1987                  100,000,000             1,000                9,000                0            10,000

Issuance of common stock for
 cash to outside investors from
 December 1, 1987 through
 February 11, 1988                          350,000,000             3,500              152,014                0           155,514

Public issuance of shares for
 cash, net of expenses, during
 the period April 11, 1988
 through June 30, 1988                      150,000,000             1,500            1,212,341                0         1,213,841

Issuance of common stock for
 services during August 1988                  4,050,000                40               80,960                0            81,000

Issuance of common stock for
 cash in connection with
 exercise of warrants during
 November 1988                                  675,000                 7               13,493                0            13,500

Net loss for the year ended
 November 30, 1988                                    0                 0                    0       (  414,054)       (  414,054)
                                            -----------        ----------            ---------         --------         ---------
Balance, November 30, 1988                  604,725,000             6,047            1,467,808       (  414,054)        1,059,801

Issuance of common stock for
 services from December 1988
 to October 1989                              1,700,000                18               26,482                0            26,500

Issuance of common stock for
 cash in connection with
 exercise of warrants during
 the year ended November 30, 1989             2,027,200                20               40,524                0            40,544

Net loss for the year ended
 November 30, 1989                                    0                 0                    0       (  561,463)       (  561,463)
                                            -----------         ---------            ---------        ---------         ---------
Balance, November 30, 1989                  608,452,200             6,085            1,534,814       (  975,517)          565,382


                                                            (continued)

The accompanying notes are an integral part of the financial statements.




                                                                SAFE AID PRODUCTS INCORPORATED
                                                                 (A DEVELOPMENT STAGE COMPANY)
                                                                STATEMENT OF STOCKHOLDERS' EQUITY



                                                                                                      Deficit
                                                                                                    Accumulated
                                                                                    Additional        During             Total
                                                         Common Stock                Paid-in        Development      Stockholders'
                                                  Shares             Amount          Capital           Stage            Equity


Issuance of common stock for cash
 in connection with exercise of
 warrants during the year ended
 November 30, 1990                                  25,000                 0               500                0               500

Net loss for the year ended
 November 30, 1990                                       0                 0                 0      (   353,012)       (  353,012)
                                               -----------         ---------   ---------------      -----------        ----------
Balance, November 30, 1990                     608,477,200             6,085         1,535,314       (1,328,529)          212,870

Net loss for the year ended
 November 30, 1991                                       0                 0                 0      (   108,242)       (  108,242)
                                              ------------         ---------   ---------------      -----------        ----------
Balance, November 30, 1991                     608,477,200             6,085         1,535,314       (1,436,771)          104,628

Net loss for the year ended
 November 30, 1992                                       0                 0                 0     (     58,009)       (   58,009)
                                               -----------         ---------    --------------      -----------         ---------
Balance, November 30, 1992                     608,477,200             6,085         1,535,314       (1,494,780)           46,619

Issuance of common stock for
 services for the year ended
 November 30, 1993                                 500,000                 5               495                0               500

Net loss for the year ended
 November 30, 1993                                       0                 0                 0     (     44,479)       (   44,479)
                                               -----------         ---------   ---------------      -----------         ---------
Balance, November 30, 1993                     608,977,200             6,090         1,535,809       (1,539,259)            2,640

Issuance of common stock for
 services for the year ended
 November 30, 1994                              94,000,000               940            13,160                0            14,100

Net loss for the year ended
 November 30, 1994                                       0                 0                 0    (       7,441)       (    7,441)
                                               -----------          --------      ------------     ------------         ---------
Balance, November 30, 1994                     702,977,200             7,030         1,548,969       (1,546,700)            9,299

Net loss for the year ended
 November 30, 1995                                       0                 0                 0     (     19,049)       (   19,049)
                                               -----------          --------   ---------------      -----------         ---------
Balance, November 30, 1995                     702,977,200             7,030         1,548,969       (1,565,749)       (    9,750)

Net loss for the year ended
 November 30, 1996                                       0                 0                 0    (       5,009)      (     5,009)
                                               -----------         ---------   ---------------     ------------        ----------
Balance, November 30, 1996                     702,977,200           $ 7,030        $1,548,969      $(1,570,758)      $(   14,759)
                                               ===========            ======         =========        =========         =========

The accompanying notes are an integral part of the financial statements.



                                                    SAFE AID PRODUCTS INCORPORATED
                                                     (A DEVELOPMENT STAGE COMPANY)
                                                        STATEMENT OF OPERATIONS


                                                          For The Years             From Inception
                                                             Ended                  (May 21, 1987)
                                                           November 30              to November 30

                                                    1996              1995                1996

REVENUE

    Net sales                                    $ 19,647          $  9,819           $  237,030
    License fees                                        0                 0               10,000
    Interest income                                     0                25              120,676
                                                 --------          --------            ---------
             TOTAL REVENUES                        19,647             9,844              367,706
                                                 --------          --------            ---------

EXPENSES

    Cost of sales                                  15,187             7,589              203,463
    Selling, general and
     administrative                                 9,469            21,304              920,379
    Research and development                            0                 0              594,618
    Selling expenses                                    0                 0               65,642
    Depreciation and amortization                       0                 0               29,443
    Loss- inventory obsolescence                        0                 0              124,919
                                                  -------          --------            ---------
             TOTAL                                 24,656            28,893            1,938,464
                                                  -------          --------            ---------

NET LOSS                                         $( 5,009)         $(19,049)         $(1,570,758)
                                                   ======            ======            =========

LOSS PER SHARE:
    Net loss per share                               NIL               NIL                   NIL
                                                   ======           ======                ======
WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING                            702,977,200       702,977,200          654,257,057
                                              ===========       ===========          ===========

The accompanying notes are an integral part of the financial statements.

                                                  SAFE AID PRODUCTS INCORPORATED
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                      STATEMENT OF CASH FLOWS



                                                                     For The Years         From Inception
                                                                         Ended              (May 21, 1987)
                                                                      November 30           to November 30
                                                                 1996           1995             1996

CASH FLOWS FROM OPERATING ACTIVITIES

         Net loss                                              $( 5,009)      $(19,049)      $(1,570,758)
                                                               --------       --------       -----------
         Adjustments to reconcile net loss to net cash
                  used in operating  activities:
           Depreciation and amortization                              0              0            29,443
           Issuance of common stock for services                      0              0           122,100
           Loss on abandonment of assets                              0              0            11,018
         Changes in operating assets and liabilities:
          (Increase) decrease in assets:
           Accounts receivable                                        0              0                 0
            Organization costs                                        0              0        (    1,350)
            Other current assets                                      0             78                 0
           Increase (decrease) in liabilities:
            Accounts payable and accrued expenses               ( 1,648)         6,941             5,293
                                                                 ------         ------      ------------
                  TOTAL ADJUSTMENTS                             ( 1,648)         7,019           166,504
                                                                 ------         ------        ----------

         NET CASH USED BY OPERATING
          ACTIVITIES                                            ( 6,657)       (12,030)       (1,404,254)
                                                                 ------         ------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES
         Additions to property and equipment                          0              0        (   39,111)
                                                                 ------         ------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from issuance of common stock                       0              0         1,433,899
         Loans from stockholders                                  8,500          5,000            23,500
         Repayment of stockholders' loans                             0              0        (   10,000)
                                                                 ------         ------         ---------

         NET CASH PROVIDED BY FINANCING
          ACTIVITIES                                              8,500          5,000         1,447,399
                                                                 ------         ------         ---------

INCREASE (DECREASE) IN CASH                                       1,843        ( 7,030)            4,034

BEGINNING CASH BALANCE                                            2,191          9,221                 0
                                                                 ------         ------        ----------
ENDING CASH BALANCE                                           $   4,034       $  2,191       $     4,034
                                                                =======         ======        ==========


The accompanying notes are an integral part of the financial statements.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Safe Aid Products Incorporated ("the Company") was incorporated on May 21, 1987 in the State of Delaware to engage in manufacturing and marketing of a disinfectant product for sale in dental and medical offices and hotel and motel markets, as well as in the retail over-the-counter market, and to engage in research and development regarding nasal and transdermal delivery of aspirin and other drugs. At present, the Company remains in its development stage. Its activities to date consist of limited sales of disinfectant products and the investigation of the nasal and transdermal delivery of aspirin and other drugs.

The Company's financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company reported net losses of $5,089 and $19,049 for the fiscal years ended November 30, 1996 and 1995, respectively. The continuation of the Company is dependent upon obtaining additional capital or financing and the eventual achievement of sustained profitable operations. To obtain these objectives, management is pursuing a number of options, including continued efforts towards the licensing of patents related to the nasal and transdermal delivery of aspirin and other drugs. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and assumptions.

Depreciation of machinery and equipment is computed under an accelerated method over five year estimated useful lives of the related assets.

Net Loss Per Share

Net loss per average common and common equivalent share has been computed on the basis of the weighted average number of common shares and equivalents outstanding during the respective periods. The effects on loss per share resulting from the assumed issuance of reserved shares and the assumed exercise of warrants in all periods presented are antidilutive and, therefore, not included in the calculations.

NOTE 2 - INCOME TAXES

No provision has been made in the accompanying financial statements for income taxes payable because of the Company's operating loss from operations. At November 30, 1996, the Company has approximately $1,553,000 of operating loss carryforwards for financial reporting and income tax purposes that expire through the year 2011. Additionally, the Company has approximately $44,000 of research and development credits available to offset future income taxes through the year 2005.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

NOTE 3:  STOCKHOLDERS' EQUITY

The Articles of Incorporation provide for the authorization of 950,000,000 shares of common stock at $.00001 par value. Original capital contributed was $10,000 in payment for the issuance of 100,000,000 shares of common stock.

During the period from December 1, 1987 through February 11, 1988, an additional 350,000,000 shares were issued for an aggregate consideration of $155,514.

In June of 1988, the Company completed a sale of 150,000 units to the public at a price of $10 per unit. The Company received proceeds in the amount of $1,213,841, net of commissions and expenses to the underwriter, legal, accounting and other expenses related to the public offering in the amount of $286,159. Each unit consisted of 1,000 shares of common stock, $.00001 par value, and 500 redeemable common stock warrants designated redeemable Warrant "A". Each redeemable Warrant "A" would upon exercise, entitle the holder to purchase one share of common stock for $.02 per share and to receive one redeemable Class "B" Common Stock purchase warrant. Each redeemable Class "B" Common Stock purchase warrant would, upon exercise, entitle the holder to purchase one share of common stock for $.05 per share. These exercise periods of both Class "A" and Class "B" warrants have been extended by the Board of Directors through January 9, 1998. At November 30, 1996, 147,272,800 shares of common stock are reserved in connection with such warrants.

The shares of common stock and common stock purchase warrants were immediately detachable from the units upon closing of the public offering and are, to the extent a market exists, therefore, traded separately from the common stock.

In August 1988, 4,050,000 shares of common stock were issued to certain consultants of the Company as compensation for their services rendered. These shares have been valued by the Company at $.02 per share. The Company recorded these shares as research and development expense.

During November 1988, 675,000 redeemable Class "A" Common Stock purchase warrants were exercised at a price of $.02 per share. The Company received proceeds of $13,500 upon the exercise of these warrants.

In December 1988, 750,000 shares of common stock were issued to an unrelated company as an inducement to enter into a license agreement at $.02 per share. The Company recorded these shares as research and development expense.

In March 1989, 200,000 shares of common stock were issued to an unrelated party as compensation for services rendered to the Company. These shares have been valued by the Company at $.02 per share. The Company recorded these shares as public relations expense.

In October 1989, 750,000 shares of common stock were issued to unrelated parties as compensation for services rendered to the Company. These shares have been valued by the Company at $.01 per share. The Company recorded these shares as consulting and research and development expense.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

NOTE 3:  STOCKHOLDERS' EQUITY - continued

During the years ended November 30, 1989 and 1990, 2,027,200 and 25,000 redeemable Class "A" Common Stock purchase warrants were exercised at a price of $.02 per share, respectively. The Company received proceeds of $40,544 and $500 upon the exercise of these warrants, respectively.

On January 8, 1993, the Company issued 500,000 shares of the Company's common stock in consideration of consulting services. The shares were valued at $.001 per share.

In January and February of 1994, 94,000,000 shares of common stock were issued to certain officers and consultants of the Company and to one of the Company's law firms as compensation for their services rendered and to induce them to continue to provide their services to the Company. These shares have been valued by the Company at $.00015 per share and the Company recorded these shares as general and administrative expenses during the year ended November 30, 1994.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

On July 25, 1994, the Company entered into a license agreement with CMR Group, Inc. ("CMR") in which the Company granted to CMR an exclusive license to develop and market the Company's patent rights relating to TCGU or bleaching products. In consideration for granting CMR this license, the Company received a license fee of $10,000 in 1994 and will receive royalties of 10% of the net revenue from all sales of products containing TCGU until the Company receives $1,000,000, and 7% of the net revenue from such sales thereafter.

There were no royalties earned pursuant to this agreement during the years ended November 30, 1996 and 1995.

On January 25, 1988, the Company entered into a research agreement with the University of Kentucky Research Foundation (UKRF). Pursuant to the terms of the agreement, the Company offered a grant in the amount of $100,000 per year, in exchange for specific research to be performed by UKRF. The Company paid $100,000 for the year ended November 30, 1988 and $75,000 for the year ended November 30, 1989. No grants were offered subsequent to 1989. All inventions or discoveries pursuant to the research agreement shall be owned by UKRF. UKRF has granted an option to the Company for the exclusive license of any such invention or discoveries. Upon exercising its option, the Company shall pay a license fee up to $10,000. Certain members of the Company's Advisory Board are professors at the University of Kentucky. On August 30, 1988 the Company exercised its option with respect to certain patent rights. Additionally, the Company shall pay annual royalties during the term of the agreement based upon annual direct and indirect net sales as follows:

i.       2.0% royalty on all direct sales.
ii. For all indirect sales for which the Company receives a royalty, 1/3 of such royalty is to be paid to UKRF. This royalty payment cannot be less than 1% or more than 2% of such indirect sales.
iii. For all indirect sales for which the Company receives a license fee, 20% of such license fee is to be paid to UKRF.

There has been no activity with respect to this agreement during the years ended November 30, 1996 and 1995.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

NOTE 4 - COMMITMENTS AND CONTINGENCIES (continued)

On January 25, 1988, the Company entered into a license agreement with UKRF in connection with the right to use certain information and patents concerning the derivation of aspirin. The agreement also required a non-refundable license issue fee of $5,000 upon execution. Additionally, the Company shall pay a royalty in an amount equal to 2% of the net sales of the licensed product as defined in the agreement. There has been no activity with respect to this agreement during the years ended November 30, 1996 and 1995.

The Company leased operating facilities located in Hauppauge, New York on a month-to-month basis at an approximate monthly rental of $150. The Company also leased storage space in a warehouse on a month-to-month basis at an aggregate current monthly rental of $436. All leases were terminated during the year ended November 30, 1995. Rent expense under all leases for the year ended November 30, 1995 was $2,958.

NOTE 5 - SALES TO MAJOR CUSTOMER AND PURCHASES FROM MAJOR SUPPLIERS

Sales to one major customer and purchases from one supplier aggregated 100% of the Company's net sales and cost of goods for the years ended November 30, 1996 and 1995.

NOTE 6 - SUBSEQUENT EVENT

Effective January 11, 1997, the Board of Directors consented to extend the exercise periods of both the Class "A" and Class "B" warrants through January 9, 1998.
                                      B-10


                               UNAUDITED FINANCIAL STATEMENTS
                       FOR THE FISCAL QUARTER ENDED FEBRUARY 28, 1997
                               SAFE AID PRODUCTS INCORPORATED
                                (A DEVELOPMENT STAGE COMPANY)
                                       BALANCE SHEETS




                                                      February 28, 1997    November 30, 1996
                                                          Unaudited

                                             ASSETS

CURRENT ASSETS
         Cash                                            $      1,423         $      4,034
                                                         ------------         ------------
                  TOTAL CURRENT ASSETS                          1,423                4,034

MACHINERY AND EQUIPMENT
         Net of accumulated depreciation of $4,258                  0                    0
                                                         ------------         ------------

                  TOTAL ASSETS                           $      1,423         $      4,034
                                                         ============         ============


                                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
         Shareholder loans                               $     13,500         $     13,500
         Accrued expenses                                       5,457                5,293
                                                          -----------          -----------
                  TOTAL CURRENT LIABILITIES                    18,957               18,793
                                                          -----------          -----------

STOCKHOLDERS' EQUITY
         Common stock $.00001 par value
           950,000,000 shares authorized;
           702,977,200 issued and outstanding                   7,030                7,030
         Additional paid in capital                         1,548,969            1,548,969
         Deficit accumulated during development
           stage                                           (1,573,533)          (1,570,758)
                                                           ----------           ----------
                  TOTAL                                   (    17,534)          (   14,759)
                                                           ----------           ----------

                  TOTAL LIABILITIES AND
                    STOCKHOLDERS' EQUITY                 $      1,423         $      4,034
                                                         ============         ============




                                                                SAFE AID PRODUCTS INCORPORATED
                                                                (A DEVELOPMENT STAGE COMPANY)
                                                              STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                                      Deficit
                                                                                                    Accumulated
                                                                                   Additional         During            Total
                                                      Common Stock                  Paid-in         Development      Stockholders'
                                               Shares              Amount           Capital            Stage           Equity


Date of inception - May 21, 1987                      0          $      0          $         0     $          0    $            0

Issuance of common stock
 for cash to founders                       100,000,000             1,000                9,000                0            10,000
                                            -----------            ------            ---------       ----------         ---------
Balance, November 30, 1987                  100,000,000             1,000                9,000                0            10,000

Issuance of common stock for
 cash to outside investors from
 December 1, 1987 through
 February 11, 1988                          350,000,000             3,500              152,014                0           155,514

Public issuance of shares for
 cash, net of expenses, during
 the period April 11, 1988
 through June 30, 1988                      150,000,000             1,500            1,212,341                0         1,213,841

Issuance of common stock for
 services during August 1988                  4,050,000                40               80,960                0            81,000

Issuance of common stock for
 cash in connection with
 exercise of warrants during
 November 1988                                  675,000                 7               13,493                0            13,500

Net loss for the year ended
 November 30, 1988                                    0                 0                    0       (  414,054)       (  414,054)
                                            -----------        ----------            ---------         --------         ---------
Balance, November 30, 1988                  604,725,000             6,047            1,467,808       (  414,054)        1,059,801

Issuance of common stock for
 services from December 1988
 to October 1989                              1,700,000                18               26,482                0            26,500

Issuance of common stock for
 cash in connection with
 exercise of warrants during
 the year ended November 30, 1989             2,027,200                20               40,524                0            40,544

Net loss for the year ended
 November 30, 1989                                    0                 0                    0       (  561,463)       (  561,463)
                                            -----------         ---------            ---------        ---------         ---------
Balance, November 30, 1989                  608,452,200             6,085            1,534,814       (  975,517)          565,382


                                                            (continued)



                                                      SAFE AID PRODUCTS INCORPORATED
                                                       (A DEVELOPMENT STAGE COMPANY)
                                                      STATEMENT OF STOCKHOLDERS' EQUITY



                                                                                                      Deficit
                                                                                                    Accumulated
                                                                                    Additional        During             Total
                                                         Common Stock                Paid-in        Development      Stockholders'
                                                  Shares             Amount          Capital           Stage            Equity


Issuance of common stock for cash
 in connection with exercise of
 warrants during the year ended
 November 30, 1990                                  25,000                 0               500                0               500

Net loss for the year ended
 November 30, 1990                                       0                 0                 0      (   353,012)       (  353,012)

Net loss for the year ended
 November 30, 1991                                       0                 0                 0      (   108,242)       (  108,242)

Net loss for the year ended
 November 30, 1992                                       0                 0                 0     (     58,009)       (   58,009)

Issuance of common stock for
 services for the year ended
 November 30, 1993                                 500,000                 5               495                0               500

Net loss for the year ended
 November 30, 1993                                       0                 0                 0     (     44,479)       (   44,479)

Issuance of common stock for
 services for the year ended
 November 30, 1994                              94,000,000               940            13,160                0            14,100

Net loss for the year ended
 November 30, 1994                                       0                 0                 0     (      7,441)       (    7,441)
                                               -----------          --------      ------------     ------------         ---------
Balance, November 30, 1994                     702,977,200             7,030         1,548,969       (1,546,700)            9,299

Net loss for the year ended
 November 30, 1995                                       0                 0                 0     (     19,049)       (   19,049)
                                               -----------          --------      ------------      -----------         ---------
Balance, November 30, 1995                     702,977,200             7,030         1,548,969       (1,565,749)       (    9,750)

Net loss for the year ended
 November 30, 1996                                       0                 0                 0     (      5,009)       (    5,009)
                                               -----------         ---------      ------------     ------------        ----------
Balance, November 30, 1996                     702,977,200           $ 7,030        $1,548,969      $(1,570,758)      $(   14,759)

Net loss for the three months ended
 February 28, 1997, unaudited                            0                 0                 0      (     2,775)        (   2,775)
                                               -----------         ---------      ------------     ------------        ----------

Balance, February 28, 1997 unaudited           702,977,200           $ 7,030        $1,548,969      $(1,573,533)      $(   17,534)
                                               -----------         ---------      ------------     ------------        ----------



                                                    SAFE AID PRODUCTS INCORPORATED
                                                     (A DEVELOPMENT STAGE COMPANY)
                                                        STATEMENT OF OPERATIONS
                                                              (UNAUDITED)


                                                         For The Three              From Inception
                                                         Months Ended             (May 21, 1987) to
                                                February 28,    February 29,         February 28,
                                                    1997            1996                 1997

REVENUE

    Net sales                                    $      0          $  9,828           $  237,030
    License fees                                        0                 0               10,000
    Interest income                                     0                 0              120,676
                                                 --------          --------            ---------
             TOTAL REVENUES                             0             9,828              367,706
                                                 --------          --------            ---------

EXPENSES

    Cost of sales                                       0             7,589              203,463
    Selling, general and
     administrative                                 2,775             3,536              923,154
    Research and development                            0                 0              594,618
    Selling expenses                                    0                 0               65,642
    Depreciation and amortization                       0                 0               29,443
    Loss- inventory obsolescence                        0                 0              124,919
                                                  -------          --------            ---------
             TOTAL                                  2,775            11,135            1,941,239
                                                  -------          --------            ---------

NET LOSS                                         $( 2,775)         $( 1,307)         $(1,573,533)
                                                   ======            ======            =========

LOSS PER SHARE:
    Net loss per share                               NIL                NIL                  NIL
                                                   ======            ======               ======
WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING                            702,977,200       702,977,200          673,991,290
                                              ===========       ===========          ===========



                                                  SAFE AID PRODUCTS INCORPORATED
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                      STATEMENT OF CASH FLOWS
                                                             UNAUDITED



                                                                   For The Three           From Inception
                                                                   Months Ended          (May 21, 1987) to
                                                              February 28,  February 29,    February 28,
                                                                 1997          1996             1997

CASH FLOWS FROM OPERATING ACTIVITIES

         Net loss                                              $( 2,775)      $( 1,307)      $(1,573,533)
                                                               --------       --------       -----------
         Adjustments to reconcile net loss to net cash
                  used in operating  activities:
           Depreciation and amortization                              0              0            29,443
           Issuance of common stock for services                      0              0           122,100
           Loss on abandonment of assets                              0              0            11,018
         Changes in operating assets and liabilities:
          (Increase) decrease in assets:
            Organization costs                                        0              0        (    1,350)
           Increase (decrease) in liabilities:
            Accounts payable and accrued expenses                   164         (  388)            5,457
                                                                 ------         ------        ----------
                  TOTAL ADJUSTMENTS                             ( 2,611)        (  388)          166,668
                                                                 ------         ------        ----------

         NET CASH USED BY OPERATING
          ACTIVITIES                                                  0        ( 1,695)       (1,406,865)
                                                                 ------         ------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES
         Additions to property and equipment                          0              0        (   39,111)
                                                                 ------         ------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from issuance of common stock                       0              0         1,433,899
         Loans from stockholders                                      0          3,500            23,500
         Repayment of stockholders' loans                             0              0        (   10,000)
                                                                 ------         ------         ---------

         NET CASH PROVIDED BY FINANCING
          ACTIVITIES                                                  0          3,500         1,447,399
                                                                 ------         ------         ---------

INCREASE (DECREASE) IN CASH                                      (2,611)         1,805             1,423

BEGINNING CASH BALANCE                                            4,034          2,191                 0
                                                                 ------         ------        ----------
ENDING CASH BALANCE                                            $  1,423       $  3,996       $     1,423
                                                                =======         ======        ==========

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                   UNAUDITED


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Safe Aid Products Incorporated ("the Company") was incorporated on May 21, 1987 in the State of Delaware to engage in manufacturing and marketing of a disinfectant product for sale in dental and medical offices and hotel and motel markets, as well as in the retail over-the counter market, and to engage in research and development regarding nasal and transdermal delivery of aspirin and other drugs. At present, the Company remains in its development stage. Its activities to date consist of limited sales of disinfectant products and the investigation of the nasal and transdermal delivery of aspirin and other drugs.

The Company's financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company reported net losses of $5,089 and $19,049 for the fiscal years ended November 30, 1996 and 1995, respectively. The continuation of the Company is dependent upon obtaining additional capital or financing and the eventual achievement of sustained profitable operations. To obtain these objectives, management is pursuing a number of options, including continued efforts towards the licensing of patents related to the nasal and transdermal delivery of aspirin and other drugs. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The financial data for the three months ended February 28, 1997 and February 29, 1996 is unaudited, but includes all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of the management, necessary for a fair presentation of the results of operations for such periods.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and assumptions.

Depreciation of machinery and equipment is computed under an accelerated method over five year estimated useful lives of the related assets.

Net Loss Per Share

Net loss per average common and common equivalent share has been computed on the basis of the weighted average number of common shares and equivalents outstanding during the respective periods. The effects on loss per share resulting from the assumed issuance of reserved shares and the assumed exercise of warrants in all periods presented are antidilutive and, therefore, not included in the calculations.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                    UNAUDITED

NOTE 2 - INCOME TAXES

No provision has been made in the accompanying financial statements for income taxes payable because of the Company's operating loss from operations. At November 30, 1996, the Company has approximately $1,553,000 of operating loss carryforwards for financial reporting and income tax purposes that expire through the year 2011. Additionally, the Company has approximately $44,000 of research and development credits available to offset future income taxes through the year 2005.

NOTE 3:  STOCKHOLDERS' EQUITY

The Articles of Incorporation provide for the authorization of 950,000,000 shares of common stock at $.00001 par value. Original capital contributed was $10,000 in payment for the issuance of 100,000,000 shares of common stock.

During the period from December 1, 1987 through February 11, 1988, an additional 350,000,000 shares were issued for an aggregate consideration of $155,514.

In June of 1988, the Company completed a sale of 150,000 units to the public at a price of $10 per unit. The Company received proceeds in the amount of $1,213,841, net of commissions and expenses to the underwriter, legal, accounting and other expenses related to the public offering in the amount of $286,159. Each unit consisted of 1,000 shares of common stock, $.00001 par value, and 500 redeemable common stock warrants designated redeemable Warrant "A". Each redeemable Warrant "A" would upon exercise, entitle the holder to purchase one share of common stock for $.02 per share and to receive one redeemable Class "B" Common Stock purchase warrant. Each redeemable Class "B" Common Stock purchase warrant would, upon exercise, entitle the holder to purchase one share of common stock for $.05 per share. These exercise periods of both Class "A" and Class "B" warrants have been extended by the Board of Directors through January 9, 1998. At February 28, 1997, 147,272,800 shares of common stock are reserved in connection with such warrants.

The shares of common stock and common stock purchase warrants were immediately detachable from the units upon closing of the public offering and are, to the extent a market exists, therefore, traded separately from the common stock.

In August 1988, 4,050,000 shares of common stock were issued to certain consultants of the Company as compensation for their services rendered. These shares have been valued by the Company at $.02 per share. The Company recorded these shares as research and development expense.

During November 1988, 675,000 redeemable Class "A" Common Stock purchase warrants were exercised at a price of $.02 per share. The Company received proceeds of $13,500 upon the exercise of these warrants.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                    UNAUDITED


NOTE 3:  STOCKHOLDERS' EQUITY (continued)

In December 1988, 750,000 shares of common stock were issued to an unrelated company as an inducement to enter into a license agreement at $.02 per share. The Company recorded these shares as research and development expense.

In March 1989, 200,000 shares of common stock were issued to an unrelated party as compensation for services rendered to the Company. These shares have been valued by the Company at $.02 per share. The Company recorded these shares as public relations expense.

In October 1989, 750,000 shares of common stock were issued to unrelated parties as compensation for services rendered to the Company. These shares have been valued by the Company at $.01 per share. The Company recorded these shares as consulting and research and development expense.

During the years ended November 30, 1989 and 1990, 2,027,200 and 25,000 redeemable Class "A" Common Stock purchase warrants were exercised at a price of $.02 per share, respectively. The Company received proceeds of $40,544 and $500 upon the exercise of these warrants, respectively.

On January 8, 1993, the Company issued 500,000 shares of the Company's common stock in consideration of consulting services. The shares were valued at $.001 per share.

In January and February of 1994, 94,000,000 shares of common stock were issued to certain officers and consultants of the Company and to one of the Company's law firms as compensation for their services rendered and to induce them to continue to provide their services to the Company. These shares have been valued by the Company at $.00015 per share and the Company recorded these shares as general and administrative expenses during the year ended November 30, 1994.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

On February 27, 1997, the Company entered into a joint venture with CC Plus, a Spanish corporation. The purpose of the joint venture is to establish the worldwide development, production and marketing of nasally administered aspirin (the "Product"), as well as research and develop the ability to use the Product in connection with the nasal administration of other medications or natural substances. The term of the joint venture is ten (10) years, commencing February 27, 1997 and shall be automatically renewed for periods of ten (10) years unless otherwise terminated in accordance with the terms of the Agreement. However, during the initial term, the Company holds the exclusive right to terminate the joint venture in the event that the total sales of the Product are less than 1,500,000 units during the initial thirty months of the term of joint venture.

The Company and CC Plus shall share the earnings of the joint venture in equal shares of fifty (50%) percent each. However, the Company's share in the earnings of the joint venture shall not be less than five (5%) percent of the gross sales of the joint venture. As a condition to the joint venture, CC Plus shall expend no less than $500,000.00 towards the development and marketing of the Product. The initial name of the joint venture is "CC Plus-Safe Aid Joint Venture."

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28,1997
                                    UNAUDITED

NOTE 4 - COMMITMENTS AND CONTINGENCIES (continued)

On July 25, 1994, the Company entered into a license agreement with CMR Group, Inc. ("CMR") in which the Company granted to CMR an exclusive license to develop and market the Company's patent rights relating to TCGU or bleaching products. In consideration for granting CMR this license, the Company received a license fee of $10,000 in 1994 and will receive royalties of 10% of the net revenue from all sales of products containing TCGU until the Company receives $1,000,000, and 7% of the net revenue from such sales thereafter.

There were no royalties earned pursuant to this agreement during the year ended November 30, 1996 or the three months ended February 28, 1997.

On January 25, 1988, the Company entered into a research agreement with the University of Kentucky Research Foundation (UKRF). Pursuant to the terms of the agreement, the Company offered a grant in the amount of $100,000 per year, in exchange for specific research to be performed by UKRF. The Company paid $100,000 for the year ended November 30, 1988 and $75,000 for the year ended November 30, 1989. No grants were offered subsequent to 1989. All inventions or discoveries pursuant to the research agreement shall be owned by UKRF. UKRF has granted an option to the Company for the exclusive license of any such invention or discoveries. Upon exercising its option, the Company shall pay a license fee up to $10,000. Certain members of the Company's Advisory Board are professors at the University of Kentucky. On August 30, 1988 the Company exercised its option with respect to certain patent rights. Additionally, the Company shall pay annual royalties during the term of the agreement based upon annual direct and indirect net sales as follows:

i.       2.0% royalty on all direct sales.
ii. For all indirect sales for which the Company receives a royalty, 1/3 of such royalty is to be paid to UKRF. This royalty payment cannot be less than 1% or more than 2% of such indirect sales.
iii. For all indirect sales for which the Company receives a license fee, 20% of such license fee is to be paid to UKRF.

There has been no activity with respect to this agreement during the year ended November 30, 1996 or the three months ended February 28, 1997.

On January 25, 1988, the Company entered into a license agreement with UKRF in connection with the right to use certain information and patents concerning the derivation of aspirin. The agreement also required a non-refundable license issue fee of $5,000 upon execution. Additionally, the Company shall pay a royalty in an amount equal to 2% of the net sales of the licensed product as defined in the agreement. There has been no activity with respect to this agreement during the year ended November 30, 1996 or the three months ended February 28, 1997.

                       UNAUDITED FINANCIAL STATEMENTS FOR
                         THE QUARTER ENDED MAY 31, 1997
                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)

                                                      BALANCE SHEETS

                                                                           May 31, 1997      November 30, 1996
                                                                            Unaudited

                                                         ASSETS

CURRENT ASSETS
         Cash                                                              $         130        $       4,034
                                                                              ----------          -----------
                  TOTAL CURRENT ASSETS                                               130                4,034

MACHINERY AND EQUIPMENT
         Net of accumulated depreciation of $4,258                                     0                    0
                                                                            ------------          -----------
                  TOTAL ASSETS                                             $         130         $      4,034
                                                                            ============          ===========


                                         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

         Shareholder loans                                                  $     13,500           $   13,500
         Accrued expenses                                                          6,589                5,293
                                                                             -----------          -----------
                  TOTAL CURRENT LIABILITIES                                       20,089               18,793
                                                                             -----------          -----------

STOCKHOLDERS' EQUITY
         Common stock $.00001 par value
           950,000,000 shares authorized;
           702,977,200 issued and outstanding                                      7,030                7,030
         Additional paid in capital                                            1,548,969            1,548,969
         Deficit accumulated during development
           stage                                                              (1,575,958)          (1,570,758)
                                                                              ----------           ----------
                  TOTAL                                                       (   19,959)          (   14,759)
                                                                              ----------           ----------
                  TOTAL LIABILITIES AND
                    STOCKHOLDERS' EQUITY                                    $        130           $    4,034
                                                                            ============          ===========






                                                   SAFE AID PRODUCTS INCORPORATED
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                 STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                                  Deficit
                                                                                                  Accumulated
                                                                                Additional        During           Total
                                                      Common Stock              Paid-In           Development      Stockholders'
                                             Shares            Amount           Capital           Stage            Equity
Date of inception - May 21, 1987                 0      $          0   $             0    $           0    $            0

Issuance of common stock
 for cash to founders                  100,000,000             1,000             9,000                0            10,000
                                       -----------            ------         ---------        ---------         ---------

Balance, November 30, 1987             100,000,000             1,000             9,000                0            10,000

Issuance of common stock for
 cash to outside investors from
 December 1, 1987 through
 February 11, 1988                     350,000,000             3,500           152,014                0           155,514

Public issuance of shares for
 cash, net of expenses, during
 the period April 11, 1988
 through June 30, 1988                 150,000,000             1,500         1,212,341                0         1,213,841

Issuance of common stock for
 services during August 1988             4,050,000                40            80,960                0            81,000

Issuance of common stock for
 cash in connection with
 exercise of warrants during
 November 1988    675,000                        7            13,493                 0           13,500

Net loss for the year ended
 November 30, 1988                               0                 0                 0       (  414,054)       (  414,054)
                                       -----------        ----------    --------------         --------         ---------
Balance, November 30, 1988             604,725,000             6,047         1,467,808       (  414,054)        1,059,801

Issuance of common stock for
 services from December 1988
 to October 1989                         1,700,000                18            26,482                0            26,500

Issuance of common stock for
 cash in connection with
 exercise of warrants during
 the year ended November 30, 1989        2,027,200                20            40,524                0            40,544

Net loss for the year ended
 November 30, 1989                               0                 0                 0       (  561,463)       (  561,463)
                                       -----------         ---------   ---------------        ---------         ---------
Balance, November 30, 1989             608,452,200             6,085         1,534,814       (  975,517)          565,382

                                                            (continued)




                                                   SAFE AID PRODUCTS INCORPORATED
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                 STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                    Deficit
                                                                                                    Accumulated
                                                                                  Additional        During           Total
                                                        Common Stock              Paid-In           Development      Stockholders'
                                               Shares         Amount              Capital           Stage            Equity
Issuance of common stock for cash
 in connection with exercise of
 warrants during the year ended
 November 30, 1990                            25,000              0               500                0               500

Net loss for the year ended
 November 30, 1990                                 0              0                 0      (   353,012)       (  353,012)

Net loss for the year ended
 November 30, 1991                                 0              0                 0      (   108,242)       (  108,242)

Net loss for the year ended
 November 30, 1992                                 0              0                 0     (     58,009)       (   58,009)

Issuance of common stock for
 services for the year ended
 November 30, 1993                           500,000              5               495                0               500

Net loss for the year ended
 November 30, 1993                                 0              0                 0     (     44,479)       (   44,479)

Issuance of common stock for
 services for the year ended
 November 30, 1994                        94,000,000            940            13,160                0            14,100

Net loss for the year ended
 November 30, 1994                                 0              0                 0     (      7,441)       (    7,441)
                                         -----------       --------        ----------     ------------       -----------
Balance, November 30, 1994               702,977,200          7,030         1,548,969       (1,546,700)            9,299

Net loss for the year ended
 November 30, 1995                                0               0                 0     (     19,049)       (   19,049)
                                         -----------       ---------       ----------      -----------       -----------
Balance, November 30, 1995               702,977,200          7,030         1,548,969       (1,565,749)       (    9,750)

Net loss for the year ended
 November 30, 1996                                 0              0                 0     (      5,009)       (    5,009)
                                         -----------      ---------        ----------     ------------       -----------
Balance, November 30, 1996               702,977,200          7,030         1,548,969       (1,570,758)       (   14,759)

Net loss for the six months ended
 May 31, 1997, unaudited                           0              0                 0     (      5,200)       (    5,200)
                                         -----------      ---------        ----------     ------------       -----------
Balance, May 31, 1997 unaudited          702,977,200        $ 7,030        $1,548,969      $(1,575,958)      $(   19,959)
                                         ===========      =========        ==========     ============       ===========



                                      B-22




                                                   SAFE AID PRODUCTS INCORPORATED
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                      STATEMENT OF OPERATIONS
                                                            (UNAUDITED)

                                                                       For The Six               From Inception
                                                                      Months Ended             (May 21, 1987) to
                                                                        May 31,                     May 31,

                                                                 1997             1996                 1997
REVENUE
         Net sales                                         $          0         $  9,828            $  237,030
         License fees                                                 0                0                10,000
         Interest income                                              0                0               120,676
                                                              ---------       ----------            ----------
                  TOTAL REVENUES                                      0            9,828               367,706
                                                              ---------       ----------            ----------

EXPENSES
         Cost of sales                                                0            7,599               203,463
         Selling, general and administrative                      5,200            5,475               925,579
         Research and development                                     0                0               594,618
         Selling expenses                                             0                0                65,642
         Depreciation and amortization                                0                0                29,443
         Loss- inventory obsolescence                                 0                0               124,919
                                                              ---------       ----------            ----------
                  TOTAL                                           5,200           13,074             1,943,664
                                                              ---------       ----------            ----------

NET LOSS                                                     $(   5,200)       $(  3,246)          $(1,575,958)
                                                             ==========        =========           ===========


LOSS PER SHARE:
         Net loss per share                                         NIL              NIL                   NIL
                                                             ==========        =========           ===========
WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OUTSTANDING                                          702,977,200       702,977,200          694,164,060
                                                            ===========       ===========          ===========





                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                         For The Three
                                                           Months Ended
                                                              May 31,
                                                        1997             1996

REVENUE
      Net sales                                  $          0       $        0
                                                   ----------        ---------

TOTAL REVENUES                                              0                0
                                                   ----------        ---------


EXPENSES
      Selling, general and administrative               2,425            1,939
                                                     --------          -------
               TOTAL                                    2,425            1,939
                                                     --------          -------
NET LOSS                                           $(   2,425)       $(  1,939)
                                                     ========          =======

LOSS PER SHARE:

      Net loss per share                              NIL                  NIL
                                                  ===========       ===========

WEIGHTED AVERAGE NUMBER OF
COMMON  SHARES OUTSTANDING                        702,977,200       702,977,200
                                                  ===========       ===========





                                                   SAFE AID PRODUCTS INCORPORATED
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                      STATEMENT OF CASH FLOWS
                                                             UNAUDITED

                                                                               For The Six                From Inception
                                                                               Months Ended             (May 21, 1987) to
                                                                                 May 31,                     May 31,

                                                                           1997           1996                 1997
CASH FLOWS FROM OPERATING ACTIVITIES
         Net loss                                                       $( 5,200)       $(  3,246)          $(1,575,958)
                                                                          ------          -------             ---------
         Adjustments to reconcile net loss to net cash
                  used in operating  activities:
           Depreciation and amortization                                       0                0                29,443
           Issuance of common stock for services                               0                0               122,100
           Loss on abandonment of assets                                       0                0                11,018
         Changes in operating assets and liabilities:
          (Increase) decrease in assets:
            Organization costs                                                 0                0            (    1,350)
          Increase (decrease) in liabilities:
            Accounts payable and accrued expenses                          1,296          ( 1,491)                6,589
                                                                          ------           ------           -----------
                  TOTAL ADJUSTMENTS                                       1,296           ( 1,491)              167,800
                                                                         -------           ------           -----------

         NET CASH USED BY OPERATING
          ACTIVITIES                                                     ( 3,904)         ( 4,737)           (1,408,158)
                                                                          ------           ------             ---------

CASH FLOWS FROM INVESTING ACTIVITIES
         Additions to property and equipment                                   0                0            (   39,111)
                                                                       ---------        ---------             ---------

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from issuance of common stock                                0                0             1,433,899
         Loans from stockholders                                               0            3,500                23,500
         Repayment of stockholders' loans                                      0                0            (   10,000)
                                                                       ---------         --------             ---------

         NET CASH PROVIDED BY FINANCING
          ACTIVITIES                                                           0            3,500             1,447,399
                                                                       ---------           ------             ---------
INCREASE (DECREASE) IN CASH                                              ( 3,904)         ( 1,237)                  130

BEGINNING CASH BALANCE                                                     4,034            2,191                     0
                                                                          ------           ------          ------------
ENDING CASH BALANCE                                                   $      130        $     954       $           130
                                                                        ========          =======          ============

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                    UNAUDITED

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Safe Aid Products Incorporated ("the Company") was incorporated on May 21, 1987 in the State of Delaware to engage in manufacturing and marketing of a disinfectant product for sale in dental and medical offices and hotel and motel markets, as well as in the retail over-the counter market, and to engage in research and development regarding nasal and transdermal delivery of aspirin and other drugs. At present, the Company remains in its development stage. Its activities to date consist of limited sales of disinfectant products and the investigation of the nasal and transdermal delivery of aspirin and other drugs.

The Company's financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company reported net losses of $5,089 and $19,049 for the fiscal years ended November 30, 1996 and 1995, respectively. The continuation of the Company is dependent upon obtaining additional capital or financing and the eventual achievement of sustained profitable operations. To obtain these objectives, management is pursuing a number of options, including continued efforts towards the licensing of patents related to the nasal and transdermal delivery of aspirin and other drugs. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The financial data for the six and three months ended May 31, 1997 and 1996, and the period May 21, 1987 (commencement of development stage) through May 31, 1997 is unaudited, but includes all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of the management, necessary for a fair presentation of the results of operations for such periods.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and assumptions.

Depreciation of machinery and equipment is computed under an accelerated method over five year estimated useful lives of the related assets.

Net Loss Per Share

Net loss per average common and common equivalent share has been computed on the basis of the weighted average number of common shares and equivalents outstanding during the respective periods. The effects on loss per share resulting from the assumed issuance of reserved shares and the assumed exercise of warrants in all periods presented are antidilutive and, therefore, not included in the calculations.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                    UNAUDITED

NOTE 2 - INCOME TAXES

No provision has been made in the accompanying financial statements for income taxes payable because of the Company's operating loss from operations. At November 30, 1996, the Company has approximately $1,553,000 of operating loss carry forwards for financial reporting and income tax purposes that expire through the year 2011. Additionally, the Company has approximately $44,000 of research and development credits available to offset future income taxes through the year 2005.

NOTE 3:  STOCKHOLDERS' EQUITY

The Articles of Incorporation provide for the authorization of 950,000,000 shares of common stock at $.00001 par value. Original capital contributed was $10,000 in payment for the issuance of 100,000,000 shares of common stock.

During the period from December 1, 1987 through February 11, 1988, an additional 350,000,000 shares were issued for an aggregate consideration of $155,514.

In June of 1988, the Company completed a sale of 150,000 units to the public at a price of $10 per unit. The Company received proceeds in the amount of $1,213,841, net of commissions and expenses to the underwriter, legal, accounting and other expenses related to the public offering in the amount of $286,159. Each unit consisted of 1,000 shares of common stock, $.00001 par value, and 500 redeemable common stock warrants designated redeemable Warrant "A". Each redeemable Warrant "A" would upon exercise, entitle the holder to purchase one share of common stock for $.02 per share and to receive one redeemable Class "B" Common Stock purchase warrant. Each redeemable Class "B" Common Stock purchase warrant would, upon exercise, entitle the holder to purchase one share of common stock for $.05 per share. These exercise periods of both Class "A: and Class "B" warrants have been extended by the Board of Directors through January 9, 1998. At May 31, 1997, 147,272,800 shares of common stock are reserved in connection with such warrants.

The shares of common stock and common stock purchase warrants were immediately detachable from the units upon closing of the public offering and are, to the extent a market exists, therefore, traded separately from the common stock.

In August 1988, 4,050,000 shares of common stock were issued to certain consultants of the Company as compensation for their services rendered. These shares have been valued by the Company at $.02 per share. The Company recorded these shares as research and development expense.

During November 1988, 675,000 redeemable Class "A" Common Stock purchase warrants were exercised at a price of $.02 per share. The Company received proceeds of $13,500 upon the exercise of these warrants.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                    UNAUDITED

NOTE 3:  STOCKHOLDERS' EQUITY (continued)

In December 1988, 750,000 shares of common stock were issued to an unrelated company as an inducement to enter into a license agreement at $.02 per share. The Company recorded these shares as research and development expense.

In March 1989, 200,000 shares of common stock were issued to an unrelated party as compensation for services rendered to the Company. These shares have been valued by the Company at $.02 per share. The Company recorded these shares as public relations expense.

In October 1989, 750,000 shares of common stock were issued to unrelated parties as compensation for services rendered to the Company. These shares have been valued by the Company at $.01 per share. The Company recorded these shares as consulting and research and development expense.

During the years ended November 30, 1989 and 1990, 2,027,200 and 25,000 redeemable Class "A" Common Stock purchase warrants were exercised at a price of $.02 per share, respectively. The Company received proceeds of $40,544 and $500 upon the exercise of these warrants, respectively.

On January 8, 1993, the Company issued 500,000 shares of the Company's common stock in consideration of consulting services. The shares were valued at $.001 per share.

In January and February of 1994, 94,000,000 shares of common stock were issued to certain officers and consultants of the Company and to one of the Company's law firms as compensation for their services rendered and to induce them to continue to provide their services to the Company. These shares have been valued by the Company at $.00015 per share and the Company recorded these shares as general and administrative expenses during the year ended November 30, 1994.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

On February 27, 1997, the Company entered into a joint venture with CC Plus, a Spanish corporation. The purpose of the joint venture is to establish the worldwide development, production and marketing of nasally administered aspirin (the "Product"), as well as research and develop the ability to use the Product in connection with the nasal administration of other medications or natural substances. The term of the joint venture is ten (10) years, commencing February 27, 1997 and shall be automatically renewed for periods of ten (10) years each unless otherwise terminated in accordance with the terms of the Agreement. However, during the initial term, the corporation holds the exclusive right to terminate the joint venture in the event that the total sales of the Product are less than 1,500,000 units during the initial thirty months of the term of the joint venture.

         The corporation and CC Plus shall share the earnings of the joint venture in equal shares of fifty (50%) percent each. However, the corporation's share in the earnings of the joint venture shall not be less than five (5%) percent of the gross sales of the joint venture. As a condition to the joint venture, CC Plus shall expend no less than $500,000.00 towards the development and marketing of the Product. The initial name of the joint venture is "CC Plus-Safe Aid Joint Venture."

On July 25, 1994, the Company entered into a license agreement with CMR Group, Inc. ("CMR") in which the Company granted to CMR an exclusive license to develop and market the Company's patent rights relating to TCGU or bleaching products. In consideration for granting CMR this license, the Company received a license fee of $10,000 in 1994 and will receive royalties of 10% of the net revenue from all sales of products containing TCGU until the Company receives $1,000,000, and 7% of the net revenue from such sales thereafter.

There were no royalties earned pursuant to this agreement during the year ended November 30, 1996 or the six months ended May 31, 1997.

                         SAFE AID PRODUCTS INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 1997
                                    UNAUDITED

NOTE 4 - COMMITMENTS AND CONTINGENCIES (continued)

On January 25, 1988, the Company entered into a research agreement with the University of Kentucky Research Foundation (UKRF). Pursuant to the terms of the agreement, the Company offered a grant in the amount of $100,000 per year, in exchange for specific research to be performed by UKRF. The Company paid $100,000 for the year ended November 30, 1988 and $75,000 for the year ended November 30, 1989. No grants were offered subsequent to 1989. All inventions or discoveries pursuant to the research agreement shall be owned by UKRF. UKRF has granted an option to the Company for the exclusive license of any such invention or discoveries. Upon exercising its option, the Company shall pay a license fee up to $10,000. Certain members of the Company's Advisory Board are professors at the University of Kentucky. On August 30, 1988 the Company exercised its option with respect to certain patent rights. Additionally, the Company shall pay annual royalties during the term of the agreement based upon annual direct and indirect net sales as follows:

i.       2.0% royalty on all direct sales.

ii. For all indirect sales for which the Company receives a royalty, 1/3 of such royalty is to be paid to UKRF. This royalty payment cannot be less than 1% or more than 2% of such indirect sales.

iii. For all indirect sales for which the Company receives a license fee, 20% of such license fee is to be paid to UKRF.

There has been no activity with respect to this agreement during the year ended November 30, 1996 or the six months ended May 31, 1997.

On January 25, 1988, the Company entered into a license agreement with UKRF in connection with the right to use certain information and patents concerning the derivation of aspirin. The agreement also required a non-refundable license issue fee of $5,000 upon execution. Additionally, the Company shall pay a royalty in an amount equal to 2% of the net sales of the licensed product as defined in the agreement. There has been no activity with respect to this agreement during the year ended November 30, 1996 or the six months ended May 31, 1997.

                                    ANNEX "C"

                        INDEX TO INI FINANCIAL STATEMENTS

I.   Audited Financial Statements for the Fiscal Year ended December
     31, 1996

     Independent Auditor's Report                                          C-1

     Balance Sheet as of December 31, 1996                                 C-2

     Statement of Revenues, Expenses and Retained Earnings for the period C-3 beginning October 2, 1996 (inception) ending December 31, 1996

     Statement of Changes in Stockholders' Equity - December 31, 1996      C-4

     Statement of Cash Flows for the period beginning October 2, 1996      C-5
     (inception) ending December 31, 1996

     Notes to Financial Statements                                         C-6

II.  Unaudited Financial Statements for the Quarter ended June 30, 1997

     Cover Sheet                                                           C-7

     Balance Sheet as of June 30, 1997                                     C-8

     Statements of Income for the six months ended June 30, 1997           C-9

     Statement of Cash Flows for the six months ended June 30, 1997        C-10

                          JAY S. SHAPIRO, P.A.
                       Certified Public Accountant

1031 Ives Dairy Road                              Member: American Institute of
     Suite 127                                     Certified Public Accountants
North Miami Beach, Florida 33179                              and
Dade (305) 654-9989                                   Florida Institute of
Broward (954) 522-2915                             Certified Public Accountants
 Fax (305) 654-0055

                      INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Intelligence Network International, Inc.
Palm Beach, Florida

We have audited the accompanying statement of assets, liabilities and stockholder's equity of Intelligence Network International, Inc. as of December 31, 1996, and the related statements of revenues, expenses and retained earnings (deficit), and cash flows for the period beginning October 2, 1996 (date of inception) ending December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intelligence Network International, Inc. as of December 31, 1996, and the results of its operations and cash flows for the period beginning October 2, 1996 (date of inception) ending December 31, 1996 in conformity with generally accepted accounting principles.

/s/  J.S. Shapiro, CPA, P.A.

North Miami Beach, Florida
September 15, 1997

                    INTELLIGENCE NETWORK INTERNATIONAL, INC.
            STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDER'S EQUITY
                                DECEMBER 31, 1996

                                     ASSETS

CURRENT ASSETS:
         CASH                                                            $57,977
                                                                         -------
                                                                          57,977







                                                                         $57,977
                                                                         =======

                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:                                                                 --

STOCKHOLDER'S EQUITY:
         Common stock, $.001 par value,
             19,980,000 shares authorized,
              1,449,700 shares issued and outstanding                  $  1,450
         Additional Paid-in Capital                                      76,550
         Retained earnings (deficit)                                    (20,023)
                                                                       --------
                                                                         57,977
                                                                       --------
                                                                       $ 57,977
                                                                       ========

The accompanying notes are an integral
    part of these Financial Statements

                    INTELLIGENCE NETWORK INTERNATIONAL, INC.
              STATEMENT OF REVENUES, EXPENSES AND RETAINED EARNINGS
       FOR THE PERIOD OCTOBER 2, 1996 (INCEPTION) ENDING DECEMBER 31, 1996

REVENUES:                                                              $   --

DIRECT COST OF REVENUES:                                                   --

                                                                       --------

GROSS PROFIT                                                               --

GENERAL AND ADMINISTRATIVE COSTS:
         Management fees                                                 20,023
                                                                       --------
NET INCOME (LOSS)                                                       (20,023)

RETAINED EARNINGS (DEFICIT):
         Beginning of period                                               --
                                                                       --------
                                                                        (20,023)
                                                                       --------
         End of period                                                 $(20,023)
                                                                       ========

The accompanying notes are an integral
    part of these Financial Statements




                                            INTELLIGENCE NETWORK INTERNATIONAL
                                      STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                                    DECEMBER 31, 1996

                                                     COMMON SHARES            ADDITIONAL          RETAINED
                                                  SHARES      AMOUNT        PAID-IN CAPITAL       EARNINGS       TOTAL
BALANCE
    OCTOBER 2, 1996                             1,449,700     1,450             $76,550                         $78,000

NET INCOME FOR THE YEAR                                                                           (20,023)      (20,023)

LESS - SHAREHOLDERS' DIVIDEND DISTRIBUTIONS                                                             0             0

BALANCE,
    DECEMBER 31, 1996                           1,449,700     1,450             $76,550           (20,023)      $57,977





                                                              C-4

                    INTELLIGENCE NETWORK INTERNATIONAL, INC.
                             STATEMENT OF CASH FLOWS
  FOR THE PERIOD BEGINNING OCTOBER 2, 1996 (INCEPTION) ENDING DECEMBER 31, 1996


OPERATING ACTIVITIES:
         Net income(loss)                                        $(20,023)
         Adjustments to reconcile net income to net
             cash provided by operating activities:                  --

                                                                 --------
NET CASH USED FOR INVESTING ACTIVITIES                               --
                                                                 --------

FINANCING ACTIVITIES
         Issuance of common stock                                  78,000

                                                                 --------
Net cash (used) by financing activities                            78,000
                                                                 --------

INCREASE (DECREASE) IN CASH                                        57,977

CASH:
         Beginning of year                                           --
                                                                 --------
          End of year                                            $ 57,977
                                                                 ========






The accompanying notes are an integral
    part of these Financial Statements

                    INTELLIGENCE NETWORK INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Description of Business:
------------------------

Intelligence Network International, Inc. (INI) was incorporated in the state of Florida on October 2, 1996. The Company was formed primarily to conduct business acquisitions.

Income Taxes
------------

The company is an C Corporation for federal income tax purposes.

NOTE 2 -  SUBSEQUENT EVENTS
---------------------------

On January 10, 1997 INI acquired three internet related companies. On August 2, 1997 INI acquired a company that wholesales and retails custom designed and assembled computer systems and related products. On August 28, 1997 INI acquired a company that is a printer and publisher of magazines and catalogues.

As of September 15, 1997, INI is actively pursuing additional acquisitions including a business combination with a publicly traded company.

                INTELLIGENCE NETWORK INTERNATIONAL, INC.

                           FINANCIAL STATEMENT

                           AS OF JUNE 30, 1997

                 INTELLIGENCE NETWORK INTERNATIONAL, INC

                               BALANCE SHEET

                            AS OF JUNE 30, 1997

 ASSETS

 CURRENT ASSETS

          Cash                                              $   1,145
          Accounts Receivable                                       0
 Total Current Assets                                       $   1,145

 PROPERTY AND EQUIPMENT, NET                                        0
                                                            ---------
 TOTAL ASSETS                                               $   1,145
                                                            ---------


 LIABILITIES & STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES

          Accounts payable                                      1,560
          Notes payable to stockholders                        63,002

 Total Current Liabilities                                     64,562

 STOCKHOLDERS' EQUITY

          Common Stock                                          1,450
          Additional Paid In Capital                           76,550
          Retained Earnings                                   (78,415)
                                                            ---------
 Total Stockholders' Equity                                      (415)

                                                            ---------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                   $   1,145
                                                            ---------

                  INTELLIGENCE NETWORK INTERNATIONAL, INC

                            STATEMENTS OF INCOME

                       SIX MONTHS ENDED JUNE 30, 1997



  REVENUES:
           Sales                                             $      0

  COST OF SALES                                                     0

                                                             --------
  GROSS PROFIT                                                      0
                                                             --------

  OPERATING EXPENSES                                           61,857

  INCOME FROM OPERATIONS                                      (61,857)

                                                             --------
  NET INCOME                                                 $(61,857)
                                                             --------

                INTELLIGENCE NETWORK INTERNATIONAL, INC.

                        STATEMENTS OF CASH FLOWS

                     SIX MONTHS ENDED JUNE 30, 1997



    OPERATING ACTIVITIES

             Net income (loss)                                     $(61,857)
             Adjustments to reconcile net income to net
                cash provided by operating activities                  --

                                                                   --------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                      $(61,857)

    INVESTING ACTIVITIES                                               --

                                                                   --------
    NET CASH USED FOR INVESTING ACTIVITIES                             --
                                                                   --------


    FINANCING ACTIVITIES
             Issuance of common stock                                 5,025

    Net cash (used) by financing activities                           5,025

    INCREASE (DECREASE) IN CASH                                     (61,857)

    CASH:
             Beginning of six month period                           57,977

             End of six month period                                  1,145

                                    ANNEX "D"

                        INDEX TO GMG FINANCIAL STATEMENTS

I.       Audited Financial Statements for the Fiscal Year ended
         December 31, 1995

         Independent Auditor's Report                                      D-1

         Statement of Assets, Liabilities and Stockholder's Equity         D-2

         Statement of Revenues, Expenses and Retained Earnings             D-3

         Statement of Changes in Stockholders' Equity                      D-4

         Statement of Cash Flows                                           D-5

         Notes to Financial Statements                                     D-6

         Supplementary Information-                                        D-8
         General and Administrative Costs

II.      Audited Financial Statements for the Fiscal Year ended
         December 31, 1996

         Independent Auditor's Report                                      D-10

         Statement of Assets, Liabilities and Stockholder's Equity         D-11

         Statement of Revenues, Expenses and Retained Earnings             D-12

         Statement of Changes in Stockholders' Equity                      D-13

         Statement of Cash Flows                                           D-14

         Notes to Financial Statements                                     D-15

         Supplementary Information-                                        D-17
         General and Administrative Costs

III.     Unaudited Financial Statements for the six months ended
         June 30, 1997

         Balance Sheet - June 30, 1997 and December 31, 1996               D-19

         Statements of Income - six months ended June 30, 1997             D-20
         and 1996

         Statement of Cash Flows - six months ended June 30, 1997          D-21
         and 1996

                              JAY S. SHAPIRO, P.A.
                           Certified Public Accountant


     1031 Ives Dairy Road                         Member: American Institute of
        Suite 127                                  Certified Public Accountant
North Miami Beach, Florida 33179                              and
   Dade (305) 654-9989                                 Florida Institute of
    Broward (954) 522-2915                         Certified Public Accountants
    Fax (305) 654-0055

                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors
GMG Computer Consultants, Inc.
North Miami Beach, Florida

We have audited the accompanying statement of assets, liabilities and stockholder's equity of GMG Computer Consultants, Inc. as of December 31, 1995, and the related statements of revenues, expenses and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GMG Computer Consultants, Inc. as of December 31, 1995, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/  J.S. Shapiro, CPA, P.A.

North Miami Beach, Florida
September 19, 1997

                         GMG COMPUTER CONSULTANTS, INC.
            STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDER'S EQUITY
                                DECEMBER 31, 1995

                                     ASSETS


CURRENT ASSETS:
   Cash                                                 $   392
   Shareholder loan receivable                            7,026
                                                        -------
                                                          7,418

PROPERTY AND EQUIPMENT:
   Machinery & equipment                                 91,112
   Less - accumulated depreciation                       74,458
                                                        -------
                                                         16,654
OTHER ASSETS:
   Deposits                                               3,630
                                                        -------
                                                          3,630
                                                        -------
                                                        $27,702
                                                        =======


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Line of credit payable - bank                        $16,123
   Payroll taxes payable                                  2,440
   Sales tax payable                                      2,759
                                                        -------
                                                         21,322
                                                        -------

STOCKHOLDER'S EQUITY:
   Common stock, $1.00 par value 200
     shares authorized, issued and
     outstanding                                            200
   Additional Paid-in Capital                             4,200
   Retained earnings                                      1,980
                                                        -------
                                                          6,380
                                                        -------
                                                        $27,702
                                                        =======

The accompanying notes are an integral
   part of these Financial Statements

                         GMG COMPUTER CONSULTANTS, INC.
              STATEMENT OF REVENUES, EXPENSES AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


SALES                                                 $354,439

COST OF SALES                                           61,046
                                                      --------
GROSS PROFIT                                           293,393

GENERAL AND ADMINISTRATIVE COSTS                       232,329
                                                      --------
NET INCOME                                              61,064

RETAINED EARNINGS:
   Beginning of year                                      --
                                                      --------
                                                        61,064
   Less - shareholder's dividend distributions          59,084
                                                      --------
   End of year                                        $  1,980
                                                      ========




The accompanying notes are an integral
   part of these Financial Statements

                          GMG COMPUTER CONSULTANTS, INC
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                                DECEMBER 31, 1995


                              COMMON SHARES    ADDITIONAL        RETAINED
                              SHARES AMOUNT    PAID-IN-CAPITAL   EARNINGS      TOTAL
                              ------ ------    ---------------   --------      -----

BALANCE,
   JANUARY 1, 1995              200    200        $ 4,200                    $ 4,400


NET INCOME FOR THE YEAR                                           $61,064     65,464

LESS SHAREHOLDERS' DIVIDEND DISTRIBUTIONS                         $59,084      6,380

BALANCE,
   DECEMBER 31, l995            200    200        $ 4,200         $ 1,980      6,380



The Accompanying notes are an integral
  part of these Financial Statements

                         GMG COMPUTER CONSULTANTS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


OPERATING ACTIVITIES:
   Net income                                         $ 61,064

   Adjustments to reconcile net income to net
     cash provided by operating activities:
       Depreciation and amortization                    12,186
       Decrease (increase) in deposits                   1,905
       Increase (decrease) in payroll taxes payable      3,789
       Increase (decrease) in sales taxes payable         (744)
                                                      --------
NET CASH PROVIDED BY OPERATING ACTIVITIES               78,200

INVESTING ACTIVITIES:
   Purchase of property and equipment                     (691)
                                                      --------
NET CASH USED FOR INVESTING ACTIVITIES                    (691)
                                                      --------

FINANCING ACTIVITIES

   Proceeds from line of credit payable - bank             763
   Payments on shareholder loan                         (8,084)
   Payments on short term debt                         (15,536)
   Payments on shareholder's dividend distributions    (59,084)
                                                      --------
Net cash (used) by financing activities                (81,941)
                                                      --------

INCREASE (DECREASE) IN CASH                             (4,432)

CASH:
   Beginning of year                                     4,824
                                                      --------
   End of year                                        $    392
                                                      ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:
   Cash paid during the year for:
   Interest expense                                   $  1,663



The accompanying notes are an integral
   part of these Financial Statements

                         GMG COMPUTER CONSULTANTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31,1995



NOTE 1 - BACKGROUND INFORMATION
-------------------------------

Description of Business:
------------------------

GMG Computer Consultants, Inc. was incorporated in the state of Florida on May 14, 1990. The Company is a professional digital pre-press and color services firm servicing the magazine and advertising industry. Its customer base is nationwide with a concentrated emphasis in South Florida.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

Revenue Recognition
-------------------

Revenues and expenses are recognized under the cash receipts and disbursements.

Property and equipment
----------------------

Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of plant or equipment are sold or retired, the related cost and accumulated depreciation is removed from the accounts and any gain or loss is included in the results of operations.

Depreciation is calculated utilizing the modified accelerated cost recovery method (MACRS-tax method). No significant difference between MACR and straight line depreciation method for 1996 depreciation expense. The estimated useful life of assets are

          Office equipment         5-7 years
          Machinery & equipment    5-7 years


Income Taxes
------------

The company is an S Corporation for federal income tax purposes. Consequently, all income tax attributes are reported by the shareholder's individually.


NOTE 3 - PROPERTY AND EQUIPMENT
-------------------------------

A summary of property and equipment is as follows:

          Machinery and equipment           $  91,112
          Lese - accumulated depreciation      74,458
                                             --------
          Net property & equipment           $ 16,654
                                             ========

NOTE 4 - CURRENT LIABILITIES
----------------------------

     Equitable Bank
     --------------
     Line of credit payable on demand
     Interest rate at 10.00%
     Secured by corporate assets                       $16,123

     Federal payroll taxes payable for the
     year ended December 31, 1995                      $ 2,440

     State sales tax payable as of
     December 31, 1995                                 $ 2,759



NOTE 5 - SUBSEQUENT EVENT
-------------------------

As of September 19, 1997, the Company's management is actively pursuing a merger with other business entities.

                           SUPPLEMENTARY INFORMATION

                         GMG COMPUTER CONSULTANTS, INC.
                        GENERAL AND ADMINISTRATIVE COSTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Advertising                                                  $   3,750
Auto expense                                                    13,306
Bank charges                                                       639
Beeper charges                                                     189
Delivery services                                                7,357
Depreciation and amortization                                   12,186
Dues & subscriptions                                               841

Equipment leases                                                30,889
Insurance                                                       12,796
Interest expense                                                 1,663
Legal fees                                                       1,097
Licenses & taxes                                                 2,653
Meals & entertainment                                            1,501
Office expenses                                                  7,415

Office salaries                                                 29,683
Officer's salaries                                              46,610
Outside services                                                 9,701
Payroll taxes                                                   14,415
Postage                                                            916
Professional fees                                                3,075
Rent                                                            17,030

Repairs & maintenance                                              144
Security                                                           850
Seminars                                                           325
Software                                                           674
Supplies                                                           865
Telephone                                                       11,759
                                                             ---------
                                                             $ 232,329
                                                             =========


The accompanying notes are an integral
   part of these Financial Statements

                              JAY S. SHAPIRO, P.A.
                           Certified Public Accountant


     1031 Ives Dairy Road                         Member: American Institute of
        Suite 127                                  Certified Public Accountant
North Miami Beach, Florida 33179                              and
   Dade (305) 654-9989                                 Florida Institute of
    Broward (954) 522-2915                         Certified Public Accountants
    Fax (305) 654-0055

                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors
GMG Computer Consultants, Inc.
North Miami Beach, Florida

We have audited the accompanying statement of assets, liabilities and stockholder's equity of GMG Computer Consultants, Inc. as of December 31, 1996, and the related statements of revenues, expenses and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GMG Computer Consultants, Inc. as of December 31, 1996, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/  J.S. Shapiro, CPA, P.A.

North Miami Beach, Florida
April 9, 1997

                         GMG COMPUTER CONSULTANTS, INC.
            STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDER'S EQUITY
                                DECEMBER 31, l996

                                     ASSETS

CURRENT ASSETS:

      Cash                                                        $  2,309
      Shareholder loan receivable                                   46,665
                                                                  --------
                                                                    48,974


PROPERTY AND EQUIPMENT:

      Machinery & equipment                                        102,768
      Less - accumulated depreciation                               85,875
                                                                  --------
                                                                    16,893

OTHER ASSETS:

      Deposits                                                       4,567
                                                                  --------
                                                                     4,567
                                                                  --------
                                                                  $ 70,434
                                                                  ========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:

      Bank overdraft                                              $  3,339
      Line of credit payable - bank                                 15,924
      Payroll taxes payable                                         16,958
                                                                  --------
                                                                    36,221
                                                                  --------

STOCKHOLDER'S EQUITY:
   Common stock, $1.00 par value 200
      shares authorized, issued and
      outstanding                                                      200
   Additional Paid-ln Capital                                        4,200
   Retained earnings                                                29,813
                                                                  --------
                                                                    34,213
                                                                  --------
                                                                  $ 70,434
                                                                  ========


The accompanying notes are an integral
  part of these Financial Statements

                         GMG COMPUTER CONSULTANTS, INC.
              STATEMENT OF REVENUES, EXPENSES AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

REVENUES:
     Sales                                                        $420,567

DIRECT COST OF REVENUES:
     Purchases                                                      66,670
                                                                  --------

GROSS PROFIT                                                       353,897

GENERAL AND ADMINISTRATIVE COSTS                                   258,999
                                                                  --------

NET INCOME                                                          94,898
RETAINED EARNINGS:
     Beginning of year                                               1,980
                                                                  --------
                                                                    96,878

     Less - shareholders dividend distributions                     67,065
                                                                  --------
     End of year                                                  $ 29,813
                                                                  ========





The accompanying notes are an integral
  part of these Financial Statements




                          GMG COMPUTER CONSULTANTS, INC
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                                DECEMBER 31, 1996



                              COMMON SHARES    ADDITIONAL        RETAINED
                              SHARES AMOUNT    PAID-IN-CAPITAL   EARNINGS      TOTAL
                              ------ ------    ---------------   --------      -----

BALANCE,
  JANUARY 1, 1996               200    200        $ 4,200         $ 1,980   $  6,380


NET INCOME FOR THE YEAR                                           $94,898    101,278

LESS SHAREHOLDERS' DIVIDEND DISTRIBUTIONS                         $67,065     34,213

BALANCE,
   DECEMBER 31, l995            200    200        $ 4,200         $29,813      6,380



The Accompanying notes are an integral
  part of these Financial Statements

                         GMG COMPUTER CONSULTANTS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1936


OPERATING ACTIVITIES:
   Net income                                                   $  94,898
   Adjustments to reconcile net income to net
     cash provided by operating activities:
       Depreciation and amortization                               12,601
       Decrease (increase) in deposits                               (937)
       Increase (decrease) in bank overdraft                        1,421
       Increase (decrease) in payroll taxes payable                14,518
                                                                ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                         122,501

INVESTING ACTIVITIES:
   Purchase of property and equipment                             (12,838)
                                                                ---------
NET CASH USED FOR INVESTING ACTIVITIES                            (12,838)
                                                                ---------

FINANCING ACTIVITIES
   Payments on line of credit payable - bank                         (199)
   Payments on shareholder loan                                   (18,758)
   Payments on short-term debt                                    (21,322)
   Payments on shareholder's dividend distributions               (67,065)
                                                                ---------
Net cash (used) by financing activities                          (107,354)
                                                                ---------

INCREASE (DECREASE) IN CASH                                         2,309

CASH:
   Beginning of year                                                 --
                                                                ---------
   End of year                                                  $   2,309
                                                                =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:
   Cash paid during the year for:
   Interest expense                                             $   2,600



The accompanying notes are an integral
   part of these Financial Statements

                         GMG COMPUTER CONSULTANTS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Description of Business:
------------------------

GMG Computer Consultants, Inc. was incorporated in the state of Florida on May 14, 1990. The Company is a professional digital pre-press and color services firm servicing the magazine and advertising industry. Its customer base is nationwide with a concentrated emphasis in South Florida.

Property and equipment
----------------------

Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of plant or equipment are sold or retired, the related cost and accumulated depreciation is removed from the accounts and any gain or loss is included in the results of operations.

Depreciation is calculated utilizing the modified accelerated cost recovery method (MACRS-tax method). No significant difference between MACR and straight line depreciation method for 1996 depreciation expense. The estimated useful life of assets are:

                         Office equipment        5-7 years
                         Machinery & equipment   5 7 years

Income Taxes
------------

The company is an S Corporation for federal income tax purposes. Consequently, all income tax attributes are reported by the shareholder's individually.


NOTE 2 - PROPERTY AND EQUIPMENT
------------------------------

A summary of property and equipment is as follows:

     Machinery and equipment            102,768
     Less - accumulated depreciation     85,875
                                       --------
     Net property & equipment          $ 16,893
                                       ========

NOTE 3 - CURRENT LIABILITIES
----------------------------

   Equitable Bank
   --------------
   Line of credit payable on demand
   Interest rate at 10.00%
   Secured by corporate assets              $ 15,924

   Federal payroll taxes payable for the
   year ended December 31, 1996             $ 16,958


NOTE 4 - SUBSEQUENT EVENT
-------------------------

As of April 7, 1997, the Company's management is actively pursuing a merger with other business entities.

                           SUPPLEMENTARY INFORMATION

                         GMG COMPUTER CONSULTANTS, INC.
                        GENERAL AND ADMINISTRATIVE COSTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



Advertising                             $  5,851
Auto expenses                              9,412
Bonuses                                    4,900
Delivery services                         16,997
Depreciation and amortization             12,601

Equipment leases                          41,528
Insurance                                 10,622
Interest expense                           2,600
Miscellaneous                              1,889
Office expenses                            6,047

Office salaries                           45,605
Officer's salaries                        49,170
Outside services                           1,905
Payroll taxes                              7,708

Professional fees                          2,136
Rent                                      26,708
Telephone                                  7,305
Utilities                                  6,015
                                        --------
                                        $258,999
                                        ========



The accompanying notes are an integral
   part of these Financial Statements

                       UNAUDITED GMG FINANCIAL STATEMENTS
                         GMG COMPUTER CONSULTANTS, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1997

                                     ASSETS

CURRENT ASSETS
     Cash                                                               $  2,502
     Accounts Receivable                                                  25,538
     Shareholder loan receivable                                          70,019
                                                                        --------
                                                                          98,059
PROPERTY AND EQUIPMENT:
     Machinery & equipment, net                                           30,942

OTHER ASSETS
     Deposits                                                              5,073
                                                                        --------
                                                                        $134,074
                                                                        --------

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts Payable                                                      6,418
     Line of credit payable - bank                                        15,873
     Payroll taxes payable                                                 2,030
                                                                        --------
                                                                          24,321

Stockholders' Equity
Common Stock                                                                 200
Additional Paid In Capital                                                 6,890
Retained Earnings                                                        102,663
                                                                        --------
                                                                         109,753

                                                                        --------
                                                                        $134,074
                                                                        --------

                        GMG COMPUTER CONSULTANTS, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1997 and 1996


                                                  June 30, 1997   June 30, 1996
                                                  -------------   -------------
REVENUES:
  Sales                                             $229,235        $204,543

DIRECT COSTS                                          26,026          26,511
                                                    --------        --------
GROSS PROFIT                                         203,209         178,032
                                                    --------        --------
OPERATING EXPENSES
  Advertising                                              -           3,869
  Auto expenses                                        2,526           6,333
  Bank charges                                           393             281
  Bonuses                                                  -           1,300
  Delivery services                                   10,339           6,430
  Dues & subscriptions                                    60             114
  Entertainment                                          815             290
  Equipment leases                                    18,036          21,124
  Insurance                                            7,597           6,477
  Interest expense                                       803             811
  Miscellaneous                                          980           2,100
  Licenses & taxes                                     2,183             353
  Office expenses                                        824           5,202
  Office salaries                                     17,680          67,655
  Outside services                                         -           1,825
  Payroll taxes                                          962             379
  Pest Control                                           140               -
  Postage                                                125             100
  Professional fees                                    3,575             700
  Rent                                                21,240          15,093
  Repairs & maintenance                                    -             595
  Seminars                                                 -             151
  Security                                               282               -
  Telephone                                            4,623           4,807
  Travel                                                 200           3,822
  Utilities                                            2,578           1,708
                                                    --------        --------
                                                      95,961         151,519
                                                    --------        --------
NET INCOME                                           107,248          26,513
RETAINED EARNINGS (DEFICIT):
  Beginning of period                                 49,560          (1,639)
                                                    --------        --------
                                                     156,808          24,874
  Less - shareholder's dividend distributions         54,145          18,580
                                                    --------        --------
  End of period                                     $102,663       $   6,294
                                                    ========       =========


                         GMG COMPUTER CONSULTANTS, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1997 and 1996


                                                                 Six months ended    Six months ended
                                                                   June 30, 1997      June 30, 1996
                                                                 ----------------    ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:

     Net income                                                       $ 107,248        $  26,513
     Adjustments to reconcile net income to net
         cash provided by operating activities:

              Decrease (increase) in accounts receivable                (25,538)               -
              Decrease (increase) in deposits                              (506)           1,905
              Increase (decrease) in accounts payable                    13,573            1,118
              Increase (decrease) in bank overdraft                      (3,339)               -
              Increase (decrease) in payroll taxes payable              (14,928)          10,311
                                                                      ---------        ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                76,510           39,847

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                  (1,457)          (4,783)
                                                                      ---------        ---------
NET CASH USED FOR INVESTING ACTIVITIES                                   (1,457)          (4,783)
                                                                      ---------        ---------
CASH FLOWS FROM FINANCING ACTIVITIES

     Repayments on line of credit payable - bank                            (51)             (67)
     Repayments on shareholder loan                                     (23,354)         (16,799)
     Payments on Shareholder's dividend distributions                   (54,145)         (18,590)
     Issuance from additional paid in capital                             2,690                -
                                                                      ---------         ---------
NET CASH (USED) BY FINANCING ACTIVITIES                                 (74,860)         (35,456)
                                                                      ---------         ---------

NET INCREASE (DECREASE) IN CASH                                             193             (392)

CASH:

     Beginning of period                                                  2,309              392

                                                                      ---------         ---------
     End of period                                                    $   2,502                -
                                                                      =========         =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION:
     Cash paid during the period for:
     Interest expense                                                 $     803        $     811


Read accountants compilation report

                                    ANNEX "E"
                                    ---------

                        INDEX TO TMC FINANCIAL STATEMENTS

I.       Audited Financial Statements for the Fiscal Year ended
         December 31, 1995

         Independent Auditor's Report                                      E-1

         Balance Sheet as of December 31, 1996                             E-2

         Statement of Income for the fiscal year ended                     E-3
         December 31, 1996

         Statement of Changes in Stockholders' Equity                      E-4

         Statement of Cash Flows                                           E-5

         Notes                                                             E-6

II.      Unaudited Financial Statements for the six months ended
         June 30, 1997

         Balance Sheet June 30, 1997 and December 31, 1996                 E-10

         Statements of Income - six months ended June 30, 1997             E-11
         and 1996

         Statement of Cash Flows - six months ended June 30, 1997          E-12
         and 1996

[LOGO]

Simmons LaPlant & Associates

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and
Stockholders of Total Micro Computers, Inc.

We were engaged to audit the accompanying balance sheet of Total Micro Computers, Inc. (a Florida corporation) as of December 31, 1996, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the taking of the physical inventories at December 31, 1996 and January 2, 1996 (stated at $141,503 and $49,265, respectively), since those dates were prior to the time we were initially engaged as auditors for the Company. We were unable to satisfy ourselves about inventory quantities by means of other auditing procedures.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventories taken as of December 31, 1996 and January 2, 1996, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Total Micro Computers, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Simmons, LaPlant & Associates, CPA, PA
July 8, 1997

            Certified Public Accountants / a Professional Association

        First of America Plaza - 201 East Kennedy Boulevard, Suite 715
            Tampa, Florida 33602-5828 - 813-229-2090 - 223-7104 FAX

TOTAL MICRO COMPUTERS, INC.
BALANCE SHEET

As of December 31, 1996

ASSETS

CURRENT ASSETS

     Cash                                                               $ 25,533
     Accounts receivable-trade
         net of allowance for doubtful accounts of $5,000                202,180
     Inventory                                                           141,503
     Notes receivable, stockholders                                       35,188
     Prepaid expenses                                                      2,494
                                                                        --------
              Total Current Assets                                       406,898

PROPERTY AND EQUIPMENT, NET                                               42,386
                                                                        --------
TOTAL ASSETS                                                            $449,294
                                                                        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Accounts payable - trade                                           $101,973
     Accrued expenses                                                     54,846
     Accrued income taxes                                                 67,446
     Note payable, stockholder                                             8,000
     Note payable, related party                                           7,000
     Deferred income taxes                                                 4,800
                                                                        --------
              Total Current Liabilities                                  244,065
                                                                        --------

STOCKHOLDERS' EQUITY

     Common stock, $1.00 par value; 10,000 shares
      authorized, 500 shares issued and outstanding                          500
     Additional paid-in capital                                           65,033
     Retained earnings                                                   139,686
                                                                        --------
              Total Stockholders' Equity                                 205,219
                                                                        --------

TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                                             $449,284
                                                                        ========


Read accompanying notes to financial statements

TOTAL MICRO COMPUTERS, INC.
STATEMENT OF INCOME

Year Ended December 31, 1996

SALES                                                               $ 4,566,492

COSTS OF SALES                                                        3,917,191
                                                                    -----------
GROSS PROFIT                                                            649,301

OPERATING EXPENSES                                                      447,814
                                                                    -----------
INCOME FROM OPERATIONS                                                  201,487
                                                                    -----------

OTHER INCOME (EXPENSES)
     Bad debt expense                                                   (15,156)
     Other income                                                        27,767
     Interest expense                                                    (2,166)
                                                                    -----------
                                                                         10,455
                                                                    -----------

INCOME BEFORE INCOME TAXES                                              211,932

     Provision for income taxes                                          72,246
                                                                    -----------
NET INCOME                                                          $   139,686
                                                                    ===========





Read accompanying notes to financial statements.

TOTAL MICRO COMPUTERS, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

Year Ended December 31, 1996

                            Common Shares     Additional     Retained
                           Shares   Amount  Paid-In Capital  Earnings     Total
                           ------  -------  ---------------  --------     -----
ISSUANCE OF COMMON STOCK,
     JANUARY 2, 1996        500     $500       $65,033                   $65,533

NET INCOME FOR THE YEAR
                                                             $139,686    139,686
                            ---     ----       -------       --------   --------
BALANCE,
     DECEMBER 31, 1996      500     $500       $65,033       $139,686   $205,219
                            ===     ====       =======       ========   ========







Read accompanying notes to financial statements.

TOTAL MICRO COMPUTERS, INC.
STATEMENT OF CASH FLOWS

Year Ended December 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                       $ 139,686
                                                                      ---------
     Adjustments to reconcile net income to
     net cash provided by operating
     activities:

         Depreciation                                                     4,116
         Provision for doubtful accounts                                  5,000
         Changes in account balances:
          Accounts receivable                                          (207,180)
          Inventory                                                     (92,238)
          Prepaid expenses                                                 (275)
          Accounts payable                                              101,973
          Accrued income taxes                                           67,446
          Deferred income taxes                                           4,800
          Accrued expenses                                               54,846
                                                                      ---------
              Total Adjustments                                         (61,512)
                                                                      ---------
              Net Cash Provided by Operating Activities                  78,174
                                                                      ---------


CASH FLOWS FROM INVESTING ACTIVITIES
     Issuance of stockholders notes receivable                          (35,188)
     Purchase of fixed assets                                           (31,272)
                                                                      ---------
              Net Cash Used by Investing Activities                     (66,460)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Repayment of stockholder note                                       (3,674)
     Repayment of related party note                                     (1,000)
     Proceeds from related party note                                     8,000
     Issuance of common stock                                            10,493
                                                                      ---------
              Net Cash Provided by Financing Activities                  13,819
                                                                      ---------

NET INCREASE IN CASH                                                     25,533

CASH, BEGINNING OF YEAR                                                       0
                                                                      ---------
CASH, END OF YEAR                                                     $  25,533
                                                                      =========

SUPPLEMENTAL DISCLOSURES
------------------------

Cash paid during the year for interest                                $   2,166
                                                                      =========


Read accompanying notes to financial statements.

TOTAL MICRO COMPUTERS, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-BACKGROUND INFORMATION

Total Micro Computers, Inc. (the Company), was organized and incorporated under the laws of Florida on October 23, 1995. The Company began business on January 2, 1996 and is in the sale and service of computer hardware and software.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition
-------------------

Revenues from the sale and service of computer systems are generally recognized upon delivery to the customer.

Trade Receivables
----------------

The company provides an allowance for losses on trade receivables based on a review of the current status of existing receivables and management's evaluation of periodic aging of accounts.

Inventory
---------

Inventory consisting primarily of computer hardware components is stated at the lower of cost or market. Cost is based on standard costs generated principally by most recent purchase prices.

Property and Equipment
---------------------

Property and equipment are stated at cost. Depreciation for both financial accounting and income tax purposes is computed using combinations of the straight line and accelerated methods over the estimated lives of the respective assets. Maintenance and repairs are charged to expense when incurred.

Income Taxes
------------

The Company uses Statement of Financial Accounting Standards No.109, "Accounting for Income Taxes". Under Statement 109, deferred tax assets and liabilities are recognized based on the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

TOTAL MICRO COMPUTERS, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates
---------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
--------------------------------

The carrying value of cash, receivables and accounts payable approximates fair value due to the short maturity of these instruments. The carrying values of short term debt approximate fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

NOTE 3 - NOTES RECEIVABLE

The Company holds a note receivable from each stockholder totaling $35,188. These notes earn interest at 8.5% and are due upon demand.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

         Store equipment                     $ 2,860
         Furniture and equipment              18,767
         Office equipment                     24,875
                                             -------
                                              46,502
         Less accumulated depreciation         4,116
                                             -------
         Property and equipment, net         $42,386
                                             =======

     Depreciation expense amounted to $4,116 in 1996.

TOTAL MICRO COMPUTERS, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 5 - NOTES PAYABLE

Notes payable consists of the following:

Note payable to related party with monthly
     payments of $150, including interest
     at 1.00%. Balloon payment due March 1997.
     The note is unsecured                               $ 7,000

Note payable to a stockholder includes interest
     at 18%. Note is due on demand. The note
     is unsecured                                          8,000
                                                         -------
                                                         $15,000
                                                         =======

NOTE 6 - LEASE COMMITMENTS

The Company leases office space and a truck under operating leases which expire in April 1997 and August 1998, respectively. The leases require the Company to pay monthly installments of $1,073.

Future minimum lease payments as of December 31, 1996 are as follows:

             1997                $5,862
             1998                 1,566
                                 ------
                                 $7,428
                                 ======

Rent expense for all operating leases for 1996 was $15,652.

TOTAL MICRO COMPUTERS, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 7 - INCOME TAXES

The provision for income taxes for the year ended December 31, 1996 consist of:

                           Current          Deferred         Total
                           -------          --------         -----

      Federal             $56,766           $ 4,000         $60,766
      State                10,680               800          11,480
                          -------           -------         -------
                          $67,446           $ 4,800         $72,246
                          =======           =======         =======

Provision for income taxes is reconciled to the amount computed by applying the federal corporate tax rate to earnings before income taxes as follows:

     Income tax at statutory rate          $63,579
     State income taxes                      8,667
                                           -------
                                           $72,246
                                           =======

The significant portion of the deferred tax liability is due to the tax effects of temporary differences on depreciation of fixed assets.

NOTE 8 - RELATED PARTY TRANSACTIONS

During the year, the Company sold inventory to companies affiliated through common ownership. Revenues from these sales totaled $1,199,655 for the year ended December 31, 1996.

NOTE 9 - NON-CASH FINANCING ACTIVITY

On January 2, 1996 , the stockholders contributed non-cash assets totaling $66,714 in exchange for shares of common stock. The Company also assumed a note payable to a stockholder totaling $11,674 at January 2, 1996.

TOTAL MICRO COMPUTERS, INC
BALANCE SHEET

As of June 30, 1997

ASSETS

CURRENT ASSETS

         Cash                                                           $  1,004
         Accounts Receivable - trade,
                  net of allowance for doubtful accounts of $4,000       203,720
         Inventory                                                       121,626
         Notes receivable, stockholders                                   35,188
         Prepaid expenses                                                  2,431
                                                                        --------
                             Total Current Assets                        363,969

PROPERTY AND EQUIPMENT, NET                                               44,507

                                                                        --------
TOTAL ASSETS                                                            $408,476
                                                                        --------


LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

         Accounts payable - trade                                         82,096
         Accrued expenses                                                 48,964
         Accrued income taxes                                             34,256
         Notes payable, stockholder                                        8,000
         Notes payable, related party                                      7,000
         Deferred income taxes                                             4,800
                                                                        --------
                             Total Current Liabilities                   185,116
                                                                        --------

STOCKHOLDERS' EQUITY

         Common Stock                                                        500
         Additional Paid In Capital                                       65,033
         Retained Earnings                                               157,837
                                                                        --------
                             Total Stockholders'Equity                   223,370
                                                                        --------
                                                                        $408,476
                                                                        --------

                     THE UNAUDITED STATEMENTS FOR JUNE 1997
                           TOTAL MICRO COMPUTERS, INC.
                              STATEMENTS OF INCOME



                                   Six months ended     Six months ended
                                     June 30, 1997        June 30, 1996
                                   ----------------     ----------------
SALES                                 $ 1,901,016          $ 1,186,359

COST OF SALES                           1,533,542            1,028,405

                                      -----------          -----------
GROSS PROFIT                              367,474              157,954
                                      -----------          -----------

OPERATING EXPENSES                        272,622              126,649

INCOME FROM OPERATIONS                     94,852               31,305
                                      -----------          -----------

OTHER INCOME (EXPENSES)
         Bad Debt Expense                 (13,044)              (1,154)
         Other Income                      11,774                6,431
         Interest Expense                  (1,085)                (900)
                                      -----------           -----------
NET INCOME                            $    92,497           $   35,682
                                      -----------           -----------


                           TOTAL MICRO COMPUTERS, INC
                            STATEMENTS OF CASH FLOW

                                                           Six months ended     Six months ended
                                                             June 30, 1997        June 30, 1996
                                                           ----------------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                 $ 92,497             $ 35,682
     Adjustments to reconcile net income to net
         cash provided by operating activities                   (31,949)             (34,643)
                                                                --------             --------
     Net Cash Provided by Operating Activities                   (66,599)               1,039

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of fixed assets                                     (3,872)             (14,891)

CASH FLOWS FROM FINANCING ACTIVITIES
     Payments on shareholder's dividend distributions            (87,256)              18,493

NET INCREASE (DECREASE IN CASH)                                  (24,529)               4,641

CASH, BEGINNING OF YEAR                                           25,533                    0

CASH, END OF PERIOD                                             $  1,004             $  4,641
                                                                ========             ========

SUPPLEMENTAL DISCLOSURES
------------------------



Cash paid during six months for interest                           1,085                  900

                                   ANNEX "F"
                                   ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         SAFE AID PRODUCTS INCORPORATED


         Safe Aid Products Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Corporation")

         DOES HEREBY CERTIFY:

         FIRST: That by a unanimous written consent of the Board of Directors of the Corporation dated August 29, 1997, a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and recommending that it be submitted to the Stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing paragraph thereof numbered "FIRST" and "FOURTH" so that, as amended, said paragraphs shall be and read as follows:

         FIRST: Article 1 of the Certificate of Incorporation is hereby amended to read as follows:

     "The name of the Corporation is Safe Technologies International, Inc."

         SECOND: Article Four of the Certificate of Incorporation is hereby amended to read as follows:

                  The total number of shares of stock which the Corporation shall have the authority to issue is Nine Hundred Ninety Nine Million Nine Hundred Ninety Nine Thousand (999,999,000) shares, par value $.00001 per share. All such shares are of one class and are shares of Common Stock.

                  Simultaneously, at the effective time of this Amendment, the Corporation shall effect a ten-for-one reverse stock split. At the effective time, each ten shares of Common Stock held by a stockholder shall automatically and without any action on the part of the stockholder be re-classified as and changed, pursuant to a ten-for-one reverse stock split into one share of common stock. No fractional shares will be issued. Any fractional shares will result in the adjustment of the number of shares upward or downward to the next whole share.

         THIRD: The foregoing amendment was adopted in accordance with the provisions of Section 241 of the General Corporate Law of the State of Delaware. The necessary number of shares as required by statute and the Corporation's Certificate of Incorporation were voted in favor of this amendment at a Special Meeting of Stockholders held on October ____, 1997.

         IN WITNESS WHEREOF, said Directors and Stockholders have caused this Certificate to be signed by Barbara L. Tolley, Chief Executive Officer, and Bradford L. Tolley, Secretary, this ______ day of October, 1997.


                               By:___________________________________________
                                   Barbara L. Tolley, Chief Executive Officer

                               Attest:_______________________________________
                                        Bradford L. Tolley, Secretary

                                    ANNEX "G"
                                    ---------

                 SECTION 262 OF DELAWARE GENERAL CORPORATION LAW


         262 APPRAISAL RIGHTS.

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss.251 (other than a merger effected pursuant to subsection
(g) of Section 251), 252, 254, 257, 258, 263 or 264 of this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of ss.251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a. Shares of stock of the corporation surviving or
resulting from such merger or consolidation, or depository receipts in respect thereof;

                           b. Shares of stock of any other corporation, or
depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional
depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                           d. Any combination of the shares of stock, depository
receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss.228 or ss.253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and the appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within twenty days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.
(Last amended by Ch. 349, L. '96, eff. 7-1-96.)

                                 EXHIBIT INDEX

2.1 Merger Agreement dated August 29, 1997 by and among INI and Safe Aid (attached to the Proxy Statement as Annex A and incorporated by reference into the Proxy Statement)

23.1 Consent of Scott & Guilfoyle (relating to financial statements of Safe Aid)

23.2 Consent of  Jay S. Shaprio, P.A. (relating to financial statements of INI)

23.3 Consent of Jay S. Shaprio, P.A. (relating to financial statements of GMG)

23.4 Consent of Simmons LePlant & Associates, P.A. (relating to financial statements of TMC)